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                                                           EXHIBIT 10.13
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                                              Effective Date: September 15, 1995

                                    AGREEMENT

      This Agreement ("Agreement") is entered into by and between TIME WARNER COMMUNICATIONS, a Delaware General Partnership, having an office at 160 Inverness Drive West, Englewood, Colorado 80112 ("TWComm"), and AT&T COMMUNICATIONS, INC., a Delaware corporation, having an office at 32 Avenue of the Americas, New York, New York 10013, on behalf of itself, the Interstate Division of AT&T Corp., a New York corporation, and each of their interexchange company affiliates (individually and collectively "AT&T").

      Whereas, TWComm, acting through its subsidiaries and affiliates, is in the business of providing special access, switched access, private line, local calling, and other business telecommunications services in certain Metropolitan Statistical Areas ("MSAs") within the United States; and

      Whereas, TWComm intends to offer these and other business services through affiliates controlled by, and under common ownership with, TWComm and certain other entities ("Local Entities") in certain MSAs proposed by TWComm and agreed to by AT&T ("Selected MSAs"); and

      Whereas, in consideration of TWComm's making such business services available to AT&T in each Selected MSA, AT&T agrees to purchase such business services ordered from TWComm and the Local Entities in each Selected MSA;

      Now, therefore, in consideration of the foregoing premises and the mutual covenants of this Agreement, TWComm and AT&T agree as follows:

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                                 PART I: General

1. Introduction

1.A This Agreement sets forth the terms, conditions, and pricing principles to govern all offers by TWComm through its Local Entities, and all purchases by AT&T of certain business telecommunications Services (as defined in Section 6 of this Agreement) in certain areas within the Selected MSAs. The parties expect this Agreement to be nationwide in scope and cover multiple MSAs, subject to AT&T's acceptance of TWComm's proposed MSA Schedules, as discussed further in
Section 4 of this Agreement.

1.B This Agreement also sets forth provisions applicable to certain Services provided by TWComm at TWComm's option outside Expected Serving Areas, as defined in Section 5 of this Agreement.

2. Term of Agreement

2.A When executed by authorized representatives of TWComm and AT&T, this Agreement shall become effective as of the Effective Date stated above, and shall expire thirteen years from the Effective Date, unless terminated at an earlier date pursuant to Section 31 of this Agreement. Each MSA Schedule shall become effective as of the Effective Date set forth therein, upon the execution and delivery thereof by authorized representatives of AT&T, TWComm and the Local Entity specified therein, and shall expire upon expiration of this Agreement or any earlier date upon which such MSA Schedule is terminated pursuant to Section 32 of this Agreement.

3. Defined Terms

3.A For purposes of this Agreement, words and phrases spelled with initial capital letters (other than proper names) shall have the defined meanings set forth in the applicable provisions of this Agreement.

3.B For convenience, an index of defined terms is contained in Appendix A.

3.C Unless the context otherwise requires, references hereinafter to "TWComm", when used in the context of obligations or responsibility related to the offer and provision of Services, or to the management and operation of the network (including without limitation the installation, maintenance and removal of Facilities) over which Services shall be provided, shall be interpreted to refer only to a Local Entity that has assumed such obligations or responsibilities as described in Section 4 and Section 26.B.i of this Agreement; all other such references shall refer only to TWComm as defined in the first paragraph of this Agreement.

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                              PART II: Areas Served

4. Selected MSAs and MSA Schedules

4.A For purposes of this Agreement, certain parts of the United States are divided into geographical areas designated as MSAs. TWComm expects to offer Services to AT&T under the terms, conditions and pricing principles of this Agreement in certain areas within Selected MSAs. (The parties expect that TWComm will propose, and AT&T will consider, MSA Schedules for those MSAs listed in Appendix B.) No MSA will be deemed a Selected MSA until such agreement is evidenced by execution of a MSA Schedule, at each party's sole discretion, in substantially the same form set forth in Appendix C on behalf of each party by an authorized representative. Neither party shall have the right to rely upon obtaining the other party's agreement to designate any MSA a Selected MSA unless and until TWComm, AT&T, and the Local Entity have executed a MSA Schedule.

4.B Each MSA Schedule shall incorporate by reference the terms, conditions, and prices of this Agreement, and each Local Entity, upon execution of a MSA Schedule, will agree that all offers of Services by such Local Entity to AT&T in the Selected MSA shall be governed by such terms, conditions, and prices. By executing each MSA Schedule, AT&T shall be deemed to have consented to the delegation by TWComm, and the assumption by the Local Entity named therein, of all obligations and responsibility for the offer and provision of Services in accordance with the terms set forth, or incorporated by reference, in the MSA Schedule, subject to the following. TWComm shall be responsible for causing such Local Entities to comply with the terms, conditions, and prices of the applicable MSA Schedule and this Agreement and shall be financially liable, for any money amounts payable to AT&T under this Agreement, for a Local Entity's failure to comply with such terms, conditions, and prices; provided that TWComm itself shall not be required to actually provide or resell Services in the Selected MSA. No Local Entity shall be responsible in any regard for the performance of any MSA Schedule to which it is not a party.

      4.B.i "Local Entity" shall mean any entity which:

            4.B.i.(a) is managed by TWComm and the outstanding common equity interests in which are entirely owned, directly or indirectly, by any one or more of Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance Newhouse Partnership, and Time Warner Inc.; or

            4.B.i.(b) is otherwise designated by mutual agreement of TWComm and AT&T to be a Local Entity.

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4.C The exact geographic area of each Selected MSA will be set forth in the applicable MSA Schedule.

5. Serving Areas

5.A Every Selected MSA is composed of defined geographic areas ("Exchange Areas"), each corresponding to the area served by a local serving office ("LSO") of the dominant telephone company offering ubiquitous facilities-based local exchange services ("Local Exchange Company" or "LEC"). The MSA Schedule for each Selected MSA will identify those Exchange Areas within the Selected MSA in which TWComm expects to offer Services ("Expected Serving Areas"). Each Exchange Area comprising the Selected MSA that is not expressly identified as an Expected Serving Area by the applicable MSA Schedule is deemed to be an Optional Serving Area. TWComm, at its option, may offer any Service within an Optional Serving Area under the terms, conditions and pricing principles of this Agreement. Each Exchange Area in which TWComm is then currently offering the respective Service under this Agreement shall be referred to as a Current Serving Area.

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                          PART III: Services and Prices

6. Services

6.A With respect to each Selected MSA, TWComm expects to offer to AT&T certain wireline business telecommunications services, as defined below ("Services") subject to the applicable terms, conditions and pricing principles of this Agreement. Any Services that TWComm expects to offer to AT&T in each Selected MSA are set forth in the applicable MSA Schedule. The Services that TWComm expects to offer are defined as follows:

      6.A.i "Dedicated Services" means services providing two point digital or analog channels connecting any location within an Expected Serving Area or Optional Serving Area to any other location within an Expected Serving Area or Optional Serving Area in the same Selected MSA. (Such locations may include, but are not limited to, all AT&T premises, all premises of AT&T's customers, as well as the premises of any other supplier or user of telecommunications services). The service characteristics and technical specifications of Dedicated Services are set forth in Appendix D-1.

      6.A.ii "Switched Services" means the following services, individually or collectively as the context may require:

            6.A.ii.(a) "Switched Access Service" means a service which provides the switched connection and transport of international, interLATA and intraLATA calls between an AT&T point of presence or other AT&T network location (an "AT&T Serving Office") to which AT&T orders Services from TWComm, and the point of call origination or termination. The service characteristics and technical specifications of Switched Access Service are set forth in Appendix D-2.

            6.A.ii.(b) "Switched Business Line Service" means dial tone lines providing the capability to originate and terminate all types of local exchange, intraLATA, interLATA, and international switched services calls. The service characteristics and technical specifications of Switched Business Line Service are set forth in Appendix D-3.

            6.A.ii.(c) "Local Calling Service" means a service which provides the origination and termination of calls that originate and terminate within the same Local Calling Area set forth in, or determined pursuant to, a MSA Schedule. The service characteristics and

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            technical specifications of Local Calling Service are set forth in
            Appendix D-4.

6.B AT&T and TWComm agree and acknowledge that this Agreement does not in any respect provide for or apply to wireless telecommunications services, or residential services of any nature; provided that mere transport of residential calls via Dedicated Services shall not be deemed "residential service." TWComm agrees not to pass any calls originating from a residential unit to an AT&T Serving Office via Switched Access Service without AT&T's prior written agreement. The scope of Services hereunder shall be based on the business or residential usage of each individual unit (e.g., each individual apartment, or suite of offices or the like, within a larger building).

7. Service Arrangements

7.A TWComm will offer Services in two service arrangements that are distinguished by the type of location at which the Service is terminated. The service arrangements (collectively "Service Arrangements") are as follows:

      7.A.i "Transport Arrangement" means (1) with respect to Dedicated Services, a Service Arrangement which originates at an AT&T Serving Office and terminates at a point of interconnection with the LEC (i.e., collocation space in a LEC central office) ("Transport Premises"); and (2) with respect to Switched Business Line Services, a Service Arrangement which, regardless of where it originates, terminates at a Transport Premises, whereby AT&T may interconnect a telecommunications service provided by another entity (pursuant to an agreement between AT&T and such entity) or by AT&T to the Transport Arrangement provided by TWComm. Only Dedicated Services and Switched Business Line Services are offered under a Transport Arrangement, as set forth in (1) and (2) above, respectively.

      7.A.ii "Full Service Arrangement" means a Service Arrangement which originates and terminates at a Served Premises (as defined in Appendix I) that is not a Transport Premises (e.g., an AT&T Serving Office or a Customer Premises). All Services are offered under a Full Service Arrangement.

8. Service Elements

8.A Each Service is composed of its constituent components ("Service Elements"). The Service Elements composing each Service are described in the applicable service description (Appendix D-1 through D-4). Unless it is expressly stated otherwise in this Agreement, the terms, conditions and pricing principles applicable to a Service shall not vary by Service Element.

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9. Right to Resell

9.A AT&T will have the right to control and monitor, in accordance with the terms of this Agreement, the technical specifications and quality standards set forth herein of each TWComm Service, including Services to be marketed under an AT&T brand name or under such other name or mark as AT&T may elect under Section 9.B below.

9.B AT&T shall have the right to resell or repackage under an AT&T brand name, or under such other name or mark as AT&T may elect, any Service or Similar Service provided to AT&T by TWComm that AT&T deems to meet the applicable standards set forth in Section 9.A above. AT&T shall have the right to control the graphic specifications, and all other aspects, of all marketing and branding materials used by it pursuant to the foregoing; provided that such material or branding shall not infringe upon the rights of any person. The foregoing rights are not intended to imply, and do not create, any license to AT&T or its affiliates to use any brand, trademark, trade name or other trade dress of TWComm or any of its affiliates. Any such license shall arise only when agreed upon in writing by AT&T and TWComm or its affiliates, as applicable. AT&T will Indemnify TWComm from and against any Damages arising out of any Actions in which it is claimed that AT&T marketing or branding of TWComm Services infringes any United States trademark or copyright (the terms "Indemnify," "Damages," and "Actions" are defined in Appendix I).

10. Pricing Principles

10.A The pricing principles by which TWComm will establish rates and charges for the Services offered to AT&T pursuant to this Agreement are set forth in the following Appendixes:

      i.   Appendix E-1 General Pricing Principles;

      ii.  Appendix E-2 Pricing Principles: Dedicated Services;

      iii. Appendix E-3 Pricing Principles: Switched Access Services;

      iv.  Appendix E-4 Pricing Principles: Switches Business Line Services;

      v.   Appendix E-5 Pricing Principles: Local Calling Services; and

      vi.  Appendix E-6 Determination of Discounts for Dedicated
                        Services and Switched Access Services.

10.B. Except as provided for by Section 10.C, to the extent that the pricing principles of Appendix E-1 through E-6 of this Agreement * for calculating TWComm's rates, the applicable * will be the lowest tariffed or published rates available to AT&T within or between the same Exchange Areas.

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10.C. Notwithstanding Section 10.B, *  offers services at non-tariffed and unpublished rates, or at rates that cannot be specifically determined from a tariff or published price list, the applicable * will be based upon a proposal by * to AT&T. AT&T will provide TWComm with reasonable evidence of all material terms and conditions of such offer, unless such disclosure would violate AT&T's confidentiality obligations *, or unless any laws or regulations prohibit such disclosure. If AT&T cannot provide such evidence of * proposal to TWComm, then AT&T and TWComm will mutually agree to the Price for the applicable Service. If under such a circumstance AT&T and TWComm are unable to reach mutual agreement, TWComm will continue to use the rates described in Section 10.B as its reference point, but AT&T may terminate the applicable MSA Schedule, pursuant to Section 32 of this Agreement, and commence a Transition Period (as defined in Appendix E-6) in the applicable Selected MSA.

10.D If TWComm offers in any Selected MSA a wireline business telecommunications service that is not a Similar Service to any of the Services provided for in this Agreement ("New Service"), then AT&T and TWComm will negotiate in good faith the prices, terms and conditions under which TWComm would expect to offer, and AT&T would expect to purchase such New Service in such Selected MSA. The parties agree that the pricing principles used to determine the price of the Service that is most closely related to the New Service will be used as a guide for the negotiations for the Price of the New Service, but will not be binding upon the parties. New Services shall not include any information or content-based telecommunications service.

10.E TWComm will not assess AT&T (or AT&T's customer) any rate, charge, fee, tax, or surcharge in connection with any Service or New Service except those specifically provided for in this Agreement or otherwise agreed to in writing by TWComm and AT&T.

11. Embedded Services

11.A AT&T from time to time may issue an inquiry affording TWComm the opportunity to provide Dedicated Services in place of existing LEC special access, private line, or switched access local transport services ("Embedded Services"). AT&T may request that Embedded Services be replaced with a Full Service Arrangement or a Transport Arrangement provided by TWComm. Such Embedded Services may terminate in Expected Serving Areas or Optional Serving Areas within a Selected MSA. In addition to Service Credits provided for pursuant to Section E-1.6.D of Appendix E-1, in connection with such inquiry, AT&T may request that TWComm * Embedded Services. AT&T will provide all relevant details regarding such * in such request. Upon such a

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request, TWComm shall notify AT&T whether TWComm would * that would be associated with the transition of such Embedded Services to TWComm.

11.B If AT&T elects to transition Embedded Services from the LEC to TWComm utilizing Full Service Arrangements, then AT&T shall also offer to transfer to TWComm AT&T's customer of record status for the LEC secondary channel terminations (commonly referred to as "LEC tails") for such Embedded Services; provided that the LEC permits such a transfer without having to disconnect and add each LEC secondary channel termination. if TWComm agrees to accept customer of record status from AT&T for such secondary channel terminations, then TWComm shall: (i) * which AT&T had previously elected when it was the customer of record for the Embedded Service.

11.C Even if TWComm elects not to credit AT&T pursuant to Section 11.A, AT&T may, at such time or at a later date, order Services to those locations under the pricing principles of this Agreement.

11.D Regardless of TWComm's election * described under Section 11.A, TWComm
* the transition of Embedded Services to TWComm.

12. Transition of Services To This Agreement

12.A Unless otherwise provided in this Agreement or in a MSA Schedule, all provisions of this Agreement shall take effect in each Selected MSA immediately upon the MSA Schedule Effective Date.

12.B In each Selected MSA where AT&T and a Local Entity are parties to one or more Communications Services Agreements or similar carrier-to-carrier agreements for access and other telecommunications services ("CSAs"), the following provisions shall apply:

      12.B.i The MSA Schedule shall provide for the immediate termination of such CSAs;

      12.B.ii Pursuant to Appendix E-1, TWComm shall waive or reimburse any nonrecurring charges applicable to the transition of Services from the

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      CSAs (and any tariffs implementing such CSAs) to this Agreement (and any tariffs implementing this Agreement);

      12.B.iii Any Services provided to AT&T by TWComm on the MSA Schedule Effective Date (whether under a CSA or otherwise) shall continue to be provided to AT&T within that Selected MSA by TWComm (as specified in the MSA Schedule), and the offering of such Services within a Selected MSA shall become subject to this Agreement upon the MSA Schedule Effective Date;

      12.B.iv All nonrecurring or recurring charges incurred (whether or not billed or collected) for Services through the MSA Schedule Effective Date shall be governed by the CSA (and any tariff implementing the CSA), and all nonrecurring or recurring charges incurred after the MSA Schedule Effective Date (whether or not billed or collected) shall be governed by the MSA Schedule and this Agreement; and

      12.B.v Except to the extent required to implement the billing and collection of charges for services rendered prior to the MSA Schedule Effective Date, the other terms and conditions governing the ordering and provision of Services shall be those in the CSA (and any tariff implementing the CSA) for all activities prior to the MSA Schedule Effective Date, and those in the MSA Schedule for all activities after the MSA Schedule Effective Date, regardless of when an issue as to compliance with such terms and conditions arises.

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             PART IV: Network, Provisioning, Maintenance and Billing

13. Network and Infrastructure Deployment

13.A In each Expected Serving Area, TWComm expects to deploy network facilities and infrastructure as necessary to provide each of the Services TWComm is expected to offer pursuant to Part III of this Agreement. TWComm has submitted to AT&T, and AT&T has accepted, TWComm's technical plan as to how TWComm intends to satisfy each of the requirements set forth in "AT&T-CAP Infrastructure Requirements" (described in Section 13.D below) ("Technical Plan"). Within 60 days of the Effective Date of this Agreement TWComm shall submit to AT&T a nationwide disaster recovery plan acceptable to AT&T describing how TWComm would respond to a failure to any primary component of its network ("Disaster Recovery Plan"). Prior to the execution of a MSA Schedule, TWComm shall submit to AT&T a network design plan for such MSA pursuant to Appendix F, that is reasonably acceptable to AT&T ("Network Design Plan").

13.B Each MSA Schedule shall set forth the date by which TWComm expects its network and infrastructure to be capable of offering Dedicated Services and Switched Services, respectively, in each Expected Serving Area in accordance with the applicable network requirements, infrastructure requirements, Technical Plan and Network Design Plan, projected availability of regulatory approvals, and other relevant factors ("Date of Expected Availability").

13.C Appendix F sets forth the network facilities architecture, technology, and other technical characteristics applicable to all Current Serving Areas in every Selected MSA. While nothing herein is to be construed as a commitment by TWComm to deploy facilities or offer or provide Services at any time in any Exchange Area, except as provided in Section 33.A of this Agreement, TWComm agrees that it shall meet the requirements described in Appendix F and the AT&T-CAP Infrastructure Requirements below in all Current Serving Areas at all times when it actually provides Services to AT&T therein under a MSA Schedule.

13.D All AT&T infrastructure requirements, including but not limited to Service provisioning and Service maintenance, applicable to all Current Serving Areas in each Selected MSA are set forth in the then current version of "AT&T-CAP Infrastructure Requirements" which is incorporated by reference into this Agreement, and a copy of which (the then current version) has been provided to TWComm. Throughout the term of this Agreement, AT&T shall have the right, in its sole discretion, to modify AT&T-CAP Infrastructure Requirements by giving TWComm no less than 60 days' prior written notice (provided that AT&T will give

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TWComm as much advance notice as reasonably possible in excess of such 60-day requirement).

13.E Billing and collection of TWComm's charges for Services provided under this Agreement shall be in accordance with the specifications and procedures set forth in Appendix G-1 and Appendix G-2.

13.F Notwithstanding the requirements set forth in Appendix F and the AT&T-CAP Infrastructure Requirements, TWComm understands that AT&T's continued purchasing of Services hereunder throughout the term of this Agreement will depend on TWComm's continuing to implement state-of-the-art technology, equipment, facilities, processes, and techniques in connection with the delivery of Services to AT&T.

14. Verification of Performance Capabilities

14.A At the time TWComm is first ready to offer Dedicated Services or Switched Services in an Expected Serving Area in accordance with the network and infrastructure requirements set forth in Section 13, TWComm will afford AT&T the opportunity to evaluate TWComm's network and Service capabilities. Upon a minimum of 15 days' prior written notice by AT&T (describing the scope and location of such evaluation), TWComm shall also afford AT&T such evaluation opportunity at all times during the term of this Agreement. Evaluation of TWComm's performance capabilities may include, at AT&T's discretion:

      14.A.i Physical inspections of TWComm's network ("Network Validation Tests" and "Switch Validation Tests");

      14.A.ii Assessments of TWComm's provisioning, maintenance, and billing processes and systems ("Operational Readiness Assessments" or "ORAs"); and

      14.A.iii Operational Readiness Tests ("ORTs") of TWComm's overall service delivery capabilities for each Service Product.

14.B Initial deployment of the TWComm network and infrastructure will not be deemed complete for an Expected Serving Area for purposes of this Agreement until the initial assessments and tests specified in Section 14.A have been completed to the mutual satisfaction of TWComm and AT&T. Accordingly, Appendix E-6 of this Agreement sets forth the criteria for such assessments and tests as Preconditions for the commencement of the Ramp-Up Period (defined in Appendix E-6) for each Expected Serving Area. Any determination by AT&T that TWComm has satisfied such assessments and tests shall be for the limited purpose of determining whether the applicable Preconditions have been met and shall be deemed to establish TWComm's compliance only with the network and

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infrastructure requirements of this Agreement tested thereby, and only for the periods covered by such assessments or tests, and no more. The time frames for AT&T to complete such assessments and tests shall be governed by the time periods set forth in Section 14.E. Any evaluation that is not completed within the prescribed time period shall be deemed to be waived by AT&T for the purpose of satisfying any applicable Precondition, subject, however, to Section E-6.10.B and E-6.11.B of Appendix E-6.

14.C For the purpose of determining the applicable time period for AT&T to perform its evaluations as provided for by this Section 14, assessments and tests will be classified as either Initial Evaluations or Subsequent Evaluations.

      14.C.i Dedicated Services Initial Evaluations include the tests AT&T expects to perform following the receipt of TWComm's notice ("Network Readiness To Serve Package") for Dedicated Services for a Selected MSA. Dedicated Services Initial Evaluations may include the initial Dedicated Services ORA, ORT and Network Validation Test for the initial set of Expected Serving Areas within such Selected MSA.

      14.C.ii Switched Services Initial Evaluations include the tests AT&T expects to perform following the receipt of TWComm's Network Readiness To Serve Package for Switched Services for a Selected MSA. Switched Services Initial Evaluations may include the initial Switched Services ORA, ORT and Switch Validation Test for the initial set of Expected Serving Areas within such Selected MSA.

      14.C.iii Subsequent Evaluations (for both Dedicated Services and Switched Services) will include all tests that will be performed subsequent to the Initial Evaluations. Subsequent Evaluations may include those Network Validation Tests, Switch Validation Tests, ORAs and ORTs that are performed as follow up tests due to (1) augmentations of TWComm's network to address additional Expected Serving Areas; (2) implementation of New Services or processes; or (3) any deficiencies noted during a previous evaluation.

14.D Unless otherwise agreed to by the parties, TWComm will be limited to initiating no more than four evaluation requests (either Initial Evaluations or Subsequent Evaluations) in any one month period for all Selected MSAs. TWComm may initiate these requests for MSAs listed in Appendix B in advance of execution of the applicable MSA Schedule, however, AT&T is under no obligation to commence such evaluations nor is AT&T subject to the time limitations to perform such evaluations described in Section 14.E below until the applicable MSA Schedule Effective Date.

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14.E Unless otherwise agreed to by the parties, the length of time AT&T will have to conduct evaluations will be as follows:

      14.E.i With respect to Dedicated Services, until the date that TWComm successfully completes each of the tests associated with the Dedicated Service ORTs, AT&T will have 6 months from the date AT&T receives a reasonably satisfactory Network Readiness to Serve Package to complete its Dedicated Services Initial Evaluations and report the findings to TWComm. Once TWComm has successfully completed all of the tests associated with the Dedicated Services ORTs, AT&T will have 3 months from receipt of a reasonably satisfactory Network Readiness to Serve Package to complete its further Dedicated Service Initial Evaluations and report the findings to TWComm.

      14.E.ii With respect to Switched Services, until the date that TWComm successfully completes each of the tests associated with the Switched Services ORTs, AT&T will have 6 months from the date AT&T receives a reasonably satisfactory Network Readiness to Serve Package to complete its Switched Services Initial Evaluations and report the findings to TWComm. Once TWComm has successfully completed all of the tests associated with the Switched Services ORTs, AT&T will have 3 months from receipt of a reasonably satisfactory Network Readiness to Serve Package to complete its further Switched Service Initial Evaluations and report the findings to TWComm.

      14.E.iii AT&T will have two months to complete any Subsequent Evaluations from the date of receipt of TWComm's notice that TWComm is ready to retest.

15. Provisioning Type

15.A For purposes of this Agreement, the network serving arrangement ("Provisioning Type") of each Service will be referred to by the following terminology:

      15.A.i Type I: Service configuration in which TWComm provides a Service exclusively by means of network facilities operated and controlled by TWComm or its affiliates.

      15.A.ii Type II: Service configuration in which TWComm provides a Service using a combination of facilities operated and controlled by the LEC, and network facilities operated and controlled by TWComm or its affiliates.

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15.B The preferred method of provisioning is Type I. However, TWComm may choose a different Provisioning Type to provide a Service, except as otherwise provided for below.

      15.B.i Each MSA Schedule will contain a list of locations (by street address) that will be served by Type I provisioning for Dedicated Services, and for Subscriber Lines for Switched Business Line Service as part of TWComm's initial network deployment.

      15.B.ii Appendix H sets forth details regarding the expected expansion of TWComm's network to serve additional buildings via Type I provisioning.

15.C As provided for in this Section 15, a Service may be provisioned as Type
II. However, even in such cases, certain Service Elements must be furnished as Type I, as specified below, unless otherwise agreed by the parties.

      15.C.i The Service Elements of Dedicated Services shall be provisioned as follows:

            15.C.i.(a) Each Primary Channel Termination shall be provisioned as Type I.

            15.C.i.(b) Each Secondary Channel Termination shall be provisioned as Type I or Type II in accordance with the requirements of Section 15.B and Appendix H.

            15.C.i.(c) Each Internodal Connection entirely within one or more Expected Serving Areas (exclusive of Optional Serving Areas) shall be provisioned as Type I, in accordance with the requirements of
            Section 15.B and Appendix H. Each Internodal Connection between an LSO Node (as defined in Appendix D-1) and an LSO located in an Optional Serving Area ("Optional LSO") shall be provisioned as either Type I or Type II without limitation.

            15.C.i.(d) Each Multiplexing function shall be provisioned as Type I or Type II, in accordance with the requirements of Section 15.B and Appendix H.

      15.C.ii The Service Element of Switched Access Service referred to in Appendix D-2 as Switched Access Transport shall be provisioned as Type I.

      15.C.iii The Service Element of Switched Business Line Service referred to in Appendix D-3 as Subscriber Line shall be provisioned as follows:

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            15.C.iii.(a) Full Service Arrangements shall be provisioned Type I or Type II in accordance with the requirements of Section 15.B and Appendix H; and

            15.C.iii.(b) Transport Arrangements shall be provisioned as Type I.

      15.C.iv Provisioning Types have no application to Local Calling Service.

15.D AT&T may designate on its service request that a Service be provisioned either Type I or Type II. If TWComm elects not to provide the Provisioning Type designated by AT&T, AT&T may cancel any such Service requests associated with such Provisioning Type any time prior to the installation of the Service without a charge of any type, including a cancellation charge; provided that if TWComm rejects a Service request specifying Type II provisioning at a location where TWComm is capable of providing Type I provisioning, such rejection will not adversely affect TWComm's Service Performance Evaluation pursuant to Appendix K, or Imputed Volumes pursuant to Appendix E-6.

16. TWComm Activities at LSOs, AT&T Serving Offices, and Customer Premises

16.A TWComm, at its own expense, will be solely responsible for obtaining from building owners, governmental authorities, LECs, and any other persons or entities, all rights and privileges (including, but not limited to, space, power and illumination) which are necessary for TWComm to provide Services under this Agreement.

16.B The terms and conditions upon which certain rights and privileges related to TWComm's provision of Services may be obtained from AT&T with regard to AT&T Serving Offices are set forth in this Section 16 and Appendix I of this Agreement. In accordance with the provisions of Section 16.C and Appendix I, AT&T shall provide space (with temperature maintained in conformance with the environmental requirements set forth in Bellcore Network Equipment Building Systems (PR-NWT-000063)(Issue 5/Sept. 1993), or any subsequent issue), electrical power, and illumination for TWComm's Facilities (including space for storage of spare parts for such Facilities) within the AT&T Serving Office, at no cost to TWComm. AT&T will expedite the processing of TWComm's requests for space, power, and illumination in accordance with Section 16.E.

16.C All other agreements that must be entered into between AT&T and TWComm which are necessary for TWComm to obtain entry into, and are in support of, TWComm activities at AT&T Serving Offices, will be listed in the applicable MSA Schedule.

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16.D Where AT&T's Serving Office is part of a condominium or three-dimensional conveyance arrangement under which contiguous real property is owned by one or more third parties, or if AT&T's Serving Office is in space leased from a third party, AT&T will work cooperatively with TWComm to seek from the third party owner, lessor, or other lessees any appropriate easements, rights of way, licenses, or other rights of access needed for TWComm's access through such third party's real property. Where such cooperative efforts are not sufficient to permit TWComm to obtain such rights or licenses, AT&T, at its sole discretion, may work with TWComm to establish mutually acceptable alternative arrangements whereby TWComm can provide Services to such AT&T Serving Offices.

16.E Upon execution of a MSA Schedule, AT&T will expedite the processing of TWComm's space and power requirements in AT&T's Serving Offices within that MSA for TWComm's equipment and cable used solely to serve AT&T. However, AT&T shall not be obligated to expedite such processing in a Selected MSA if:

      16.E.i a Special Control Event, as defined in Section 30, affecting such Selected MSA occurs with respect to TWComm or with respect to the applicable Local Entity and is not waived by AT&T; or

      16.E.ii TWComm does not achieve Satisfactory Performance, as defined in Appendix K, on a national level.

16.F In each customer premises to which AT&T has ordered Services, AT&T shall provide at no cost to TWComm space, power and illumination for TWComm equipment and cable used solely to provide AT&T-designated brand services under Type I provisioning arrangements, but only to the extent permitted by applicable AT&T tariffs and AT&T customer contracts.

16.G TWComm's opportunity to enter and use space in the AT&T Serving Offices and in the premises of AT&T's customers pursuant to Section 16.A and 16.0 is a nonexclusive license and privilege. This Agreement does not create or vest in TWComm (or in any other person or entity) any leasehold estate, easement, ownership interest, or other property right or interest of any nature in any part of the AT&T Serving Offices or premises of AT&T's customers.

16.H Terms and conditions applicable to TWComm's activities in and around AT&T Serving Offices and the premises of AT&T's customers and other Secondary Locations (as specified in such designated field of AT&T's Access Service Request) including, but not limited to, installation, maintenance, and operation of TWComm equipment and cable, are set forth in Appendix I.

16.I Notwithstanding the provisions of Section 16.A, unless otherwise directed by AT&T, TWComm shall refrain from any contact with AT&T's customers with

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respect to Services provided under this Agreement, and shall allow AT&T to serve as the sole contact with such customers to obtain entry upon customer premises, release of Service for cutover or maintenance, and for all other similar purposes under this Agreement. Therefore, TWComm shall not be held responsible or accountable for failure to meet any of the conditions of this Agreement caused in whole or significant part by AT&T's actions or failure to act under this Section 16.I.

16.J If TWComm provides dedicated access services directly to AT&T's customers under Shared Customer-Provided Access arrangements, such arrangements will require a separate written contract ("Space License") between AT&T and TWComm for space, power, and other physical arrangements in the AT&T Serving Office. (Shared Customer-Provided Access means an arrangement under which TWComm interconnects with the AT&T network so that TWComm can directly market and provide special access services to customers of AT&T interexchange services.) Unless TWComm and AT&T otherwise mutually agree in writing, TWComm shall furnish these Shared Customer-Provided Access services by means of equipment and cable which are separate from the equipment and cable used to provide Service to AT&T under this Agreement, and TWComm shall not use any of its privileges under this Agreement in the provision of such Services. For purposes of this Section 16.J, each strand of fiber optic cable is deemed to be an individual "cable."

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                             PART V: Service Quality

17. Acceptance Testing

17.A Prior to delivery of each Dedicated Service, Switched Access Transport, and Switched Business Line Service, TWComm shall afford AT&T the opportunity to perform acceptance testing in accordance with the specifications and procedures set forth in the then current version of the AT&T-CAP Infrastructure Requirements.

17.B Following an interruption (as described in Section J.3.B of Appendix J of this Agreement) of a Dedicated Service, Switched Access Transport, or Switched Business Line Service, TWComm shall afford AT&T the opportunity to perform acceptance testing in accordance with the specifications and procedures set forth in the then current version of the AT&T-CAP Infrastructure Requirements.

18. Direct Measures of Quality.

18.A In providing Services and performing related functions, AT&T expects that TWComm shall meet or exceed the Direct Measures of Quality ("DMOQs") designated from time to time by AT&T. (The method which shall be used to evaluate TWComm's service performance with respect to AT&T's DMOQs is set forth in Appendix K.) The document that contains the initial set of DMOQs is referred to herein as the "CAP Performance and Quality Requirements" which is incorporated by reference into this Agreement, and a copy of which has been provided to TWComm. Throughout the term of this Agreement AT&T shall have the right, in its sole discretion, to modify the CAP Performance and Quality Requirements by giving TWComm no less than 30 days' prior written notice (provided, that AT&T will give TWComm as much advance notice as possible in excess of such 30 day requirement). A more detailed description of DMOQs and the administration of such is provided in Appendix K.

18.B Notwithstanding AT&T's right to discontinue its purchase of Services at its sole discretion at any time during the term of this Agreement, AT&T's sole remedy for TWComm's failure to achieve Satisfactory Performance (as set forth in Appendix K), is the application of Remedies specified in Appendix E-6 of this Agreement.

19. Quality Initiatives

19.A TWComm has established and will maintain a support organization, the purpose of which shall be to work towards maintaining and improving the performance by TWComm under this Agreement and any MSA Schedules.

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19.B TWComm will participate with AT&T in joint quality programs as reasonably requested by AT&T.

19.C TWComm will implement supplier quality principles to the extent economically reasonable in support of AT&T's candidacy for a Malcolm Baldrige National Quality Award, International Standards Organization registration, and other recognitions of quality.

20. Remedies for Service Deficiencies

20.A TWComm will offer Service Assurance Warranties ("SAWs") as described in Appendix J for *. Notwithstanding Section 38 of this Agreement, TWComm shall issue credits to AT&T pursuant to Appendix J of this Agreement *, unless TWComm can demonstrate *.

20.B As described in further detail in Appendix E-6 of this Agreement, TWComm's continuing failure to * in a Selected MSA may have the following consequences:

      20.B.i If TWComm's continuing failure (i.e., failure over the time periods specified in Appendix E-6) * occurs during a time period in which any Expected Serving Area within such Selected MSA is in a Ramp-Up Period
      (as defined in Appendix E-6), then TWComm is subject to * (as these terms are defined in Appendix E-6) for all such Expected Serving Areas within the Selected MSA.

      20.B.ii If TWComm's continuing failure (i.e., failure over the time periods specified in Appendix E-6) to meet AT&T's DMOQs occurs during a time period in which any Expected Serving Area within such Selected MSA is in a Plateau Period (as defined in Appendix E-6), then TWComm is subject to *.

      20.B.iii TWComm's Service performance deficiencies with respect to Dedicated Services will affect only the Dedicated Services Ramp-Up Schedule and/or Volume Targets; TWComm's Service performance deficiencies with respect to Switched Services will affect only the Switched Services Ramp-Up Schedule and/or Volume Targets.

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20.C If any AT&T customer experiences Chronic Trouble (as defined in Section
20.C.v below) associated with any Service provided by TWComm:

      20.C.i AT&T shall have the right to * within the MSA by TWComm;

      20.C.ii TWComm shall * for those Services;

      20.C.iii TWComm * and

      20.C.iv The disconnected Services will be * this Agreement for a period of (1) * from the date of disconnection, in the case of Dedicated Services, or (2) * from the date of disconnection, in the case of Switched Services.

      20.C.v A Service shall be deemed to experience Chronic Trouble * (as described in Section J.3.B of Appendix J of this Agreement) *.

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                               PART VI: Regulatory

21. TWComm Regulatory Approvals

21.A TWComm at its own expense, shall be solely responsible for obtaining all regulatory certifications, authorizations, and permits needed to offer Services to AT&T in any MSA in accordance with this Agreement and the applicable MSA Schedule. TWComm shall not be obligated to, and shall not, commence offering any Service to AT&T in any MSA if TWComm has not obtained all such certifications, authorizations, and permits therefor. TWComm will be solely responsible for determining which regulatory approvals are required to satisfy applicable law and regulation, and the adequacy of such approvals to satisfy the requirements of this Agreement.

21.B TWComm agrees to promptly notify AT&T of any regulatory applications filed, and approvals received, by TWComm or any Local Entity relevant to Services under this Agreement.

22. AT&T Regulatory Approvals

22.B AT&T, at its own expense, will be solely responsible for obtaining all regulatory certifications, authorizations and permits needed by it to offer services (including resale of Services) to its customers as contemplated by this Agreement and any applicable MSA Schedule.

23. Inter-Carrier Contract: Tariffs

23.A The parties acknowledge that this Agreement is an inter-carrier contract, and, accordingly, to the extent TWComm is offering Services, and AT&T is purchasing Services under this Agreement, TWComm and AT&T shall be making such offers and purchases, respectively, as carriers.

23.B Prior to TWComm's offer or provision of any Service, TWComm shall file with all appropriate regulatory authorities and have in effect any legally required tariffs (or lawful substitutes therefor) (the "Tariffs") under which AT&T may purchase such Service consistent with the terms and conditions, including prices, of this Agreement and the applicable MSA Schedules. TWComm shall not file any Tariff until AT&T has had the opportunity to review such Tariff and confirm in writing to TWComm that such Tariff reflects the material terms and conditions, including prices, of the Agreement and the applicable MSA Schedules.

23.C Subject to Section 23.F, and in accordance with Section 23.D, during the term of this Agreement, TWComm shall promptly file with the appropriate regulatory authorities revisions to the Tariffs:

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      23.C.i necessary to extend Service to additional Selected MSAs or Optional
      Serving Areas where TWComm chooses to offer such Services to AT&T under this Agreement, to effectuate rate adjustments or credits required under the terms of this Agreement, to offer New Services, and otherwise to implement the provisions of this Agreement; or

      23.C.ii necessary to incorporate the substance of any untariffed provision of this Agreement which either party reasonably determines may be unenforceable unless tariffed; or

      23.C.iii as the parties may otherwise agree.

23.D Except where required by applicable law or regulatory authority, TWComm shall not file any revisions to any of the Tariffs that alter the material terms and conditions, including prices, of this Agreement and any applicable MSA Schedule without AT&T's prior written approval of such revisions, which approval shall not be unreasonably withheld.

23.E TWComm shall take all prudent steps reasonably available to ensure that the Tariffs, and any revisions to such tariffs filed pursuant to Section 23.0, take effect as soon after filing as is possible.

23.F Except as otherwise expressly required by Section 23.0 or where required by applicable law or regulatory authority, TWComm shall not file any tariff, substitute tariff, or any revision thereto that:

      23.F.i modifies or seeks to modify in any material respect a Tariff filed pursuant to Section 23.B, as it applies to AT&T; or

      23.F.ii modifies or seeks to modify any material terms and conditions, including prices, with respect to any Services offered under this Agreement to AT&T.

23.G If TWComm is required by applicable law or regulatory authority to file any revision to its Tariffs which materially adversely affects the terms, conditions, or prices of this Agreement to AT&T, then AT&T may terminate the entire Agreement or MSA Schedule as applicable pursuant to Section 31 or 32 of this Agreement.

23.H TWComm agrees that, in the event of any breach by TWComm of its obligations under Sections 23.B through 23.D and Section 23.F of this Agreement, TWComm will file such revisions to the Tariffs, tariff substitutes, and/or contract-based tariff as needed to cure the breach, and to take all prudent steps reasonably available to ensure that such revisions take effect.

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23.1 Where AT&T is required to approve or confirm any Tariff filing, such approval or confirmation shall not be unreasonably withheld or delayed. AT&T shall use reasonable efforts to respond to any requests for approval or confirmation within a reasonable time period requested by TWComm. Where AT&T has not responded in writing to a request of TWComm for such approval or confirmation within a reasonable period of time following TWComm's request (which writing shall include a detailed description of AT&T's objections to a proposed filing, if applicable), TWComm shall be entitled to proceed with its filing notwithstanding the requirements of Sections 23.B and 23.D of this Agreement.

23.J TWComm shall provide to AT&T a courtesy copy of every Tariff and revision thereof filed pursuant to this Agreement not later than the date of filing.

24. Detariffing

24.A In the event that any of the Services are detariffed by regulating authorities, such detariffed Services shall thereafter be offered and provided to AT&T pursuant to this Agreement, rather than pursuant to any Tariff, within the jurisdictions of such regulating authorities.

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              PART VII: Assignment, Delegation, and Subcontracting

25. Basis for Selection of TWComm

25.A AT&T has elected to enter into this Agreement on the basis of TWComm's representations concerning the capabilities and resources of TWComm, and the expertise and experience of TWComm's management and employees. Accordingly, TWComm shall not delegate, assign, subcontract, or otherwise transfer any of its duties, obligations, rights, payments, or privileges in connection with this Agreement except in conformance with the requirements set forth in this Part VII.

26. Delegation or Assignment by TWComm

26.A Other than as set forth in this Section 26, TWComm shall not assign or delegate this Agreement (or any rights, payments, privileges, duties, or obligations under this Agreement) without the prior written consent of AT&T, which shall not be unreasonably withheld or delayed. Absent AT&T's written consent, any such attempted assignment by TWComm shall be null and void.

26.B Notwithstanding the foregoing, TWComm shall be entitled to assign or delegate the Agreement or any MSA Schedule in accordance with the following:

      26.B.i TWComm may delegate its obligations to provision, manage and operate the Network over which Services will be provided, and to offer and provide Services, to entities (which shall thereupon become Local Entities) pursuant to MSA Schedules that have been executed by AT&T, in accordance with Section 4 of this Agreement.

      26.B.ii TWComm or a Local Entity may assign and delegate its rights and obligations under this Agreement or any MSA Schedule to any entities, the management of which is vested directly or indirectly in, and the outstanding equity interests in which are entirely owned, directly or indirectly, by any one or more of Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance/Newhouse Partnership, and Time Warner Inc.; and, with respect to the assignment or delegation of the entire Agreement, provided that the net worth of such successor entity (or a guarantor of its obligations under this Agreement) is no less than the net worth of TWComm.

      26.B.iii TWComm or a Local Entity may assign and delegate all the rights and obligations of the Local Entity under an MSA Schedule to a purchaser or assignee of substantially all of the business and assets of the Local Entity in an MSA, and such purchaser or assignee shall thereupon become a Local Entity; provided that TWComm is managing

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      the telephony operations of such Local Entity in accordance with a management agreement to be entered into and provided to AT&T no later than the date of such assignment and delegation.

26.C If TWComm elects to assign or delegate this Agreement or a MSA Schedule under this Section 26, TWComm shall notify AT&T no later than one business day of a public announcement of the transaction which would effect the delegation or assignment, or one business day following the actual assignment or delegation, whichever occurs first.

26.D With respect to an assignment or delegation pursuant to Section 26.B.iii, AT&T may elect to terminate the applicable MSA Schedule and enter a Transition Period as described in Section 32.C.

27. Subcontracting by TWComm

27.A TWComm shall not subcontract any of its duties and obligations under this Agreement regarding work to be performed within or around any Served Premises (including, without limitation, any work associated with network deployment, service delivery, and quality control) to any entity without obtaining AT&T's prior written consent to the specific subcontractors, subject to and in accordance with the following:

      27.A.i TWComm shall identify its anticipated subcontractors and the general types of work that may be performed by them in the applicable MSA Schedule ("Subcontractor List"). AT&T's execution of the MSA Schedule shall constitute AT&T's consent to TWComm's use of any subcontractor on the Subcontractor List for any project of the designated function or type, whether subcontracted at the MSA Schedule Effective Date or thereafter.

      27.A.ii At any time after the execution of a MSA Schedule, TWComm may make a written request to AT&T to add a subcontractor or replace a subcontractor identified on the Subcontractor List. AT&T shall have 15 days from the receipt of such a request to provide its consent in writing. If AT&T fails to respond to such request within 15 days, such subcontractor shall be deemed approved and shall be added to the Subcontractor List.

      27.A.iii AT&T's consent to a proposed subcontractor shall not be unreasonably withheld (subject, however, to Section 27.C of this Agreement). If AT&T rejects a subcontractor proposed by TWComm, AT&T must specify the grounds for such rejection in writing.

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      27.A.iv The requirement for AT&T consent set forth in this Section 27 shall not apply to any subcontractor that is a TW System (as defined in Appendix E-1 of this Agreement).

27.B In addition to providing the Subcontractor List, within 60 days after an MSA Schedule's Effective Date and annually afterwards on the anniversary of such MSA Schedule Effective Date, TWComm shall provide AT&T with a then current complete list of all primary construction and billing subcontractors under this Agreement which are not performing work within or around any Served Premises. TWComm shall also specify the general type of work that such subcontractors are performing. AT&T's prior consent is not required for TWComm's use of such subcontractors. However, such subcontractors must comply with Section 27.C to the extent applicable.

27.C All subcontractors performing work under this Agreement pursuant to Sections 27.A and 27.B must execute a nondisclosure agreement satisfactory to AT&T prior to receipt from TWComm of any AT&T "Information" as defined in
Section 41 of this Agreement.

28. Single Point of Contact

28.A Notwithstanding the provision of Services by the Local Entities pursuant to any MSA Schedules, TWComm will make available a single point of contact dedicated to AT&T with respect to each major function described herein, including without limitation contracting, contract administration, price adjustment, order processing, Service delivery, Service maintenance, quality control, and billing. TWComm will notify AT&T from time to time of the person or persons to whom inquiries in such areas should be addressed.

28.B AT&T will utilize TWComm as its single point of contact(s) pursuant to
Section 28.A, provided, with respect to Service delivery issues, AT&T may, in its discretion, deal directly with the Local Entity.

28.C AT&T will identify a lead manager and supporting resources that will provide ongoing planning and support for any AT&T purchases from TWComm. However, AT&T shall not be obligated to identify or provide a lead manager and supporting resources if:

      28.C.i a Special Control Event, as defined in Section 30, occurs with respect to TWComm and is not waived by AT&T; or

      28.C.ii TWComm does not achieve Satisfactory Performance, as defined in Appendix K, on a national level.

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29. Delegation or Assignment by AT&T

29.A AT&T shall not assign or delegate this Agreement (or any rights, payments, privileges, duties, or obligations under this Agreement) without the prior written consent of TWComm, which shall not be unreasonably withheld or delayed. Absent TWComm's written consent, any attempted assignment by AT&T shall be null and void; provided, however, that AT&T shall have the right to make such delegation or assignment to any entity that is majority owned by AT&T and entirely managed (directly or indirectly) by AT&T without obtaining TWComm's consent.

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                   PART VIII: Additional Terms and Conditions

30. Special Control Event

30.A In the event that any "IXC" (as defined in Section 30.B) obtains special management rights or control, as set forth in this Section 30 (a "Special Control Event"), of TWComm or a Local Entity, AT&T may elect the options set forth in Sections 30.E and 30.F, as applicable. It is agreed that neither TWComm nor the Local Entity shall be considered in breach of this Agreement or the applicable MSA Schedule by virtue of any Special Control Event, but only that AT&T shall have the rights specified in this Section 30.

30.B For purposes of this Section 30, "IXC" shall mean any entity that is a common carrier of wireline interexchange telecommunications services (excluding "local service," "incidental transactions," and any "content services," (as these terms are defined below) in a Selected MSA, or the "controlled affiliates" (as defined in Section 30.I below) of such an entity. In no event shall US WEST or its affiliates be deemed an IXC under this Section 30.B.

30.C A Special Control Event shall be deemed to have occurred if at any time:

      30.C.i an IXC has become the owner of at least 5% of the outstanding voting equity of TWComm or any Local Entity, or of any controlled affiliate of Time Warner Inc. that directly or indirectly controls TWComm or any Local Entity (a "Controlling Entity") that is not a publicly held entity;

      30.C.ii an IXC has become the owner of voting equity representing at least 5% of the outstanding voting equity of Time Warner Inc. or any other publicly held entity, provided that such other entity is also a Controlling Entity (a "Public Controlling Entity"), and the management or governing body of such Public Controlling Entity has granted to such IXC any rights with respect to the governance or conduct of the business of such Public Controlling Entity that are not possessed generally by the owners of such a voting equity interest of the Public Controlling Entity;

      30.C.iii an IXO has become the owner of voting equity representing at least 15% of the outstanding voting equity of a Public Controlling Entity, and the management or governing board of such Public Controlling Entity has approved or consented to such IXC ownership; or

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      30.C.iv an IXC has become the owner of voting equity representing at least
      25% of the outstanding voting equity of a Public Controlling Entity.

30.D Subject to Section 30.G of this Agreement, if any entity that previously obtained ownership of voting equity as described in Section 30.C.i through 30.C.iv thereafter becomes an IXC, then a Special Control Event shall be deemed to have occurred.

30.E If a Special Control Event has occurred with regard to TWComm, then AT&T shall elect (i) to terminate this Agreement and to enter into a Transition Period with respect to all Selected MSAs pursuant to Section 31 of this Agreement, (in which event, AT&T shall be relieved of its obligations specified in Sections 16.E and 28.C with respect to all Selected MSAs); or (ii) to waive any Special Control Event with regard to such IXC.

30.F If a Special Control Event has occurred only with regard to a Local Entity, then AT&T shall elect (i) to terminate the MSA Schedule and to enter into a Transition Period with respect to the applicable Selected MSA, (in which event, AT&T shall be relieved of its obligation specified in Section 16.E with respect to such Selected MSA); or (ii) to waive any Special Control Event with regard to such IXC.

30.G A Special Control Event will only occur (1) as a result of an acquisition of interest by a third party IXC (i.e., the IXC is not affiliated with Time Warner Inc. as of the Effective Date of this Agreement) as described above (or a change in the status of such an acquirer as described in Section 30.D); or (2) if TWComm, Time Warner Inc., a Local Entity, or a Controlling Entity offers interLATA telecommunications services (excluding local service, incidental transactions and any content services, and further excluding any interLATA service that TWComm or its affiliates are permitted to provide under the MFJ Waiver (as defined below) as of the Effective Date of this Agreement), as an IXC, to business telephone service customers in a Selected MSA; provided, however, that TWComm, Time Warner Inc., a Local Entity, or a Controlling Entity will not otherwise be deemed IXCs due to any change in regulatory status or internal development of their respective business after the Effective Date of this Agreement or applicable MSA Schedule.

      30.G.i The "MFJ Waiver" shall mean that certain order filed October 24, 1994, in United States v. Western Electric Company et al., Civil Action No. 82-192, relating to the activities of Time Warner Entertainment Company, L.P.

30.H. If a Special Control Event occurs with respect to TWComm or a Local Entity, TWComm shall provide to AT&T a notice thereof no later than one

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business day following a public announcement of the transaction which would effect the Special Control Event, or one business day following the actual Special Control Event, whichever occurs first.

30.I For purposes of this Section 30:

      30.I.i "local service" means telecommunications service within a local calling area for which no long distance toll applies;

      30.I.ii "incidental transactions" shall mean any privately negotiated transactions for the provision of facilities, capacity, transport or telecommunications services that are not offered to customers in the ordinary course of the entity's business;

      30.I.iii "content services" shall include all information or content-based services, including without limitation cable television services;

      30.I.iv a "controlled affiliate" of a specified party means an entity controlled, directly or indirectly, by such specified party.

      30.I.v "control" means the possession of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

31. Termination of the Agreement

31.A Special Control Event. AT&T may elect to terminate this entire Agreement, including all MSA Schedules then in effect, if a Special Control Event occurs with respect to TWComm, provided that AT&T makes such an election within 90 days of AT&T's receipt of TWComm's notice pursuant to Section 30.H.

      31.A.i A Transition Period (as described in Appendix E-6) with respect to each Selected MSA shall begin to run on the date that TWComm receives notice of AT&T's election to terminate the Agreement pursuant to this
      Section 31.A.

31.B AT&T's Failure to Cure Material Breach. TWComm may elect to terminate this Agreement, and all MSA Schedules then in effect, upon AT&T's failure to cure a material breach hereunder within 120 days after written notice thereof from TWComm.

      31.B.i AT&T may take up to two years from the date it receives TWComm's notice of termination under this Section 31.B to continue purchasing existing Services (while making payments in accordance with Appendix G-1 and G-2), under the terms, conditions, and pricing principles of this Agreement while it transitions such Services to another

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      supplier. Such period, under this Section 31.B, shall not constitute a
      Transition Period.

31.C Change in TWComm's Financial Condition. AT&T may elect to terminate this entire Agreement if the then current "senior debt rating," as published by Standard & Poor's, for Time Warner Entertainment Company, L.P. is "CCC" or lower and the then "bond" rating, as published by Moody's Investors Services for Time Warner Entertainment Company, L.P. is "B2" or lower (provided that if either such rating service ceases to publish ratings for Time Warner Entertainment Company, L.P., the parties will mutually select an alternative rating service, and such alternative rating service's rating most nearly equivalent to the foregoing ratings shall be substituted herein).

      31.C.i A Transition Period with respect to each Selected MSA shall begin to run on the date that TWComm receives notice of AT&T's election to terminate this Agreement pursuant to this Section 31.C.

31.D Certain Regulatory Events.

      31.D.i AT&T may elect to terminate this entire Agreement, including all MSA Schedules then in effect, if TWComm is required by applicable law or regulatory authority to file any revision to its Tariffs that materially adversely affects the terms, conditions, or prices of this Agreement to AT&T, provided AT&T must make such an election within 90 days of such Tariff modification.

      31.D.ii TWComm may elect to terminate this entire Agreement, including all MSA Schedules then in effect, in accordance with Section 48.D of this Agreement, due to the imposition of certain adverse regulatory requirements described therein, if all Selected MSAs have been adversely affected thereby.

      31.D.iii A Transition Period (as described in Appendix E-6) with respect to each Selected MSA shall begin to run on the date that either party receives notice of the other party's election to terminate this Agreement pursuant to this Section 31.D.

31.E Termination of all MSA Schedules. Unless AT&T and TWComm otherwise mutually agree, if all MSA Schedules are terminated as a result of any or all of the events set forth in Section 32 of this Agreement, this Agreement shall automatically terminate at the expiration of the Transition Period (if any) which commenced with respect to the final terminated MSA Schedule. If this Agreement so terminates while a two-year period described in Section 31.B.i or 32.H.i is in effect, the terms, conditions and pricing principles of this Agreement

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shall survive to the extent necessary to effect any such provision, until the end of the last such two-year period.

32. Termination of a MSA Schedule

32.A Special Control Event. AT&T may elect to terminate a MSA Schedule if a Special Control Event occurs with respect to the applicable Local Entity; provided that AT&T makes such an election within 90 days of AT&T's receipt of TWComm's notice pursuant to Section 30.H.

      32.A.i A Transition Period with respect to such Selected MSA shall begin to run on the date that TWComm receives notice of AT&T's election to terminate such MSA Schedule pursuant to this Section 32.A.

      32.A.iii After the expiration of such Transition Period, the applicable MSA Volume Targets (as defined in Appendix E-6) shall not apply toward the National Volume Target (as defined in Appendix E-6).

32.6 Change in Ownership of a Local Entity. Either AT&T (unless TWComm has complied with Section 26.B of this Agreement) or TWComm may elect to terminate a MSA Schedule if there is a change in ownership of a Local Entity, as defined in Sections 32.B.i and 32.B.ii below, provided that such election is made (1) no later than 30 days after the change in ownership, in the case of TWComm, or (2) within 90 days after AT&T's receipt of notice of the change in ownership that has occurred or shall occur, in the case of AT&T; also provided that TWComm shall notify AT&T of such change in ownership no later than one business day following a public announcement of the transaction which would effect the ownership change, or one business day following the actual ownership change, whichever occurs first.

      32.B.i If (1) the Local Entity transfers all or substantially all of its assets to, or merges or consolidates with an entity that is substantially different in direct or indirect ownership of its equity securities from the Local Entity itself as of the MSA Schedule Effective Date; or (2) direct or indirect ownership of the equity securities of the Local Entity is substantially different than it was on the MSA Schedule Effective Date.

      32.B.ii The successor entity, or the original Local Entity following such a transfer of its securities, as the case may be, shall be deemed "substantially different" from the Local Entity on the MSA Schedule Effective Date in accordance with the following:

            32.B.ii.(a) If the Local Entity itself on the MSA Schedule Effective Date was an entity (1) managed by TWComm, and (2) the outstanding voting equity interests of which are at least 50%

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            owned, directly or indirectly, by any one or more of Time Warner
            Entertainment Company, L.P., Time Warner Entertainment - Advance/Newhouse Partnership and Time Warner Inc., then there will be no substantial difference if the foregoing conditions (1) and (2) continue to be met, and TWComm is willing to provide to AT&T the assurance of performance described in Section 4.B.

            32.B.ii.(b) In all other cases other than Section 32.B.ii.(a), any entity that differs in the beneficial ownership of outstanding equity securities from the Local Entity as of the MSA Schedule Effective Date by more than 5% shall be deemed substantially different.

      32.B.iii A Transition Period with respect to such Selected MSA shall begin to run on the date that TWComm or AT&T receives notice of the other party's election to terminate such MSA Schedule pursuant to this Section 32.B.

      32.B.iv After the expiration of such Transition Period, the applicable MSA Volume Targets shall not apply toward the National Volume Target.

32.C TWComm's Assignment or Delegation to Certain Entities. AT&T may elect to terminate a MSA Schedule if TWComm or Local Entity has assigned the rights and obligations of the Local Entity to another entity pursuant to Section 26.B.iii of this Agreement, provided that AT&T makes such election within 90 days of AT&T's receipt of a management agreement between TWComm and the purchaser or assignee, to be entered into no later than the date of such assignment or delegation, also provided, that TWComm or Local Entity has provided AT&T with appropriate notice under this Agreement.

      32.C.i A Transition Period with respect to such Selected MSA shall begin to run on the date that TWComm receives notice of AT&T's election to terminate such MSA Schedule pursuant to this Section 32.C.

      32.C.ii After the expiration of such Transition Period, the applicable MSA Volume Targets shall not apply toward the National Volume Target.

32.D Certain Regulatory Events.

      32.D.i AT&T may elect to terminate the applicable MSA Schedule, if TWComm is required by applicable law or regulatory authority to file any revision to the applicable Tariffs that materially adversely affects the terms, conditions, or prices of this Agreement to AT&T, provided that AT&T must make such election within 90 days of such Tariff modification.

      32.D.ii TWComm may elect to terminate the applicable MSA Schedule in accordance with Section 48.D of this Agreement, due to the imposition of

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      certain adverse regulatory requirements described therein that have materially adversely affected such Selected MSA.

      32.D.iii A Transition Period (as described in Appendix E-6) with respect to such Selected MSA shall begin to run on the date that either party receives notice of the other party's election to terminate the applicable MSA Schedule pursuant to this Section 32.D.

32.E Ramp-Up Period for Dedicated Services Has Not Commenced in at Least Half of the Expected Serving Areas. TWComm may elect to terminate a MSA Schedule if one year from the later of (1) the date that Dedicated Services are first offered within such Selected MSA, or (2) the Effective Date of the applicable MSA Schedule, the Dedicated Ramp-Up Period has not commenced in at least one-half of the Expected Serving Areas.

      32.E.i A Transition Period with respect to such Selected MSA shall begin to run on the date that AT&T receives notice of TWComm's election to terminate such MSA Schedule pursuant to this Section 32.E.

      32.E.ii After the expiration of such Transition Period, the applicable MSA Volume Targets shall not apply toward the National Volume Target.

32.F AT&T's Application of Remedies for Over Twelve Consecutive Months. TWComm may elect to terminate a MSA Schedule if AT&T has invoked Remedies (as defined in Appendix E-6) with respect to such Selected MSA for at least twelve consecutive months; provided that TWComm and AT&T have not otherwise mutually agreed to a date upon which such Remedies shall cease.

      32.F.i A Transition Period with respect to such Selected MSA shall begin to run on the date that AT&T receives notice of TWComm's election to terminate such MSA Schedule pursuant to this Section 32.F.

      32.F.ii After the expiration of such Transition Period, the applicable MSA Volume Targets shall not apply toward the National Volume Target.

32.G No Price Agreed Upon After the Detariffing of LEC Similar Service. With regard to the detariffing of a LEC Similar Service, AT&T may elect to terminate a MSA Schedule if, pursuant to Section 10.C of this Agreement, AT&T and TWComm do not mutually agree to the Price for the applicable Service within 60 days after written notice from AT&T to TWComm requesting a price adjustment.

      32.G.i A Transition Period with respect to such Selected MSA shall begin to run on the date that TWComm receives notice of AT&T's election to terminate such MSA Schedule pursuant to this Section 32.F.

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      32.G.ii After the expiration of such Transition Period, the applicable MSA
      Volume Targets shall not apply toward the National Volume Target.

32.H AT&T's Failure to Cure Material Breach. TWComm may elect to terminate a MSA Schedule, upon AT&T's failure to cure a material breach with respect to such MSA Schedule within 90 days after written notice thereof from TWComm.

      32.H.i AT&T may take up to two years from the date it receives TWComm's notice of termination under this Section 32.H to continue purchasing existing Services (while making payments in accordance with Appendix G-1 and G-2), under the terms, conditions, and pricing principles of this Agreement while its transitions such Services to another supplier. Such period, under this Section 32.H, shall not constitute a Transition Period.

      32.H.ii On the date of termination of a MSA Schedule under this Section 32.H, any Expected Serving Area that would be deemed to have met the applicable Preconditions if not for the termination of the MSA Schedule shall begin its respective Ramp-Up Period. The Ramp-Up Schedule for all Expected Serving Areas within a Ramp-Up Period shall continue to progress until each has reached its Plateau Period. Accordingly, the MSA Volume Targets for a MSA terminated pursuant to this Section 32.H shall continue to be applied towards the National Volume Target for the term of this Agreement.

33. Continuity of Service

33.A TWComm and each Local Entity agree that once specific Services (i.e., specific circuits or lines to a customer) are provided to AT&T under this Agreement, TWComm shall continue to provide all such specific Services to AT&T until TWComm receives a request from AT&T to disconnect such Services, or until such time as this Agreement or the applicable MSA Schedule is terminated pursuant to Sections 31 or 32 of this Agreement.

33.B. TWComm agrees that once a certain Service Product is generally offered to AT&T throughout an Expected Serving Area and AT&T is purchasing that Service Product under this Agreement in that Expected Serving Area, the continued general offering of such Service Product throughout such Expected Serving Area shall be a Precondition or Ongoing Condition, as the case may be.

33.C. If, for any reason, AT&T elects to transition certain Services to another supplier, TWComm shall cooperate with AT&T in good faith to effect such a transition in an orderly manner.

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33.D TWComm will give AT&T written notice prior to discontinuing its general offering of any Service hereunder for any reason.

34. No Commitment

34.A Notwithstanding the pricing mechanisms of this Agreement in which AT&T's achievement of Volume Targets determine in part the Price received by AT&T, such Volume Targets serve only such limited purpose and shall not constitute, or be construed as, a commitment on the part of AT&T to actually purchase such volumes of Services. Accordingly, AT&T shall not be liable to TWComm for any penalty, true-up, credit, lump sum payments, or any other remedies (other than a possible adjustment in Discounts received, as set forth in Appendix E-6) if AT&T does not achieve such Volume Targets. Notwithstanding any other provision of this Agreement, except for (1) the 30-day minimum term of Service specified in Section E-1.2.C of Appendix E-1,(2) the provisions of Section E-4.3.C of Appendix E-4, and (3) the provisions of Addendum 1, *

35. No Consequential Damages

35.A NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT, NEITHER AT&T NOR TWCOMM NOR ANY LOCAL ENTITY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, PUNITIVE, OR SPECIAL DAMAGES (INCLUDING WITHOUT LIMITATION ANY DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS,
OR LOST PROFITS (COLLECTIVELY "SPECIAL DAMAGES")), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTY KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT. EACH PARTY HEREBY RELEASES THE OTHER PARTY (AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND SUPPLIERS) FROM ANY SUCH CLAIM.

35.B THE AMOUNT OF ANY DAMAGES PAID BY AT&T TO A THIRD PARTY THAT ARE EQUAL TO OR LESS THAN THE LIMITATION ON LIABILITY UNDER SECTION 2.4.1.A OF ITS FEDERAL COMMUNICATIONS COMMISSION TARIFF NO. 11, AS IN EFFECT ON THE EFFECTIVE DATE OF THIS AGREEMENT (WHICH SECTION IS QUOTED IN SECTION 35.B.i BELOW), IF AT&T REASONABLY DETERMINES THAT IT IS REQUIRED TO PAY SUCH DAMAGES UNDER APPLICABLE LAW OR TARIFF, SHALL NEVERTHELESS BE DEEMED DIRECT DAMAGES AND SHALL NOT BE

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DEEMED SPECIAL DAMAGES OR BE SUBJECT TO THE LIMITATIONS OF SECTION 35.A. ALL
OTHER SPECIAL DAMAGES PAID BY AT&T TO A THIRD PARTY SHALL BE DEEMED SPECIAL DAMAGES THAT ARE SUBJECT TO THE FOREGOING LIMITATION ON LIABILITY AND SHALL NOT BE RECOVERABLE FROM TWCOMM.

      35.B.i Section 2.4.1.A of AT&T's Federal Communications Commission Tariff No. 11 as of the Effective Date of this Agreement reads as follows:


      2.4.1. Liability

      A. ...With respect to any other claim or suit, by a Customer or by any others, for damages associated with the installation, provision, termination, maintenance, repair or restoration of a local channel service, and subject to the provisions of B. through F. following [exclusions, exceptions and conditions], AT&T's liability, if any, shall not exceed an amount equal to the proportionate charge provided for under this tariff for the local channel service for the period during which the condition(s) giving rise to the claim or suit arose. This liability for damages shall be in addition to any amounts that may otherwise be due the Customer under this tariff as a Credit Allowance for Interruptions (see Credit Allowances for Interruptions, Page 45).

36. Nonexclusive Remedies

36.A Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any remedies that may be available at law or in equity.

37. No Third Party Beneficiaries

37.A This Agreement does not provide and is not intended to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

38. Force Majeure

38.A Except as otherwise expressly provided in this Agreement, neither party shall be liable for any delay or failure of performance resulting from any cause beyond such party's reasonable control and not from its fault or negligence, including without limitation the elements; unusually severe weather conditions; lightning; earthquakes; floods; pest damage; power surges, fluctuations, or failures; nuclear accidents; strikes or labor disputes; water; acts of God; epidemics; war, terrorist acts, riots, insurrections, and civil disturbances;

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government regulations; acts of civil or military authorities, or the public enemy; and fuel or energy shortages (collectively "Force Majeure").

39. Alternative Dispute Resolution

39.A Disputes between AT&T and TWComm that arise out of this Agreement shall be resolved pursuant to the Alternative Dispute Resolution ("ADR") procedures set forth in Appendix L of this Agreement. Such ADR procedures are designed to enable the parties to resolve their disputes in an expeditious manner without resort to courts.

40. Not a Joint Venture

40.A This Agreement is intended to establish a relationship of supplier and customer between TWComm and AT&T. The undertakings described in this Agreement shall not be deemed to constitute a joint venture or partnership between TWComm and AT&T.

41. Confidentiality and Proprietary Information

41.A In connection with this Agreement, either AT&T, on the one hand, or TWComm and/or a Local Entity, on the other hand, may furnish to the other certain information that is marked or otherwise specifically identified as proprietary or confidential ("Information"). This Information may include, among other things, documentation, data, drawings, specifications, plans, and other technical or business information. The term "Information" shall not be deemed to include the existence or contents of this Agreement, which shall nonetheless be kept confidential in accordance with this Section 41. For purposes of this
Section 41, the party that discloses Information is referred to as the Disclosing Party, and the party that receives Information is referred to as the Receiving Party.

41.B When Information is furnished in tangible form, the Disclosing Party shall mark it as proprietary or confidential. When Information is provided orally, the Disclosing Party shall, at the time of disclosure or promptly thereafter, identify the Information as being proprietary or confidential.

41.C With respect to Information disclosed under this Agreement, and except as otherwise provided for in Paragraph 4 of the Amended and Restated Joint Non-Disclosure Agreement dated July 20, 1993, between AT&T, Time Warner, Inc. and US WEST, Inc. (The "Original Nondisclosure Agreement") which shall survive the execution hereof, the Receiving Party shall:

      41.C.i hold the Information in confidence, exercising a degree of care not less than the care used by the Receiving Party to protect its own proprietary or confidential information that it does not wish to disclose;

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      41.C.ii restrict disclosure of the Information solely to those of its employees, officers, directors, and attorneys who have a need to know in connection with the performance or enforcement of this Agreement, and not disclose the Information to any other person or entity without the prior written consent of the Disclosing Party;

      41.C.iii advise those employees, officers, directors, and attorneys of their obligations with respect to the Information; and

      41.C.iv use the Information only in connection with the performance or enforcement of this Agreement, except as the Disclosing Party may otherwise agree in writing.

      41.C.v It is understood that TWComm, as a Receiving Party, may make disclosures of Information to (1) its affiliates that are proposed as Local Entities, or to a TW System, but only to the extent such entities have a need to know the Information in order to provide or assist in providing Services under this Agreement and that such parties agree to maintain the Information in confidence in accordance with the terms hereof; (2) to the parties to the Original Nondisclosure Agreement authorized to receive such Information, but only to the extent such entities have a need to know the Information in order to approve this Agreement or any amendment hereto or modification hereof, provided that such entities have agreed in writing to maintain the Information in confidence in accordance with the terms of the Original Nondisclosure Agreement.

41.D Information shall be deemed the property of the Disclosing Party. Upon request of the Disclosing Party, the Receiving Party shall return all Information received in tangible form, or shall destroy it and provide written certification of destruction to the Disclosing Party. If the Receiving Party loses or makes an unauthorized disclosure of Information, it shall notify the Disclosing Party and use reasonable efforts to retrieve the Information.

41.E The Receiving Party shall have no obligation to preserve the proprietary nature of Information which:

      41.E.i was previously known to the Receiving Party free of any obligation to keep it confidential; or

      41.E.ii is or becomes publicly available by means other than unauthorized disclosure; or

      41.E.iii is developed by or on behalf of the Receiving Party independently of any Information furnished under this Agreement; or

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      41.E.iv is received from a third party whose disclosure does not violate any confidentiality obligation.

41.F In the event that the Receiving Party needs, for securities law purposes, to make disclosures of Information to lawfully proceed with other transactions or to comply with such applicable law or the rules of a stock exchange or association on which such Party's securities are listed, the Receiving Party shall provide the Disclosing Party with prompt written notice prior to making any such disclosure so that the Disclosing Party can work with the Receiving Party to limit the disclosure to the greatest extent possible consistent with legal obligation, including requiring the execution of any non-disclosure agreements reasonably deemed appropriate by the Disclosing Party, subject, however, to the provisions of Section 41.G.

41.G All information that may be disclosed to TWComm pertaining to the identities, locations, and requirements of AT&T's customers, are Information of AT&T. Notwithstanding Section 41.F, under no circumstances shall TWComm or a Local Entity or a party described in Section 41.C.v.(1) disclose AT&T's customer Information to any third party (even if under contract to TWComm), or to any of their personnel, responsible for publicity or for end user sales or marketing. However, TWComm's or a Local Entity's personnel dedicated to sales or marketing of Services to AT&T may receive such customer Information for the sole purpose of providing such sales or marketing to AT&T.

41.H In the event that the Receiving Party becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or otherwise) to disclose any Information, the Receiving Party shall provide the Disclosing Party with prompt written notice prior to the disclosure of such Information so that the Disclosing Party may seek appropriate confidentiality agreements, a protective order or other appropriate remedy, or waive compliance with the provisions of this Section 41. In the event that the Disclosing Party is unable to obtain a protective order or other appropriate remedy, or if the Disclosing Party so directs, the Receiving Party shall, and shall cause its employees to, exercise its reasonable best efforts to obtain a protective order or other appropriate remedy at the Disclosing Party's reasonable expense. Failing the entry of a protective order or other appropriate remedy or receipt of a waiver hereunder, the Receiving Party shall furnish only that portion of the Information which it is advised by written opinion of its counsel is legally required to be furnished and shall exercise its reasonable best efforts to obtain reliable assurance that confidential treatment shall be accorded such Information.

41.I Except for any announcement agreed upon in writing by both parties pursuant to Section 42.B, or the filing of Tariffs in accordance with Section 23, the existence and contents of this Agreement and any MSA Schedule shall be

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kept in confidence by both parties in accordance with Section 41.C as though they were Information; subject, however, to Sections 41.F and 41.H.

41.J Each party agrees that the Disclosing Party would be irreparably injured by a breach of this Section 41 by the Receiving Party or its representatives and that the Disclosing Party shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Section 41. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 41, but shall be in addition to all other remedies available at law or in equity.

42. Publicity and Advertising

42.A Neither party shall publish or use any advertising, sales promotions, or other publicity materials that use the other party's logo, trademarks, or service marks without the prior written approval of the other party.

42.B AT&T and TWComm shall have the right to review and approve any publicity materials, press releases, or other public statements by the other that refer to such party and that describe any aspect of this Agreement. Each party agrees not to issue any such publicity materials, press releases, or public statements without the prior written approval of the other party.

42.C Nothing in this Agreement establishes a license for either party to use any of the other party's brands, marks, or logos, and neither party shall do so, without prior written approval of the other.

43. Governing Law

43.A This Agreement shall be governed by and interpreted in accordance with the local laws of the State of New York, exclusive of its conflict of law provisions.

44. No Waiver

44.A Failure of either party to enforce any right or remedy available to it under this Agreement shall not be construed as a waiver of the right or remedy with respect to any other breach or failure by the other party.

45. Unenforceable Provisions

45.A No provision of this Agreement shall be interpreted to require any unlawful action by either party. If any section or clause of this Agreement is held to be invalid or unenforceable, then the meaning of that section or clause shall be construed so as to render it valid and enforceable to the extent feasible. If no feasible interpretation would save the section or clause, it shall be severed from this Agreement with respect to the matter in question, and the remainder of the

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
                                                                   Page 43 of 47


Agreement shall remain in full force and effect. However, in the event such section or clause is an essential element of the Agreement, the parties shall promptly negotiate a replacement that will achieve the intent of such unenforceable section or clause to the extent permitted by law.

46. Notices

46.A Wherever this Agreement requires written notice, consent, or other communication to the other party, such communication shall be given in writing to the person and address for such notices set forth in Appendix M, or at such other address as either party may hereafter designate in writing to the other. Notices shall be effective as described in Appendix M.

47. Titles

47.A Titles to parts, sections, appendixes, tables, schedules, and the like are used merely for convenience and shall not be taken as an interpretation of the contents of those provisions or as an attempt to enlarge, limit, or define terms covered by this Agreement.

48. Amendments

48.A Except as otherwise expressly provided in this Agreement or a MSA Schedule, this Agreement and any MSA Schedule may be modified or amended only by written agreement executed by authorized representatives of both TWComm and AT&T.

48.6 To the extent that this Agreement expressly authorizes unilateral modification of certain Appendix material at the discretion of one party, such party may effect the modification of the Appendix by giving written notice of such modification to the other party, and mutual written agreement shall not be required.

48.C The parties acknowledge that the pricing and terms of this Agreement are based on many factors, including among others the current pricing and service offerings of the LECs, which may substantially change over the term of the Agreement. If either party believes that changes in such factors, outside the party's control, that affect the underlying assumptions of this Agreement have materially adversely affected the rights or obligations of such party under the terms hereof, it may request an amendment to this Agreement consistent with the original intent hereof. Each party acknowledges its obligation to address the concerns of the other party and to negotiate in good faith and agree to reasonable amendments (if appropriate) in such circumstances.

48.D The parties acknowledge that the terms and conditions of the Agreement reflect the unique commercial requirements of the parties. In the event that there

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                                                                   Page 44 of 47


is a regulatory requirement for TWComm to make the Services available via contract or tariff to third parties which are not similarly situated to AT&T, on the same, or substantially the same, terms and conditions set forth in the Agreement, and TWComm is materially adversely affected by such regulatory requirement (despite TWComm's reasonable best efforts to avoid such requirement) such that the performance of the Agreement or any MSA Schedule is uneconomic (based on reasonable standards of economic return) for TWComm, then the parties will use reasonable commercial efforts to renegotiate the terms and conditions of Services provided hereunder, to avoid such materially adverse effect while preserving the original intents of the parties as closely as practicable. If the parties are unsuccessful in renegotiating such terms and conditions, TWComm may, pursuant to Section 31.D or 32.D of the Agreement, terminate one or more MSA Schedules for those Selected MSAs that have been materially adversely affected, or the Agreement if all Selected MSAs have been materially adversely affected. If TWComm chooses to offer the prices, terms, and conditions hereunder to third parties that are not similarly situated to AT&T, without a regulatory requirement to do so, or if TWComm becomes subject to a regulatory requirement to offer the prices, terms, and conditions hereunder to a third party willing to commit to purchase volumes at the target levels provided in all Selected MSAs, this Section 48.D does not apply. (Nothing herein is intended to, or shall, preclude TWComm from complying with any regulatory requirement regarding its offering of Services to a third party.)

      48.D.i For purposes of this Section 48.D, a third party will not be considered similarly situated to AT&T unless such third party's own service requirements are of comparable size and scope.

49. Joint and Several Liability

49.6 With respect to each Selected MSA, TWComm and the applicable Local Entity shall be jointly and severally liable for any monetary damages awarded to AT&T under this Agreement and the respective MSA Schedule.

50. Successors and Assigns

50.A This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their permitted successors and assigns. No succession or assignment by TWComm or AT&T shall be permitted (even if by operation of law) except in accordance with the requirements of Part VII.

51. Survival

51.A The obligations of the parties under Section 41, and all other obligations which by their nature continue beyond the term of this Agreement, shall survive the expiration or termination of this Agreement (or any part of it).

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                                                                   Page 45 of 46


52. Referenced Documents

52.A Whenever any provision of this Agreement refers to a technical reference, technical publication, AT&T statement of requirements, or any publication of telecommunications industry administrative, technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in general effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, AT&T statement of requirements, or publication of industry standards.

52.B Numerous provisions of this Agreement incorporate by reference documents, publications, statements of requirements or similar statements that are permitted to be unilaterally changed by AT&T in the future. These relate, generally, to Service specifications, infrastructure requirements, Service quality and similar matters. Notwithstanding any other provisions hereof, the parties understand that TWComm's failure to comply with any such unilateral requirements of AT&T ("Unilateral Requirements") shall not constitute a breach hereunder, however "Remedies" under Appendix E-6 or remedies under Section 20 may apply. In addition, such remedies shall not be available to AT&T for any failure by TWComm to comply with a Unilateral Requirement that has been changed by AT&T after the Effective Date of this Agreement (a "Revised Unilateral Requirement") unless TWComm has approved such Revised Unilateral Requirement in writing, or:

      52.B.i It is technically and economically reasonable for TWComm to comply with such revised unilateral requirement; and

      52.B.ii Such Revised Unilateral Requirement is generally required by AT&T of its competitive access providers and at least one other access supplier has successfully implemented the Revised Unilateral Requirement.

53. Incorporated Documents

53.A The annexed Appendixes A through M and Addendum 1 referred to in this Agreement, listed in the List of Appendixes (behind the Table of Contents of this Agreement) are hereby incorporated in and made part of this Agreement.

54. Entire Agreement

54.A This Agreement constitutes the entire agreement between TWComm and AT&T with respect to the subject matter hereof. This Agreement supersedes the

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                                                                   Page 46 of 46


January 9, 1995 Memorandum executed by TWComm and AT&T, and all other memoranda, proposals, representations, statements, agreements, or understandings, whether written or oral, made concerning such subject matter prior to mutual execution hereof.

In witness whereof, the parties have executed this Agreement through their authorized representatives.


TIME WARNER COMMUNICATIONS              AT&T COMMUNICATIONS, INC.

By: /s/ THOMAS J. MORROW                By: /s/ THOMAS J. HERR
   -----------------------------           -----------------------------
           Signature                               Signature


       THOMAS J. MORROW                         THOMAS J. HERR
--------------------------------        --------------------------------
             Name                                     Name

President, Time Warner
Communications Holdings Inc.,
Managing General Partner of             VP-Strategic Business
Time Warner Communications              Development & Access Management
--------------------------------        --------------------------------
            Title                                    Title


     September 29, 1995                         October 4, 1995
--------------------------------        --------------------------------
             Date                                     Date

* Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

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
                                                                      APPENDIX A
                                                                     Page 1 of 7


                             INDEX OF DEFINED TERMS

Defined Terms                                          Location
-------------                                          --------
2.048 Mbps Service ..................................  Appendix D-1.9
Adjustment Factor1 ..................................  Appendix E-6.15.B
Adjustment Factor2 ..................................  Appendix H.4.C.i
Agreement ...........................................  Preamble
Alternative Dispute Resolution (ADR) ................  Section 39.A
American Arbitration Association (AAA) ..............  Appendix L.3.A
Analog Business Exchange Line Service ...............  Appendix D-3.3.A
Analog Business Exchange Trunk Service ..............  Appendix D-3.3.C
Anticipated Volume Target (AVT) .....................  Appendix E-6.7.A
Arbitrator ..........................................  Appendix L.6.A
AT&T ................................................  Preamble
AT&T Serving Office .................................  Appendix I.1.B
AT&T's Affiliates and Personnel .....................  Appendix I-18.H
AT&T-CAP Infrastructure Requirements ................  Section 13.D
Base Price ..........................................  Appendix E-1.2.D
Base Price Set ......................................  Appendix E-1.4.A
Basic Channel Mileage ...............................  Appendix E-2.5.C.iv
Bill Date ...........................................  Appendix G-1.4.A
Call Delivery .......................................  Appendix D-2.1.B.ii
CAP Performance and Quality Requirements ............  Section 18.A
CASBR ...............................................  Appendix G-1.1.C
Channel Mileage .....................................  Appendix E-2.5.C
Channel Termination .................................  Appendix D-1.2.A.i
Chronic Trouble .....................................  Section 20.C
CLASS Features ......................................  Appendix D-3.7.A
Communications Services Agreement (CSA) .............  Section 12.B
Composite Performance ...............................  Appendix K.5.A


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
                                                                      APPENDIX A
                                                                     Page 2 of 7


Defined Term                                           Location
------------                                           --------
Connect Direct ......................................  Appendix G-1.3.B
Controlling Entity ..................................  Section 30.C.i
Current Purchase Volume .............................  Appendix E-6.16.B
Current Serving Area ................................  Section 5.A
Custom Calling Features .............................  Appendix D-3.6.A
Customer Premises ...................................  Appendix I.1.B
Date of Expected Availability .......................  Section 13.B
Dedicated Local Discount Level ......................  Appendix E-6.16.A
Dedicated MSA Volume Target (D-MVT) .................  Appendix E-6.14.A
Dedicated National Discount Level ...................  Appendix E-6.17.A
Dedicated National Volume Target (D-NVT) ............  Appendix E-6.15.A
Dedicated Ramp-Up Period ............................  Appendix E-6.9.A
Dedicated Service ...................................  Section 6.A.i
Dedicated Service Anticipated Volume
Target (D-AVT) ......................................  Appendix E-6.7.A
Dedicated Service Expected Serving Area
Volume Target (D-XVT) ...............................  Appendix E-6.13.A
Dedicated Services Initial Evaluations ..............  Section 14.C.i
Dedicated Services Precondition .....................  Appendix E-6.10.A.
Digital Business Exchange Line ......................  Appendix D-3.3.B
Digital Business Exchange Trunk .....................  Appendix D-3.3.D
Digital Subrate Service .............................  Appendix D-1.7
Direct Measure of Quality (DMOQ) ....................  Section 18.A
Disaster Recovery Plan ..............................  Section 13.A
Disclosing Party ....................................  Section 41.A
Discount ............................................  Appendix E-1.3.A.ii
Discount Level (1,2,3) ..............................  Appendix E-6.4.A
DMOQ Standard .......................................  Appendix K.3.B
DS-0 Service ........................................  Appendix D-1.6
DS-1 Equivalent .....................................  Appendix E-6.7.A.i
DS-1 Service ........................................  Appendix D-1.4


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
                                                                      APPENDIX A
                                                                     Page 3 of 7


Defined Term                                           Location
------------                                           --------
DS-1 Switched Access Transport ......................  Appendix D-2.1.B.i
DS-3 Service ........................................  Appendix D-1.3
DS-3 Switched Access Transport ......................  Appendix D-2.1.B.i
Effective Date ......................................  Section 2.A
Embedded Service ....................................  Section 11.A
Entrance Facility ...................................  Appendix E-1.2.G
Exchange Area .......................................  Section 5.A
Expected Serving Area ...............................  Section 5.A
Extended Channel Mileage ............................  Appendix E-2.5.C.iii
Facilities ..........................................  Appendix I.2.A.i
Force Majeure .......................................  Section 38.A
Fractional DS-1 Service .............................  Appendix D-1.5
Full Service Arrangement ............................  Section 7.A.ii
Imputed Volumes .....................................  Appendix E-6.23.A
Information .........................................  Section 41.A
Initial Evaluations .................................  Section 14.C
Initial Period ......................................  Appendix E-6.3.A.i
Inter-Company Review Board ..........................  Appendix L.3.A
Internodal Connection ...............................  Appendix D-1.2.A.ii
Late Factor .........................................  Appendix G-1.5.H
LEC Rate Element ....................................  Appendix E-2.3.A.i
Less Than Satisfactory Performance ..................  Appendix K.8.A
Lines ...............................................  Appendix E-6.16.A.ii
Local Calling Area ..................................  Appendix D-4.1.A
Local Calling Service ...............................  Section 6.A.ii.(c)
Local Discount ......................................  Appendix E-6.2.A
Local Entities ......................................  Section 4.B.i
Local Exchange Company (LEC) ........................  Section 5.A
Local Serving Office (LSO) ..........................  Section 5.A


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
                                                                      APPENDIX A
                                                                     Page 4 of 7


Defined Term                                           Location
------------                                           --------
LSO Node ............................................  Appendix D-1.2.C.ii
Mandatory Type I Building ...........................  Appendix H.1.A
Maximum Base Price (MBP) ............................  Appendix E-1.4.A
Metropolitan Statistical Area (MSA) .................  Section 4.A
MSA Schedule ........................................  Section 4.A
MSA Schedule Effective Date .........................  Section 12.A
MSA Volume Target (MVT) .............................  Appendix E-6.7.C
Multiplexing ........................................  Appendix D-1.2.A.iii
National Discount ...................................  Appendix E-6.2.A
National DMOQ .......................................  Appendix K.3.D
National Volume Target (NVT) ........................  Appendix E-6.7.D
Network .............................................  Appendix F.1.A
Network Design Plan .................................  Section 13.A
Network Interface ...................................  Appendix D-1.1.C.i
Network Readiness to Serve Package ..................  Section 14.C.i
Network Validation Test .............................  Section 14.A.i
New Service .........................................  Section 10.D
Nonrecurring Charge (NRC) ...........................  Appendix E-1.6.D
Ongoing Condition ...................................  Appendix E-6.20.A
Ongoing Condition Deficiency Notice .................  Appendix E-6.20.E
Ongoing Condition Dispute Notice ....................  Appendix E-6.20.H.i
Ongoing Condition Remedies Notice ...................  Appendix E-6.20.E
Ongoing Condition Satisfaction Notice ...............  Appendix E-6.20.H
Operational Readiness Assessment (ORA) ..............  Section 14.A.ii
Operational Readiness Test (ORT) ....................  Section 14.A.iii
Optional LSO ........................................  Appendix D-1.2.C.iii
Optional Serving Area ...............................  Section 5.A
Payment Due Date ....................................  Appendix G-1.5.A
Percentage Weight ...................................  Appendix K.7.B


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
                                                                      APPENDIX A
                                                                     Page 5 of 7


Defined Term                                           Location
------------                                           --------
Performance Evaluation ..............................  Appendix K.10.A
Performance Evaluation Period .......................  Appendix K.9.A
Plateau Period ......................................  Appendix E-6.3.A.iii
POP to POP Services .................................  Appendix G-2.1.A
Precondition ........................................  Appendix E-6.10.A
Preconditions Dispute Notice ........................  Appendix E-6.9.A.i
Preconditions Notice ................................  Appendix E-6.9.A
Price ...............................................  Appendix E-1.1.A
Primary Channel Termination .........................  Appendix D-1.2.A.i
Primary Location ....................................  Appendix D-1.1.C
Provisioning Type ...................................  Section 15.A
Public Controlling Entity ...........................  Section 30.C.ii
Purchase Volume .....................................  Appendix E-6.2.B
Ramp-Up Interval ....................................  Appendix E-6.8.B
Ramp-Up Percentage ..................................  Appendix E-6.8.C
Ramp-Up Period ......................................  Appendix E-6.3.A.ii
Ramp-Up Schedule ....................................  Appendix E-6.8.B
Receiving Party .....................................  Section 41.A
Reference Price .....................................  Appendix E-6.6.A
Reference Price Range ...............................  Appendix E-6.6.A
Reference Price Threshold ...........................  Appendix E-2.7.A.
Remedies ............................................  Appendix E-6.20.A
Revised Unilateral Requirement ......................  Section 52.B
Rules ...............................................  Appendix L-3.A
Satisfactory Performance ............................  Appendix K.8.A
SBL Feature .........................................  Appendix D-3.1.A
SECAB ...............................................  Appendix G-1.3.A
Secondary Channel Termination .......................  Appendix D-1.2.A.i
Secondary Location ..................................  Appendix D-1.1.C


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
                                                                      APPENDIX A
                                                                     Page 6 of 7


Defined Term                                           Location
------------                                           --------
Selected MSA ........................................  Section 4.A
Self-Healing Ring Access Service ....................  Appendix D-1.1O
Self-Reported DMOQ ..................................  Appendix K-9.B.i
Served Premises .....................................  Appendix I.1.A
Service .............................................  Section 6.A
Service Arrangement .................................  Section 7.A
Service Assurance Warranty (SAW) ....................  Appendix J.1
Service Credits .....................................  Addendum 1.A.1
Service Element .....................................  Section 8.A
Service Performance .................................  Appendix K-5.E
Service Product .....................................  Appendix D-1.1.C
Shared Customer-Provided Access .....................  Section 16.J
Similar Feature .....................................  Appendix E-1.5.A.v
Similar Local Call ..................................  Appendix E-5.3.A
Similar Service .....................................  Appendix E-1.5.A
Similarly Situated CAP ..............................  Appendix E-1.6.B
Space License .......................................  Section 16.J
Special Control Event ...............................  Section 30.A
Special Damages .....................................  Section 35.A
Subcontractor List ..................................  Section 27.A.i
Subscriber Line .....................................  Appendix D-3.1.A
Subsequent Evaluation ...............................  Section 14.C.iii
Supplier Quality Certification (SQC) ................  Appendix G-1.2.C
Switch Validation Test ..............................  Section 14.A.i
Switched Access Service .............................  Section 6.A.ii.(a)
Switched Access Transport ...........................  Appendix D-2.1.B.i
Switched Business Line (SBL) Service ................  Section 6.A.ii.(b)
Switched Local Discount Level .......................  Appendix E-6.16.A
Switched National Discount Level ....................  Appendix E-6.17.C


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
                                                                      APPENDIX A
                                                                     Page 7 of 7


Defined Term                                            Location
------------                                            --------

Switched National Volume Target (S-NVT) ..............  Appendix E-6.15.A
Switched Ramp-Up Period ..............................  Appendix E-6.8.B
Switched Service .....................................  Section 6.A.ii
Switched Service Anticipated Volume Target (S-AVT) ...  Appendix E-6.7.A
Switched Service Expected Serving Area Volume
Target (S-XVT) .......................................  Appendix E-6.13.B
Switched Services Initial Evaluation .................  Section 14.C.ii
Switched Services Precondition .......................  Section E-6.11.A
Tariffs ..............................................  Section 23.C
Technical Plan .......................................  Section 13.A
Third Party Interest .................................  Appendix I-11.A
This Selected MSA ....................................  Appendix C, Section 2.A
Threshold Anniversary ................................  Appendix H-4.A
Total Channel Mileage ................................  Appendix E-2.5.C.ii
Transition Period ....................................  Appendix E-6.22.A
Transport Arrangement ................................  Section 7.A.i
Transport Premises ...................................  Section 7.A.i
TW System ............................................  Appendix E-1.6.A.i(a)
TWC Node .............................................  Appendix D-1.2.C
TWComm ...............................................  Preamble
TWComm's Personnel ...................................  Appendix I.6.A
TWComm Tariff ........................................  Section 23.C
Type 1 Threshold .....................................  Appendix H.2.E
Type I ...............................................  Section 15.A.i
Type II ..............................................  Section 15.A.ii
Unilateral Requirement ...............................  Section 52.B
Voice Grade Service ..................................  Appendix D-1.8.A
Volume Target ........................................  Appendix E-6.3.A.ii
Weight ...............................................  Appendix K.3.C


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
                                                                      APPENDIX B
                                                                     Page 1 of 1


                             POTENTIAL SELECTED MSAs

B.1 Introduction

B.1.A Pursuant to Section 4 of this Agreement, this Appendix sets forth those MSAs for which TWComm expects to propose MSA Schedules for AT&T's consideration.

B.2 Potential Selected MSAs

Albany, NY

Austin, TX

Charlotte, NC

Cincinnati, OH

Columbus, OH

Fayetteville, NC

Greensboro, NC

Honolulu, HI

Houston, TX

Indianapolis, IN

Memphis, TN

Milwaukee, WI

New York, NY

Orlando, FL

Raleigh-Durham, NC

Rochester, NY

San Diego, CA

Tampa-St. Petersburg, FL


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

                                                                      APPENDIX C
                                                                    Page 1 of 17

                                    MODEL

--------------------------------------------------------------------------------

                                 MSA SCHEDULE

                                     FOR

                                [MSA NAME] MSA

                                   between

                          TIME WARNER COMMUNICATIONS
                          AT&T COMMUNICATIONS, INC.
                                [LOCAL ENTITY]

                        Effective Date: MMMM dd, 199X

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

                                                                      APPENDIX C
                                                                    Page 2 of 17

                                TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----

   1.  Incorporation_______________________________________________________4
   2.  General_____________________________________________________________4
   3.  Transition to Agreement from Communications Services Agreement______4
   4.  TWComm to Serve as Local Entity's Agent_____________________________4
   5.  MSA Schedule Tables_________________________________________________5
   6.  Delegation of TWComm Obligations Under the Agreement________________5
   7.  Execution by the Parties____________________________________________7


 Table
 -----

   1   LEC Exchange Areas Comprising This Selected MSA_____________________5
   2   Services Offered____________________________________________________9
   3   Initial Type I Locations___________________________________________10
   4   Expected Serving Areas and Network Deployment Time Table___________11
   5   Dedicated Services Anticipated Volume Targets______________________12
   6   Switched Services Anticipated Volume Targets_______________________13
   7   TWComm Subcontractors______________________________________________14
   8   Local Calling Areas Comprising This Selected MSA___________________15
   9   Taxes Applicable To This Selected MSA______________________________16
  10   Other Agreements in Support of Local Entity's Activities
       At AT&T Serving Offices____________________________________________17

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

                                                                      APPENDIX C
                                                                    Page 3 of 17


--------------------------------------------------------------------------------
Selected MSA Name:

--------------------------------------------------------------------------------
MSA Schedule Effective Date:

--------------------------------------------------------------------------------
Local Entity:

--------------------------------------------------------------------------------

      This MSA Schedule is entered into between TIME WARNER COMMUNICATIONS, a
Delaware General Partnership, having an office at 160 Inverness Drive West,
Englewood, Colorado 80112 ("TWComm"), the Local Entity identified above having an office at ___________________________, and AT&T COMMUNICATIONS, INC., a Delaware corporation, having an office at 32 Avenue of the Americas, New York, New York 10013, on behalf of itself, the Interstate Division of AT&T Corp., a New York corporation, and each of their interexchange company affiliates
(individually and collectively "AT&T').

      Whereas, AT&T and TWComm entered into an agreement effective September 15, 1995 (the "Agreement") under which TWComm intends to offer certain business telecommunications ("Service") to AT&T through Local Entities in certain MSAs proposed by TWComm and agreed to by AT&T; and

      Whereas, TWComm has proposed, and AT&T has agreed, to include [MSA NAME]
MSA as a Selected MSA under the Agreement (hereinafter referred to as "This
Selected MSA"); and

      Whereas, TWComm has delegated, and Local Entity has agreed to assume, all applicable obligations and responsibilities for offering and providing Services in This Selected MSA in accordance with the terms and conditions of this MSA
Schedule, including those terms and conditions incorporated by reference from the Agreement;

      Now, therefore, in consideration of the foregoing premises and mutual covenants of this MSA Schedule, TWComm, AT&T, and Local Entity agree as follows:

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




                                                                      APPENDIX C
                                                                    Page 4 of 17

1. Incorporation

1.A When executed by authorized representatives of TWComm, AT&T, and Local
Entity, this MSA Schedule will become effective on the Effective Date stated above, and will incorporate the applicable terms and conditions of the Agreement executed between TWComm and AT&T on September 15, 1995, pursuant to Section 4 of the Agreement.

2. General

2.A This MSA Schedule sets forth certain information required by the Agreement which applies solely to This Selected MSA. The Local Entity's obligations hereunder shall extend solely to This Selected MSA. Information, terms and conditions listed herein are intended to supplement, and not replace or supersede those set forth in the Agreement, unless expressly stated otherwise within this MSA Schedule.

2.B Words and phrases spelled with initial capital letters (other than proper names) are defined terms, definitions for which may be contained in this MSA
Schedule or elsewhere in the Agreement.

3. Transition to Agreement from Communications Services Agreement

3.A Upon the MSA Schedule Effective Date, the Communications Services Agreement
("CSA") for [CSA city], dated [CSA effective date], and all subsequent amendments to the CSA, executed between Local Entity and AT&T, shall terminate without further liability to either Local Entity or AT&T, and all Services
(tariffed or nontariffed) which were offered or provided to AT&T, and the prices, terms and conditions governing existing Services under the CSA, shall be replaced with the prices, terms and conditions herein, all in accordance with
Section 12 of the Agreement.

4. TWComm to Serve as Local Entity's Agent

4.A Local Entity shall appoint TWComm to serve as its agent for the following functions:

      4.A.i Accepting orders from AT&T, and for billing and collection of all charges to AT&T in connection with all Services provided to AT&T by Local
      Entity (all payments made to TWComm by (or on behalf of) AT&T in connection with such Services shall be deemed received by Local Entity when the payment is received by TWComm);

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
                                                                      APPENDIX C
                                                                    Page 5 of 17


      4.A.ii Negotiating and entering into any modifications or amendments to the Agreement, or otherwise providing any consents required under the Agreement, which affect the terms and conditions of this MSA Schedule;

      4.A.iii Preparing Performance Evaluations as specified in Appendix K of this Agreement;

      4.A.iv Acting as the "single point of contact" on behalf of the Local
      Entity in accordance with Section 28 of the Agreement;

      4.A.v Receiving service of process at the address designated for delivery of notices in Appendix M of the Agreement on behalf of Local Entity; and

      4.A.vi Any other functions to be borne by TWComm on behalf of the Local
      Entity in accordance with the Agreement, or as otherwise agreed to in writing by the parties.

4.B TWComm's authority under this Section 4 as agent for Local Entity shall be irrevocable for the term of this MSA Schedule unless otherwise agreed to by the parties in writing.

5. MSA Schedule Tables

5.A Tables 1 through 10 of this MSA Schedule set forth the information, terms and conditions referenced in Section 2.A of this MSA Schedule that are applicable solely to This Selected MSA. A list of the Tables can be found in the Table of Contents on Page 2 of this MSA Schedule.

6. Delegation of TWComm Obligations Under the Agreement

6.A TWComm hereby delegates to Local Entity all applicable obligations and responsibilities under the Agreement related to the offering and provision of Services in This Selected MSA, and Local Entity hereby assumes such obligations and responsibilities. Accordingly, TWComm itself shall not be required to actually provide Services in This Selected MSA.

6.6 AT&T, by executing this MSA Schedule, consents to TWComm's delegation to Local Entity of all applicable obligations and responsibilities under the Agreement related to the offering and provision of Services in This Selected
MSA.

6.C Notwithstanding such delegation, TWComm shall be responsible for causing
Local Entity to comply with the applicable terms, conditions, and prices

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

                                                                      APPENDIX C
                                                                    Page 6 of 17


of This MSA Schedule and the Agreement, and will be financially liable for Local
Entity's failure to comply with such terms, conditions, and prices.

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

                                                                      APPENDIX C
                                                                    Page 7 of 17


7. Execution by the Parties

In witness whereof, the parties have executed this MSA Schedule through their authorized representatives.

TIME WARNER COMMUNICATIONS              AT&T COMMUNICATIONS, INC.


By:________________________________     By:_____________________________________
             Signature                                Signature


___________________________________        _____________________________________
              Name                                      Name


___________________________________        _____________________________________
             Title                                     Title


___________________________________        _____________________________________
              Date                                      Date


      [LOCAL ENTITY NAME]


By:________________________________
            Signature


___________________________________
              Name


___________________________________
             Title


___________________________________
             Date

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

                                                                      APPENDIX C
                                                                    Page 8 of 17


                                     TABLE 1

                   EXCHANGE AREAS COMPRISING THIS SELECTED MSA

Pursuant to Section 4 of the Agreement, the geographic area comprising This
Selected MSA will be the aggregate area covered by the Exchange Areas listed below (by their respective Common Language Location Identifiers).

          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXQXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO                           XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO
          XOXOXOXO

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

                                                                      APPENDIX C
                                                                    Page 9 of 17


                                     TABLE 2

                                SERVICES OFFERED

Pursuant to Section 6 of the Agreement, the Services that the Local Entity expects to offer to AT&T in This Selected MSA are listed below;

      All Dedicated Services described in Appendix D-1 of the Agreement.

      All Switched Access Services described in Appendix D-2 of the Agreement.

      All Switched Business Line Services described in Appendix D-3 of the
      Agreement.

      All Local Calling Services described in Appendix D-4 of the Agreement.

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

                                                                      APPENDIX C
                                                                   Page 10 of 17


                                     TABLE 3

                            INITIAL TYPE I LOCATIONS

Pursuant to Section 15 of the Agreement, those locations which TWComm will serve by Type I provisioning as part of TWComm's initial network deployment for This
Selected MSA are set forth below:

      Customer Building 1
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 2
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 3
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 4
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 5
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 6
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 7
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 8
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 9
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 10
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 11
      Street number, Street Building
      City, State, Zip Code
      Serving Area

      Customer Building 12
      Street number, Street Building
      City, State, Zip Code
      Serving Area

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

                                                                      APPENDIX C
                                                                   Page 11 of 17


                                     TABLE 4

            EXPECTED SERVING AREAS AND NETWORK DEPLOYMENT TIME TABLE

Pursuant to Section 5 of the Agreement, the Expected Serving Areas for This
Selected MSA are identified by their respective Common Language Location
Identifiers in the column of this Table 4 designated "Expected Serving Area".
The dates which TWComm expects to make Dedicated Services and Switched Services available to AT&T in each Expected Serving Area are set forth in the columns of this Table 4 designated "Dedicated Services Date of Expected Availability" and
"Switched Services Date of Expected Availability," respectively.


--------------------------------------------------------------------------------
                              DEDICATED SERVICES           SWITCHED SERVICES
         EXPECTED              DATE OF EXPECTED             DATE OF EXPECTED
       SERVING AREA              AVAILABILITY                 AVAILABILITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                                      APPENDIX C
                                                                   Page 12 of 17


                                     TABLE 5

                  DEDICATED SERVICES ANTICIPATED VOLUME TARGETS

Pursuant to Section E-6.7 of Appendix E-6 of the Agreement, the Level 1, Level 2 and Level 3 Dedicated Services Anticipated Volume Targets ("AVTs") associated with each Expected Serving Area for This Selected MSA are set forth in the respective columns of this Table 5.

--------------------------------------------------------------------------------
        EXPECTED
      SERVING AREA       LEVEL 1 AVT         LEVEL 2 AVT         LEVEL 3 AVT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
                                                                      APPENDIX C
                                                                   Page 13 of 17


                                     TABLE 6

                 SWITCHED SERVICES ANTICIPATED VOLUME TARGETS

Pursuant to Section E-6.7 of Appendix E-6 of the Agreement, Level 1, Level 2 and Level 3 Switched Services Anticipated Volume Targets ("AVTs") associated with each Expected Serving Area for This Selected MSA are set forth in the respective columns of this Table 6.

--------------------------------------------------------------------------------
        EXPECTED
      SERVING AREA       LEVEL 1 AVT         LEVEL 2 AVT         LEVEL 3 AVT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                                      APPENDIX C
                                                                   Page 14 of 17


                                     TABLE 7

                              TWCOMM SUBCONTRACTORS

Pursuant to Section 27.A of the Agreement, the initial Subcontractor List, including the work that may be performed by each subcontractor in This Selected MSA, is provided below:

      First Subcontractor's Name
      First Subcontractor's Address
      First Subcontractor's Telephone Number
      Work to be performed by First Subcontractor

      Second Subcontractor's Name
      Second Subcontractor's Address
      Second Subcontractor's Telephone Number
      Work to be performed by Second Subcontractor

      Third Subcontractor's Name
      Third Subcontractor's Address
      Third Subcontractor's Telephone Number
      Work to be performed by Third Subcontractor

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

                                                                      APPENDIX C
                                                                   Page 15 of 17


                                     TABLE 8

                LOCAL CALLING AREAS COMPRISING THIS SELECTED MSA

Pursuant to Section D-4.1 of Appendix D-4 of the Agreement, the Exchange Areas comprising each of the Local Callings Areas for This Selected MSA shall be the then current LEC local calling areas within This Selected MSA, subject to revision from time to time by mutual agreement of AT&T and TWComm in accordance with Section D-4.1 of Appendix D-4.

[If the parties elect to describe Local Calling Areas by Exchange Area, Local Calling Areas will be set forth in the form described below.]

Any call which originates and terminates within or between the Exchange Areas associated with a Local Calling Area shall be deemed to be a Local Call.

Exchange Areas comprising Local Calling Area 1:
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO

Exchange Areas comprising Local Calling Area 2:
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO

Exchange Areas comprising Local Calling Area 3:
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO
              XOXOXOXO              XOXOXOXO


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
                                                                      APPENDIX C
                                                                   Page 16 of 17


                                     TABLE 9

                      TAXES APPLICABLE TO THIS SELECTED MSA

The following taxes may be applicable to the Services provided under this MSA Schedule as of the MSA Schedule Effective Date. To the extent such taxes are applicable (whether or not the rates set forth below have subsequently changed), and unless subject to a tax exempt certificate under Section E-1.8.A of Appendix E-1 of the Agreement, TWComm will charge AT&T, and AT&T will pay TWComm, for such taxes.


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
                                                                      APPENDIX C
                                                                   Page 17 of 17


                                    TABLE 10

           OTHER AGREEMENTS IN SUPPORT OF LOCAL ENTITY'S ACTIVITIES AT
                              AT&T SERVING OFFICES

Pursuant to Section 16.C of the Agreement, other agreements that TWComm and AT&T have entered into in support of Local Entity's activities at AT&T Serving Offices in This Selected MSA are listed below:

           Occupancy Agreement, effective MMMM dd, 19XX

           Synchronization Agreement, effective MMMM dd, 19XX

* Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.



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

                                                                    APPENDIX D-1
                                                                    Page 1 of 21


                     SERVICE DESCRIPTION: DEDICATED SERVICES

D-1.1 General Description

D-1.1.A Dedicated Services are Services that provide 2-point digital or analog channels connecting any location within an Expected Serving Area or Optional Serving Area to any other location within any Expected Serving Area or Optional Serving Area in the same MSA.

D-1.1.B As of the Effective Date of this Agreement, LEC services under current LEC tariffs that are Similar to Dedicated Services are offered and priced exclusively by service element (e.g., channel termination, channel mileage and multiplexing). Accordingly, LEC customers must purchase and combine various LEC service elements into the desired arrangement to make a complete and functional service (e.g., a LEC customer may purchase two DS-1 channel terminations and channel mileage which comprises a complete LEC DS-1 service). * , at such time that TWComm offers Dedicated Services to AT&T, * . (Service Elements are defined in this Agreement in Section D-1.2 only because such Service Elements are necessary for describing pricing and provisioning concepts contained herein; * .

D-1.1.C Dedicated Services are distinguished by Service Product. Each Service Product is characterized by its digital bit transmission rate or analog bandwidth at the Network Interface (as defined below). If the Service connects a Primary Location and a Secondary Location (as these terms are defined by the Bellcore Industry Support Interface), the bit rate or bandwidth will be as measured at the Network Interface at the Secondary Location. If the Service connects two Primary Locations or two Secondary Locations, the bit rate or bandwidth will be as measured at the Network Interface having the lower digital bit transmission rate or analog bandwidth. The Service Categories of Dedicated Services are: DS-3 Service, DS-1 Service, Fractional DS-1 Service, DS-0 Service Digital Subrate Service, Voice Grade Service, 2.048 Mbps Service, and Self-Healing Ring Access Service. The technical specifications and available features applicable to each Service Product are described in Section D-1.3 through Section D-1.11 of this Appendix D-1.

      D-1.1.C.i Depending on the context in which the term "Network Interface" is used in this Agreement, such term shall mean one or more of the following: (1) the point of demarcation where the Service originates and/or terminates; (2) the device (e.g., jack) which permits AT&T or AT&T's customer to interconnect to such Service; and/or (3) the code


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        AT&T and TWComm Proprietary: Subject to Nondisclosure Agreement
--------------------------------------------------------------------------------

*Indicates that such portions of the contract have been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately


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
                                                                    APPENDIX D-1
                                                                    Page 2 of 21


      which designates the transmission and signalling characteristics of the Service at such demarcation point (e.g., the Network Channel Code or Network Interface Code as these terms are defined by the Bellcore Industry Support Interface).

D-1.1.D Except as otherwise provided within this Section D-1.1.D, AT&T may designate the location of the Network Interface within each Served Premises (as defined in Appendix I of this Agreement).

      D-1.1.D.i With regard to Full Service Arrangements, if the LEC's then current practice is to terminate Service to a minimum point of penetration in that Exchange Area, then TWComm may elect to terminate the Service at the minimum point of penetration in that Exchange Area.

      D-1.1.D.ii With regard to Transport Arrangements, if the location of the Network Interface within a Transport Premises designated by AT&T is not reasonably feasible, AT&T and TWComm will mutually agree to an alternative location for the Network Interface.

D-1.1.E Dedicated Services shall meet or exceed the requirements set forth in the technical references identified herein. If another AT&T, Bell Communications Research, Inc. ("Bellcore"), or generally accepted industry standard (e.g., American National Standards Institute ("ANSI")) technical reference sets forth a different requirement, * . AT&T will notify TWComm from time to time of any such standards it believes to be applicable. If the parties cannot agree which requirement * , AT&T may * .

D-1.1.F Dedicated Services provide any feature or service option described in the technical references identified herein, as designated by AT&T.

D-1.1.G AT&T, at its option, may designate any commercially available Network Interface device (e.g., a jack or connector) to be installed at a Served Premises, including without limitation DS-1, DS-3, STS-1, and OC-n (where n equals 1 to 48) interfaces, and any other interface described in the applicable technical references.

D-1.1.H Services which AT&T purchases from TWComm for the purpose of replacing LEC switched local transport restructure trunks are deemed to be Dedicated Services under this Agreement.


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
                                                                    APPENDIX D-1
                                                                    Page 3 of 21


D-1.2 Service Elements

D-1.2.A Available Service Elements: Dedicated Services are composed of components referred to as Service Elements. The Service Elements of Dedicated Services are as follows:

      D-1.2.A.i Channel Termination - The Service Element that provides a dedicated connection between the Network Interface at a Served Premises and the nearest TWComm Node or Optional LSO (as this term is described In Section D-1.2.C below). If the Served Premises is an AT&T Serving Office and the Channel Termination presents a Network Interface operating at a digital transmission rate of 44.736 Mbps or higher, this Service Element is referred to as a Primary Channel Termination. Otherwise, this Service Element is referred to as a Secondary Channel Termination.

      D-1.2.A.ii Internodal Connection - The Service Element that, alone or in combination with one or more other Internodal Connections, provides a dedicated connection between two Channel Terminations; or with regard to a Transport Arrangement, between a Channel Termination and a Network Interface at the Transport Premises. The interconnected Channel Terminations may be in the same Current Serving Area or in different Current Serving Areas within the Selected MSA. Internodal Connections are measured with respect to Channel Mileage as described in Appendix E-2.

      D-1.2.A.iii Multiplexing - The Service Element that provides multiplexing and/or demultiplexing as required. Multiplexing will be a required Service Element whenever TWComm provides a Dedicated Service having Network Interfaces that are not at the same bit transmission rate or analog bandwidth.

D-1.2.B Available Service Configurations: Dedicated Services are provided by assembling the applicable combination of required Service Elements as described below. In each case, Multiplexing will also be a required Service Element if the Network Interfaces of the Channel Terminations are not at the same bit transmission rate or analog bandwidth.

      D-1.2.B.i Two Primary Channel Terminations and one or more Internodal Connections, if the Service is a DS-3 Dedicated Service between two AT&T Serving Offices (for Full Service Arrangements only).

      D-1.2.B.ii Two Secondary Channel Terminations and one or more Internodal Connections, if the Service is a Full Service Arrangement (a) between two Secondary Locations, or (b) between an AT&T Serving


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
                                                                    APPENDIX D-1
                                                                    Page 4 of 21


      Office and a Secondary Location, and presents a Network Interface operating at a digital transmission rate below 44.736 Mbps at the AT&T Serving Office.

      D-1.2.B.iii One Primary Channel Termination, one Secondary Channel Termination, and one or more Internodal Connections, if the Service is a Full Service Arrangement between an AT&T Serving Office and a Secondary Location, and presents a Network Interface operating at a digital transmission rate of 44.736 Mbps or higher at the AT&T Serving Office.

      D-1.2.B.iv If the requested Service is a Transport Arrangement, one Primary Channel Termination and one or more Internodal Connections.

D-1.2.C Required Service Elements: Figures 1 through 10 depict the required Service Elements for each often basic configurations of Dedicated Services. Other configurations of Dedicated Services may also be offered by TWComm but are not illustrated here. Each required Service Element depicted in Figures 1 through 10 is designated in italic type. For purposes of this Appendix D-1, the following definitions apply:

      D-1.2.C.i a TWC Node is any location on the TWComm network that contains equipment or apparatus owned or controlled by TWComm.

      D-1 .2.C.ii a LSO Node is a TWComm Node physically or virtually collocated within a LEC LSO.

      D-1.2.C.iii an Optional LSO is the LEC LSO corresponding to an Optional Serving Area.


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
                                                                    APPENDIX D-1
                                                                    Page 5 of 21


--------------------------------------------------------------------------------
                                       KEY
                             to Figures 1 through 10
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

----------

Note 1: Channel Mileage is measured based upon the V & H coordinates of the corresponding LEC Serving Wire center as described in Appendix E-2.

Note 2: Although not depicted on the following figures, Multiplexing is a required Service Element when the network interfaces of the Channel Terminations are not the same bit transmission rate or analog bandwidth.


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

                                                                    APPENDIX D-1
                                                                    Page 6 of 21


Figure 1
--------------------------------------------------------------------------------
             Required Service Elements for Dedicated Service between
                            two AT&T Serving Offices
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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
                                                                    APPENDIX D-1
                                                                    Page 7 of 21


Figure 2
--------------------------------------------------------------------------------
           Required Service Elements for Dedicated Service between an
               AT&T Serving Office and a Type I Secondary Location
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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

                                                                    APPENDIX D-1
                                                                    Page 8 of 21


Figure 3
--------------------------------------------------------------------------------
           Required Service Elements for Dedicated Service between an
              AT&T Serving Office and a Type II Secondary Location
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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
                                                                    APPENDIX D-1
                                                                    Page 9 of 21


Figure 4
--------------------------------------------------------------------------------
            Required Service Elements for Dedicated Transport Service
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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

                                                                    APPENDIX D-1
                                                                   Page 10 of 21


Figure 5
--------------------------------------------------------------------------------
           Required Service Elements for Dedicated Service between an
                   AT&T Serving Office and a Type II Secondary
                       Location in a Foreign Exchange Area
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Note 1. Basic channel Mileage is Total Channel Mileage minus Extended Channel Mileage.

Note 2. Extended Channel Mileage is measured from the Foreign LSO to the nearest LSO Node irrespective of routing.


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
                                                                    APPENDIX D-1
                                                                   Page 11 of 21


Figure 6
--------------------------------------------------------------------------------
           Required Service Elements for Dedicated Service between
                         two Type I Secondary Locations
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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
                                                                    APPENDIX D-1
                                                                   Page 12 of 21


Figure 7
--------------------------------------------------------------------------------
            Required Service Elements for Dedicated Service between a
           Type II Secondary Location and a Type II Secondary Location
                           in a Foreign Exchange Area
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Note 1. Basic Channel Mileage is Total Channel Mileage minus Extended Channel Mileage.

Note 2. Extended Channel Mileage is measured from the Foreign LSO to the nearest LSO Node irrespective of routing.


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

                                                                    APPENDIX D-1
                                                                   Page 13 of 21


Figure 8
--------------------------------------------------------------------------------
             Required Service Elements for Dedicated Service between
                         two Type II Secondary Locations
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


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
                                                                    APPENDIX D-1
                                                                   Page 14 of 21


Figure 9
--------------------------------------------------------------------------------
             Required Service Elements for Dedicated Service between
           two Type II Secondary Location a Type II Secondary Location
                           in a Foreign Exchange Area
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Note 1. Basic Channel Mileage is Total Channel Mileage minus Extended Channel Mileage.

Note 2. Extended Channel Mileage is measured from the Foreign LSO to the nearest LSO Node irrespective of routing.


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Figure 10
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             Required Service Elements for Dedicated Service between
            two Type II Secondary Locations in Foreign Exchange Areas
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                                [GRAPHIC OMITTED]

Note 1. This service arrangement requires two separate Type II Intemodal Connections, each of which have separate Fixed and Per Mile Extended Channel Mileage. Extended Channel Mileage is measured from the Foreign LSO to the nearest LSO Node irrespective of routing.

Note 2. Basic Channel Mileage is Total Channel Mileage minus the sum of Extended Channel Mileage.


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                                                                    APPENDIX D-1
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D-1.3 DS-3 Service

D-1.3.A General Description: DS-3 Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of digital signals at 44.736 Mbps.

D-1.3.B Technical Requirements

      D-1.3.B.i General. DS-3 Service shall meet or exceed the DS-3 requirements set forth in the following technical references:

            AT&T Technical Reference TR 62415 "Access Specifications for High Capacity DS-1/DS-3 Dedicated Digital Services";

            AT&T Technical Reference TR 54014 "ACCUNET(R) T45 Service Description Interface Specification."

      D-1.3.B.ii Additional Specifications. DS-3 Service provides digital clear channels at 44.736 Mbps that are capable of synchronous transmission. The DS-3 clear channel signal shall be transmitted intact (i.e., neither the content (including overhead) nor timing of the signal shall be changed in any way that may affect a user's application).

D-1.4 DS-1 Service

D-1.4.A General Description: DS-1 Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of digital signals at 1.544 Mbps.

D-1.4.B Technical Requirements

      D-1.4.B.i General. DS-1 Service shall meet or exceed the DS-1 requirements set forth in the following technical references: AT&T Technical Reference TR 62415 "Access Specifications for High Capacity DS-1/DS-3 Dedicated Digital Services";

            AT&T Technical Reference TR 62411 "ACCUNET(R) T1.5 Service Description & Interface Specifications";

            AT&T Technical Reference TR 54016 "Requirements For Interfacing Digital Terminal Equipment Services Employing Extended Superframe."

      D-1.4.B.ii Additional Specifications.

                  D-1.4.B.ii.(a) DS-1 Service provides digital clear channels at
                  1.544 Mbps that are capable of asynchronous transmission. The DS-1 clear


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                                                                    APPENDIX D-1
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                  channel signal shall be transmitted intact (i.e., neither the content (including overhead) nor timing of the signal shall be changed in any way that affects a user's application).

                  D-1.4.B.ii.(b) DS-1 Service shall not interfere with, or be impaired by, the use of AT&T Stratum 1 traceable timing by AT&T or AT&T's customer.

                  D-1.4.B.ii.(c) DS-1 Service shall utilize Bipolar Eight Zero Substitution (B8ZS) line code unless otherwise designated by AT&T. DS-1 Service shall be provided with an unframed format or extended superframe format when specified by AT&T.

D-1.5 Fractional DS-1 Service

D-1.5.A General Description: Fractional DS-1 Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of digital signals at one of the following bit transmission rates: 128 Kbps, 256 Kbps, 384 Kbps, 512 Kbps, 640 Kbps, 768 Kbps, 896 Kbps, 1.024 Mbps, 1.152 Mbps,
1.280 Mbps, and 1.408 Mbps.

D-1.5.B Technical Requirements

      D-1.5.B.i General. Fractional DS-1 Service shall meet or exceed the DS-1 requirements set forth in the following technical references:

            AT&T Technical Reference TR 62415 "Access Specifications for High Capacity DS-1/DS-3 Dedicated Digital Services";

            AT&T Technical Reference TR 62411 "ACCUNET(R) T1.5 Service Description & Interface Specifications";

            AT&T Technical Reference TR 54016 "Requirements For Interfacing Digital Terminal Equipment Services Employing Extended Superframe."

      D-1.5.B.ii Additional Specifications

                  D-1.5.B.ii.(a) Fractional DS-1 Service provides the bit transmission rate selected by AT&T to the applicable Network Interface.

                  D-1.5.B.ii.(b) Fractional DS-1 Service shall provide digital clear channels at the selected bit transmission rate that are capable of asynchronous transmission. The Fractional DS-1 clear channel signal shall be transmitted intact (i.e., neither the content (including overhead) nor timing of the signal shall be changed in any way that affects an AT&T customer's application.


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                  D-1.5.B.ii.(c) Fractional DS-1 Service shall not interfere with, or be impaired by, the use of AT&T Stratum 1 traceable timing by AT&T or AT&T's customer).

                  D-1.5.B.ii.(d) Fractional DS-1 Service shall be provided with an unframed format when specified by AT&T.

D-1.6 DS-0 Service

D-1.6.A General Description: DS-0 Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of signals at 64 Kbps or 56 Kbps.

D-1.6.B Technical Requirements

      D-1.6.B.i General. DS-0 Service shall meet or exceed the DS-0 requirements set forth in the following AT&T technical references:

            AT&T Technical Reference TR 62310 "DS-0 Digital Local Channel Description and Interface Specification"; and

            AT&T Technical Reference TR 62421 "ACCUNET(R) Spectrum of Digital Services."

      D-1.6.B.ii Additional Specifications

                  D-1.6.B.ii.(a) DS-0 Services provide the bit transmission rate selected by AT&T to the applicable Network Interface.

                  D-1.6.B.ii.(b) Within the Secondary Location, and on the network side of the Network Interface at the Secondary Location, DS-0 Service includes an Office Channel Unit (OCU) with latching loopback capability as described in TR-62310 and ANSI T1.1O7B-1990.

                  D-1.6.B.ii.(c) DS-0 Service shall not use error correction.

D-1.7 Digital Subrate Service

D-1.7.A General Description: Digital Subrate Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of signals at 9.6 Kbps.

D-1.7.B Technical Requirements

      D-1.7.B.i General. Digital Subrate Service shall meet or exceed the DS-0 requirements set forth in the following AT&T technical references:


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                                                                    APPENDIX D-1
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            AT&T Technical Reference TR 62310 "DS-0 Digital Local Channel
            Description and Interface Specification";

            AT&T Technical Reference TR 62421 "ACCUNET(R) Spectrum of Digital Services."

      D-1.7.B.ii Additional Specifications

                  D-1.7.B.ii.(a) Within the Secondary Location, and on the network side of the Network Interface at the Secondary Location, Digital Subrate Service includes an Office Channel Unit (OCU) with latching loopback capability as described in TR-62310 and ANSI T1.107B-1990.

                  D-1.7.B.ii.(b) Digital Subrate Service shall not use error correction.

D-1.8 Voice Grade Service

D-1.8.A General Description: Voice Grade Service means a Dedicated Service that provides an analog channel for the 2-way simultaneous transmission of frequencies between 300 and 3000 Hz, together with applicable signaling states. Voice Grade Service may be, but is not limited to, data private lines, tie lines, tie trunks, foreign exchange circuits ("closed end"), and off-premises stations/extension lines. Voice Grade Service supports the transmission of 2-wire and 4-wire voice, voice-band data, alternate voice/data, telephoto, and protective relaying applications.

D-1.8.B Technical Requirements

      D-1.8.B.i General. Voice Grade Service shall meet or exceed the voice grade requirements set forth in the following technical references:

            AT&T Technical Reference PUB 43202 "AT&T Analog Voice Total & Coordinated Services";

            Bellcore Technical References TR-NPL-000335 and TR-NPL-000336;

            AT&T Technical Reference TR 62421 "ACCUNET(R) Spectrum of Digital Services."

D-l.9  2.048 Mbps Service

D-1.9.A General Description: 2.048 Mbps Service means a Dedicated Service that provides a 2-point digital channel for the 2-way simultaneous transmission of signals at 2.048 Mbps. This Service is suitable for the transmission of voice, data, or other applications consistent with International El Service standards in support of AT&T's International ACCUNET Digital 2.048 Service.


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                                                                    APPENDIX D-1
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D-1.9.B Technical Requirements

      D-1.9.B.i General. 2.048 Mbps Service shall meet or exceed the requirements set forth in the following technical references:

            AT&T Bell Laboratories letter entitled "Technical Prospectus and Service Operation Plan for IADS 2.048 Service Version 2.0" (October 29, 1993);

            AT&T Technical Reference TR 54019 "International ACCUNET(R) Digital Services Description and Network Interface Specification."

D-1.1O Self-Healing Ring Access Service

D-1.1O.A General Description: Self-Healing Ring Access Service means a Dedicated Service supporting AT&T's ACCU-Ring(sm) Access Service. Self-Healing Ring Access Service provides AT&T's customers the capability to transport telecommunications services on a high capacity self-healing access ring where such capacity is dedicated to such customer. To the extent permitted by Federal and state regulation, Self-Healing Ring Access Service may be used to transport a variety of TWComm Services, including but not limited to: other Dedicated Services and Switched Business Line Services, as well as services provided by the LEC and/or other common carriers. Self-Healing Ring Access Service is designed and offered on an individual case basis with respect to each AT&T's customer's unique service requirements.

D-1.10.B Service Elements: Notwithstanding Section D-1.2 of this Appendix D-1, Self-Healing Ring Access Service consists of three Service Elements specific to this Service:

      D-1.10.B.i Ring Capacity provides digital bandwidth capacity that is dedicated to AT&T's customer. Bandwidth capacity may range from 45 Mbps to 622 Mbps in 45 Mbps increments. Ring Capacity shall be capable of dropping Service at TWComm Nodes specified by AT&T that meet the requirements for Self-Healing Ring Access Service.

      D-1.10.B.ii A Service Channel provides a dedicated channel between two TWComm Nodes affording two-way simultaneous transmission of digital signals at 1.544 Mbps, 45 Mbps, 155 Mbps or any other technically feasible bit transmission rate specified by AT&T. AT&T may specify any technically feasible Network Interface to serve as an access from the Served Premises to the TWComm Node. The quantity of Service Channels is unrestricted so long as sufficient Ring Capacity is available to transport the requested Service Channel bandwidth. Service Channels are offered between any two TWComm Nodes so long as no single point of failure exists between such TWComm Nodes.


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       D-1.10.B.iii A Ring Access Channel provides a dedicated channel between a
       TWComm Node and the Network Interface associated with a location that is not directly served by a TWComm Node that meet the requirements for Self-Healing Ring Access Service. A Ring Access Channel provides two-way simultaneous transmission of digital signals at either 1.544 Mbps or 45 Mbps. A Ring Access Channel may be interconnected to a Service Channel for transport of such Service to a distant TWComm Node.

D-1.10.C Technical Requirements

Self-Healing Ring Access Service shall meet or exceed the requirements set forth in the then current version of AT&T Technical Reference "Self-Healing Ring Access Service Requirements Specification."


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                                                                    APPENDIX D-2
                                                                     Page 1 of 4

                SERVICE DESCRIPTION: SWITCHED ACCESS SERVICES

D-2.1 General Description

D-2.1.A Switched Access Services are Services which provide the switched connection and transport of intraLATA (which shall not include local calling service unless initiated by an end user through the use of a carrier identification code), interLATA, and international calls between an AT&T Serving Office and the point of call origination or termination.

      D-2.1.A.i Switched Access Services originate calls over either: (a) Switched Business Line Service; (b) a TWComm-branded business line; or (c) any other communications path, which has been proposed by TWComm and approved by AT&T, from the point of call origination.

      D-2.1.A.ii Switched Access Services terminate calls over either: (a) Switched Business Line Service; (b) a TWComm-branded business line; or (c) any other communications path, which has been proposed by TWComm and approved by AT&T, to the point of call termination.

D-2.1.B Switched Access Services consist of two Service Elements: Switched Access Transport and Call Delivery.

      D-2.1.B.i Switched Access Transport is the service component for the dedicated connection between the AT&T Serving Office and the TWComm class 5 switching system. There are two categories of Switched Access Transport, which are distinguished by transmission digital bit rate: DS-3 Switched Access Transport and DS-1 Switched Access Transport. Switched Access Transport shall be provided on a "virtual" basis, as described in Section D-1.1.B of Appendix D-1 of this Agreement.

      D-2.1.B.ii Call Delivery consists of two functions:-- Local Switching, which provides the switched connection between the Switched Access Transport component and the Switched Business Line Service or other AT&T-approved communications path to the point of call origination or termination; and Common Line, which provides transport over such Switched Business Line Service or other such communications path.

D-2.1.C Switched Access Services are available to AT&T for non-coin calls originating at public stations; however, Switched Access Services are not available to AT&T for coin calls originating from public stations unless TWComm and AT&T have a separate revenue agreement expressly authorizing TWComm to route such calls to AT&T.


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                                                                    APPENDIX D-2
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D-2.1.D If TWComm elects to offer any TWComm-branded service that is similar to
Switched Business Line Service, TWComm shall make Switched Access Services available to AT&T for calls originating or terminating over such Similar
Service. TWComm shall afford each customer of such Similar Service the right to select AT&T as its preferred carrier for each interLATA call, either through presubscription or by dialing a 1OXXX carrier identification code to the extent required in accordance with procedures applicable to interexchange carriers generally, based on then current applicable laws and regulations. Upon AT&T's request, on behalf of a customer that it has solicited and obtained authority to represent in accordance with procedures applicable to interexchange carriers generally, based on then current applicable laws and regulations, TWComm will
* for intraLATA toll calls outside the Local Calling Areas established in Appendix D-4 of this Agreement.

D-2.2 Technical Requirements for Switched Access Service

The technical requirements for Switched Access Service are those requirements set forth in the applicable sections of the then current AT&T Technical Reference draft titled, "Technical Reference - Switched Access Service and IntraLATA Toll Service Provided by Competitive Access Providers." From the date that the final version of this document is published by AT&T, the then current version of such published Technical Reference shall set forth the technical requirements of Switched Access Services.

D-2.3 Call Delivery Features

TWComm will make available to AT&T all of the following Call Delivery features in each Selected MSA where TWComm offers Switched Services. TWComm will provide to AT&T any such feature or set of features designated by AT&T by written instruction.

D-2.3.A Automatic Number Identification (ANI)/Charge Number Parameter. The ANI feature is a switching machine software function that is associated on a call-by-call basis with an individual transmission path in a trunk group routed directly between the TWComm Switching Node and the AT&T Serving Office. This feature provides the automatic transmission of information indicators to identify the calling party's class of service for billing, routing, and special handling purposes.

Switched Access Services will transmit the 10 digit telephone number to identify the calling station on all calls except for operator services calls which require 7 digit ANI. Switched Access Services will forward to AT&T only valid billable numbers which correctly identify the customer originating the call.


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                                                                    APPENDIX D-2
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D-2.3.B Calling Party Number (CPN) Parameter. The CPN feature provides for the automatic transmission of the 10 digit directory number associated with a calling station to the AT&T Serving Office for calls originating in the MSA. The 10 digit telephone number consists of the NPA plus the 7 digit telephone number.

When requested by AT&T, Switched Access Services will deliver the CPN to an AT&T customer. Unless otherwise directed by AT&T, Switched Access Services will send the Charge Number (CN) when CPN is not available. The CPN will be coded as presented, or restricted via a "privacy indicator" for delivery to the called party.

D-2.3.C Cut-Through. The Cut-Through feature allows AT&T's customers to reach the switch designated by AT&T, by dialing any AT&T carrier identification code and the # digit (pound sign). Cut-Through provides for connection of the call to the AT&T Serving Office indicated by the AT&T carrier identification code-upon receipt of the # digit (pound sign) which indicates end of dialing.

D-2.3.D Flexible Automatic Number Identification (Flex ANI). The Flex ANI feature provides additional capabilities beyond those available with the ANI feature described above. TWComm will offer to AT&T all present Originating Line Indicator (OLI) codes and all new OLI codes as soon as they are assigned in each TWComm switch. Switched Access Services will meet all requirements for Flex ANI that are contained in the Bellcore reference "Local Switching System General Requirements," LSSGR FSD 20-20-0100.

D-2.3.E Carrier Selection Parameter (CSP). The CSP features provides for the automatic transmission of a signaling indicator which signifies to AT&T whether or not the call being processed originated from a presubscribed line. If the line was presubscribed, the indicator shall signify whether or not AT&T's customer dialed 10XXX.

D-2.3.F Recorded Announcements. The Recorded Announcements feature allows AT&T to specify the content and quality of recorded announcements, which Switched Access Services will make available as promptly as possible, but not later than within 2 hours of AT&T's request.

D-2.3.G Customer Specified Entry Switch Receive Level. The Customer Specified Entry Switch Receive Level feature allows AT&T to specify the receive transmission level at the first point of switching. The range of transmission levels which may be specified is described in the Bellcore technical reference TR-NWT-000334.


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                                                                    APPENDIX D-2
                                                                     Page 4 of 4


D-2.3.H Split Unblocking. The Split Unblocking feature prevents specified 1OXXX+1+ and 1OXXX+011+ calls from being completed. These blocked calls will be routed to an announcement as designated by AT&T.

D-2.3.I Originating Line Screening (OLS). The OLS feature enables calling party billing restrictions, or other information as designated by AT&T, to be forwarded to AT&T using the "MFJ Expanded Address Signaling" set forth in the AT&T technical reference PUB 60120 "TSPS Incoming Interface Technical Specification For Routing Via An Intermediate Switching Point Or Direct From A Local Office" (November 1985).

D-2.3.J Billed Number Screening (BNS). The BNS feature provides the capability to prohibit collect and/or third number billed calls from being charged to BNS-equipped numbers. TWComm shall ensure that the BNS-equipped numbers have been entered in the Line Information Data Base (LIDB). BNS numbers will include all public telephone numbers and other numbers as designated by AT&T.

D-2.4 Measurement of Call Duration

D-2.4.A Switched Access Services will measure the duration of Call Delivery minutes of use in 100th of a minute increments.

D-2.4.B All Call Delivery minutes of use, or fractions thereof, shall be accumulated over the billing period for each Selected MSA, and shall then be rounded to the nearest whole minute.

D-2.4.C Call duration for originating calls shall begin when (a) the SS7 Initial Address Message is sent from TWComm's Signaling Switching Point (SSP) to AT&T's Service Transfer Point (STP); or (b) for wink-back supervision, when the TWComm switch receives the first wink supervisor signal forwarded from the AT&T Serving Office. Call duration for originating calls shall end when (a) the originating TWComm switch receives an SS7 Release Message indicating either the originating or terminating end-user has disconnected; or (b) when a disconnect signal is received from the AT&T Serving Office.

D-2.4.D Call duration for terminating calls shall begin when the terminating recording switch receives answer supervision from the terminating end-user. The TWComm switch shall receive answer supervision and send the indication to AT&T in the form of an answer message. Call duration for terminating calls shall end when the TWComm switch receives a release from AT&T, or sends a release message to AT&T, whichever occurs first.


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                                                                    APPENDIX D-3
                                                                     Page 1 of 8


              SERVICE DESCRIPTION: SWITCHED BUSINESS LINE SERVICES

D-3.1 General Description

D-3.1.A Switched Business Line ("SBL") Services consist of two Service Elements:
(1) a 2-point digital or analog channel connecting any business location within an Expected Serving Area to a TWComm class 5 switching system which provides dial tone over that channel, together with screening and routing functions for call origination ("Subscriber Line"); and (2) call and call-management characteristics ("SBL Features"). At TWComm's election (subject, however, to Section E-1.6.A), Subscriber Lines may be offered to all locations or specified locations within Optional Serving Areas.

D-3.1.B Subscriber Lines are distinguished by Service Product. Each Service Product is characterized by: (1) digital bit transmission rate or analog bandwidth; and (2) signaling characteristics. These transmission and signaling characteristics are measured at the Network Interface. The Subscriber Line Service Products consist of: Analog Business Exchange Line; Digital Business Exchange Line; Analog Business Exchange Trunk; and Digital Business Exchange Trunk. A description of each Service Product is provided in Section D-3.3 of this Appendix D-3.

D-3.1.C TWComm will assign each Subscriber Line a unique telephone number which adheres to the North American Numbering Plan (which may be a number retained by the end user customer under number portability requirements).

D-3.1.D Except as AT&T may otherwise designate, SBL Services will provide for the origination of any type of switched call.

D-3.1.E Except as AT&T may otherwise designate, SBL Services will provide for the termination of any type of switched call directed to an assigned telephone number.

D-3.1.F SBL Services provide for the presubscription of the Service to the subscriber's preferred interexchange carrier.

D-3.1.G SBL Services provide the standard listings designated by AT&T in the LEC local white pages directory. TWComm will also permit unlisted and unpublished listings as designated by AT&T.


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                                                                    APPENDIX D-3
                                                                     Page 2 of 8

D-3.1.H Switched Business Line Service is offered in either a Full Service Arrangement or a Transport Arrangement, as these terms are defined in Section 7 of this Agreement.

D-3.1.I Except as otherwise provided within this Section D-3.1.I, AT&T may designate the location of the Network Interface for Subscriber Lines within each Served Premises.

      D-3.1.I.i With regard to Full Service Arrangements, if the LEC's then current practice is to terminate service to a minimum point of penetration defined for that Exchange Area, then TWComm may elect to terminate the Service at the minimum point of penetration defined for that Exchange Area.

      D-3.1.I.ii With regard to Transport Arrangements, if the location of the Network Interface within a Transport Premises designated by AT&T is not reasonably feasible, AT&T and TWComm will mutually agree to an alternative location for the Network Interface.

D-3.2 Call Screening and Routing

D-3.2.A SBL Services will route all calls as designated by AT&T. AT&T may provide different routing requirements on the basis of line class code, call type, or destination.

D-3.2.B SBL Services must provide the capability to originate and terminate Local Calls. The completion or delivery of such calls is accomplished through Local Calling Services or Switched Access Services and is not part of SBL Services.

D-3.2.C SEL Services must provide the capability to originate and terminate intraLATA calls that are not Local Calls. The completion or delivery of such calls is accomplished through Switched Access Services and is not part of SBL Services.

D-3.2.D SBL Services must provide the capability to originate and terminate interLATA and international calls. The completion or delivery of such calls is accomplished through Switched Access Services and is not part of SBL Services.

D-3 Service Product Characteristics

D-3.3.A Analog Business Exchange Line

An Analog Business Exchange Line provides either a 2-wire or 4-wire analog channel, as designated by AT&T, for the simultaneous two-way


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                                                                    APPENDIX D-3
                                                                     Page 3 of 8


transmission of frequencies between 200 and 3400 Hz. An Analog Business Exchange Line provides a Network Interface that is intended for use with station-type customer-premises equipment (e.g., a telephone set) having an analog interface to the telephone network. The Analog Business Exchange Line Network Interface is further documented in the Code of Federal Regulations (Title 47, Part 68-- Connection of Terminal Equipment to the Telephone Network). AT&T may designate the signaling protocol that is applicable to each line.

D-3.3.B Digital Business Exchange Line

A Digital Business Exchange Line provides a digital channel for the simultaneous two-way transmission of signals at 2.4, 4.8, 9.6, 19.2, 56, 64 or 160 Kbps, as designated by AT&T. A Digital Business Exchange Line provides a Network Interface that is intended for use with station-type customer-premises equipment having a digital interface to the telephone network. The Digital Business Exchange Line Network Interface is further documented in the Code of Federal Regulations (Title 47, Part 68 -- Connection of Terminal Equipment to the Telephone Network). AT&T may designate the signaling protocol that is applicable to each line.

D-3.3.C Analog Business Exchange Trunk

An Analog Business Exchange Trunk provides either a 2-wire or 4-wire analog channel, as designated by AT&T, for the simultaneous two-way transmission of frequencies between 200 and 3400 Hz. An Analog Business Exchange Trunk provides a Network Interface that is intended for use with trunk-type customer-premises equipment (e.g., a private branch exchange) having an analog interface to the telephone network. The Analog Business Exchange Trunk Network Interface is further documented in the Code of Federal Regulations (Title 47, Part 68
-- Connection of Terminal Equipment to the Telephone Network). Analog Business Exchange Trunk Service permits AT&T to designate the signaling protocol that is applicable to each trunk and to designate whether the call-setup privilege is in-only, out-only, or two-way.

D-3.3.D Digital Business Exchange Trunk

A Digital Business Exchange Trunk provides a digital channel for the two-way simultaneous transmission of signals at 56 Kbps, or 64 Kbps, as designated by AT&T. A Digital Business Exchange Trunk shall provide such channels using either a DS-0 or DS-1 Network Interface, as designated by AT&T. A Digital Business Exchange Trunk provides a Network Interface that is intended for use with trunk-type customer-premises equipment (e.g., a private branch exchange) having a digital


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interface to the telephone network. The Digital Business Exchange Trunk Network
Interface is further documented in the Code of Federal Regulations (Title 47, Part 68 -- Connection of Terminal Equipment to the Telephone Network). Digital Business Exchange Trunk Service permits AT&T to designate the signaling protocol that is applicable to each trunk and to designate whether the call-setup privilege is in-only, out-only, or two-way.

D-3.4 Technical Specifications

D-3.4.A Each SBL Service Product will meet or exceed the requirements set forth in the applicable section of the then current AT&T Technical Reference draft titled, "Technical Reference - Switched Access Service and IntraLATA Toll Service Provided by Competitive Access Providers". From the date that the final version of this document is published by AT&T, the then current version of such published Technical Reference shall set forth the technical requirements of each SBL Service Product.

D-3.5 Bundling of Features

D-3.5.A TWComm may make available SBL Features on a bundled or an unbundled basis in its sole discretion. However, in each Selected MSA that * , TWComm will * . If TWComm offers a SBL Feature on an unbundled basis in * , then TWComm will * to the extent that TWComm is offering SBL Services.

D-3.6 Custom Calling Features

D-3.6.A Subject to Section D-3.5.A above, TWComm shall make available the following SBL Custom Calling Features with each SBL Service Product. Custom Calling Features means:

      D-3.6.A.i Abbreviated Access. Abbreviated Access allows a customer to place a call to a predetermined telephone number by dialing an abbreviated code. Two arrangements are available: Abbreviated Access, one-digit, or Abbreviated Access, two-digit. The customer has access to its Abbreviated Access provider's speed call list through their SBL Services connection to the TWComm switch and software which controls the shared speed call list.


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      D-3.6.A.ii Programmable Forwarding. Programmable Forwarding allows a customer to have incoming calls forwarded to another number when the called number is busy. The customer can activate and deactivate the forwarding feature by dialing a code and can establish or change the number to which calls will be forwarded.

      D-3.6.A.iii Expanded Forwarding. Expanded Forwarding allows a customer to have incoming calls forwarded to a predetermined number in a different central office switch (TWComm or LEC) if the called number is busy or if the customer does not answer after a preset number of ringing cycles.

      D-3.6.A.iv External Forwarding. External Forwarding allows a customer to have incoming calls forwarded to another predetermined number outside the customer's system but within the same central office switch if the called number is busy, or to any number within the same central office switch if the called number does not answer.

      D-3.6.A.v Call Forwarding - Variable. Call Forwarding - Variable enables the customer to forward incoming calls to another number by dialing a code, plus the number to receive the call. An option is also available that allows a customer to activate the feature without completing a call to the forward-to number.

      D-3.6.A.vi Multiline Hunting - Regular Hunt Service. The hunt for an idle access line starts with the called SBL Service in a prearranged hunt group and ends with the last access line in the hunt group, completing the call to the first idle access line encountered. Unless the first access line in the hunt group is called, only the succeeding line(s) in the hunt group is hunted.

      D-3.6.A.vii Multiline Hunting - Circle Hunt Service. Multiline Hunting - Circle Hunt Service permits a complete hunt over all the access lines in a prearranged hunt group. If no idle access line is encountered the hunting will continue until it reaches the access line that was originally called.

      D-3.6.A.viii Multiline Hunting - Preferential Hunt Service. Individual access lines in a hunt group may have an associated preferential hunt list. This hunt list specifies a hunting sequence over a predetermined subset or preferential arrangement of up to 18 access lines before proceeding to hunt through the remainder of the hunt group.


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      D-3.6.A.ix Multiline Hunting - Overflow. Multiline Hunting - Overflow
      permits a call destined for a particular hunt group to be routed to another telephone number within the same switching machine, but outside the hunt group.

      D-3.6.A.x Call Transfer. Call Transfer enables a customer to transfer an incoming call to a third party or add a third party to an existing call, forming a three party connection, and then to leave the connection without disconnecting the call.

      D-3.6.A.xi Call Waiting. With Call Waiting, a short spurt of tone signals that a call is waiting when a customer is talking on the telephone. The tone is heard only by the Call Waiting customer, while the incoming caller hears a regular ringing signal. Flashing the switchhook holds the first call while the second is answered. The customer can alternate between calls by flashing the switchhook.

      D-3.6.A.xii Dial Call Waiting. Dial Call Waiting allows a customer to direct a Call Waiting tone or a Distinctive Alert signal to a line equipped with Distinctive Alert. This feature is activated by dialing a preset access code and the telephone number of the line to which the signal is directed.

      D-3.6.A.xiii Directed Call Pick Up. Directed Call Pick Up allows a customer to answer a call during the ringing cycle that is directed to another line by dialing a preset access code and the telephone number of the line to be answered. Both the originating line and the line to be answered must be equipped with this SBL Feature.

      D-3.6.A.xiv Directed Call Pick Up With Barge-In. Directed Call Pick Up With Barge-In allows a customer to answer a call directed to another line which has been answered or is ringing by dialing a preset access code and the telephone number of the line to be answered. Both the originating line and the line to be answered must be equipped with this feature.

      D-3.6.A.xv Distinctive Alert. Distinctive Alert allows a customer to receive an audible Call Waiting tone or Distinctive Ringing signal from a line equipped with Dial Call Waiting. If the called line is idle, a Distinctive Ringing signal will be heard. If the called line is busy, the called line receives a Call Waiting tone.

      D-3.6.A.xvi Hot Line. Hot Line allows a customer to establish a switched connection to a predetermined number when the


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      customer's telephone goes off-hook. No dialing is required and the call is processed automatically to the predetermined telephone number.

      D-3.6.A.xvii Speed Calling. Speed Calling enables the customer to call a preselected group of telephone numbers by dialing 1 or 2 digits rather than the actual number. Speed Calling is available with an 8 or 30 telephone number capacity.

      D-3.6.A.xviii Three-Way Calling. Three-Way Calling enables a customer to add a third party on an established local or long distance connection without operator assistance. The third customer may be called by the customer initiating the Three-Way Calling on either a local or interexchange basis.

D-3.7 CLASS Features

D-3.7.A Subject to Section D-3.5.A above, TWComm shall make available the following SBL CLASS Features with each SBL Service Product. CLASS Features means:

      D-3.7.A.i Call Rejection. Call Rejection enables a customer to reject call attempts from up to 15 numbers by dialing a code and the telephone numbers of calls to be rejected. Any call attempts to the customer from these numbers will be prevented from terminating to the customer and will instead be connected to an announcement informing the caller that the call is not presently being accepted by the called party. A customer may also reject future calls from the directory number of the most recent call received by dialing a code after completing the call.

      D-3.7.A.ii Caller ID. Caller ID allows a customer with a display device to receive a visual-display of the directory-number of an incoming call.

      D-3.7.A.iii Continuous Redial. Continuous Redial allows a customer to dial a code that causes an automatic redial of the last number the customer dialed. If the called number is busy, this SBL Feature will redial the called number for a limited period of time. A tone alerts the customer when the called number becomes available.

      D-3.7.A.iv Last Call Return. Last Call Return allows a customer to dial a code that causes an automatic redial of the number of the last incoming call to that line, whether the call was answered or not.


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      The customer does not have to know the number of the calling party. If the calling party's number is blocked by the calling party, this SBL Feature will not return the call. If the called number is busy, this SBL Feature will redial the called number for a limited period of time. A tone alerts the customer when the called line is available.

      D-3.7.A.v Priority Call. Priority Call allows a customer to assign a maximum of 15 telephone numbers to a special list. The customer will hear a distinctive ring when calls are received from telephone numbers on that list.

      D-3.7.A.vi Selective Call Forwarding. Selective Call Forwarding allows a customer to specify a special list of a maximum of 15 telephone numbers. Incoming calls placed to the customer from telephone numbers on that list will automatically be forwarded to a predefined telephone number. All other calls will be handled normally.


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                   SERVICE DESCRIPTION: LOCAL CALLING SERVICE

D-4.1 General Description

D-4.1.A Local Calling Service provides the origination and termination of Local Calls on Switched Business Line Services. Local Calls are defined as (1) all intraexchange calls (i.e., calls that originate and terminate within the same Exchange Area), and (2) all interexchange intraLATA calls that originate and terminate within Local Calling Areas established pursuant to Section D-4.1.B below, irrespective of whether such calls are considered local calls or local exchange services under applicable statutes, regulations, and any other authorities.

D-4.1.B The Local Calling Areas comprising each Selected MSA shall be established from time to time as follows:

      D-4.1.B.i AT&T may designate the Local Calling Areas to be the then current LEC local calling areas within such Selected MSA;

      D-4.1.B.ii AT&T may designate the Local Calling Areas to be the then current local calling areas associated with TWComm-branded business line service within such Selected MSA (a different Base Price may be applicable to Subscriber Lines under this option as described in Appendix E-4); or

      D-4.1.B.iii AT&T and TWC may mutually agree to those Exchange Areas comprising a Local Calling Area (including without limitation expanded area service).

D-4.1.C The initial Local Calling Areas within each Selected MSA shall be set forth in the applicable MSA Schedule.

D-4.1.D Within each Exchange Area that TWComm is then offering Local Calling Services, TWComm will provide Local Calling Service to AT&T or, at AT&T's direction if AT&T has been unable to obtain authorization to offer Local Service, directly to AT&T's business line customer.

      D-4.1.D.i If AT&T elects to have Local Calling Service provided to its customer, the completion of Local Calls shall be a separate service that TWComm will provide directly to AT&T's customer. The price of a Local Call provided directly to AT&T's customer is * is defined in Appendix E-1). AT&T may designate that the billing and


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      collection for such calls shall be done by TWComm directly with AT&T's customer, or by AT&T through a separate billing and collection agreement between AT&T and TWComm to be negotiated in good faith between AT&T and TWComm (if such agreement is not executed by the parties, TWComm will bill and collect directly from its Local Calling Service customers).

      D-4.1.D.ii If AT&T elects to have Local Calling Service provided to AT&T, then TWComm will provide usage data to AT&T for end user billing as reasonably required by AT&T * . The reasonableness of AT&T's requirement for such data shall be determined with respect to the data generally required by the industry to bill for local calls.

D-4.2 Technical Specifications

D-4.2.A Local Calling Service will meet or exceed the requirements set forth in the sections that are applicable to intraLATA toll service of the then current AT&T Technical Reference draft titled, "Technical Reference - Switched Access Service and IntraLATA Toll Service Provided by Competitive Access Providers". From the date that the final version of this document is published by AT&T, the then current version of such published Technical Reference shall set forth the technical requirements of Local Calling Service. If this AT&T Technical Reference is later modified to provide specifications generally applicable to similarly situated providers expressly for Local Calling Service, the Local Calling Service specifications shall apply in lieu of the specifications for intraLATA toll service.

D-4.3 Measurement of Call Duration

D-4.3.A In those Exchange Areas where TWComm is permitted to charge for Local Calling on a per-minute basis (as described in Appendix E-5) the duration of each call shall be measured as follows:

      D-4.3.A.i Local Calling Service will measure the duration of Local Call minutes of use in the same increment (e.g., 6 second increment) in each Selected MSA as the LEC which measures Local Calls in the smallest increment in any Selected MSA.

      D-4.3.A.ii All Local Calling Service call minutes, or fractions thereof, for each AT&T customer within each Selected MSA will be accumulated and rounded in the same increments (e.g., rounding each call to the nearest whole minute versus the rounding the aggregate minutes of use of all calls


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                                                                    APPENDIX D-4
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      for the billing period to nearest 1/10th minute) in all Selected MSAs based upon the LEC in any Selected MSA which accumulates and rounds calls in the most favorable manner, as designated by AT&T with at least 30 days' advance notice.

      D-4.3.A.iii Call duration for Local Calling Service begins when answer supervision is received by the TWComm switch.

      D-4.3.A.iv Call duration for Local Calling Service ends when either service point disconnects, thereby releasing the network connection.


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                                                                    APPENDIX E-1
                                                                    Page 1 of 11


                           GENERAL PRICING PRINCIPLES

E-1.1  Introduction

E-1.1.A This Appendix sets forth: (a) fundamental pricing principles applicable to all Services; (b) the basic operations to be used by the parties to determine the net prices to AT&T ("Prices"); (c) certain conditions under which Prices are adjusted; (d) the time period within which TWComm will effect rate changes; and
(e) the criteria to be used to determine application of taxes.

E-1.1.B Appendixes E-2 through E-6 supplement this Appendix E-1 and set forth detailed pricing principles and methods to determine the Price for each respective Service offered by TWComm. Any limitations on price reductions set forth in Appendixes E-2 through E-6 will not apply to price reductions made pursuant to this Appendix E-1.

E-1.1.C In any instance where the application of any two pricing principles within Appendix E-1 through E-6 are mutually exclusive, the procedure which is analogous to the procedure used by the LEC to determine its rates, if any, shall apply. In any instance where the sequence of any two pricing principles within Appendix E-1 through E-6 is not specified, the sequence which is analogous to the procedure used by the LEC to determine its rates, if any, shall apply. If there is no analogous LEC procedure to guide the parties, AT&T and TWC shall mutually agree to the application of the pricing principles.

E-1.2 Fundamental Pricing Principles

E-1.2.A The pricing principles set forth in Appendixes E-1 through E-6 will apply throughout the term of this Agreement, irrespective of the quantity of AT&T's purchases under this Agreement.

E-1.2.8 Except as expressly provided for otherwise within this Agreement, regardless of any pricing assumptions used to determine the Prices, no term requirements, revenue requirements, revenue commitments or spending levels shall be conditions of TWComm's offering the Prices for the Services.

E-1.2.C With regard to all Services that have a monthly recurring charge, the minimum term of service is 30 days. *

E-1.2.D Except as modified by other pricing operations described in Section E1.3, TWComms prices to AT&T are *. The price that is

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                                                                    APPENDIX E-1
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equal to the price * (as defined in Section E-1.4) * based upon the principles set forth herein is referred to as the Base Price.

E-1.2.E For interstate Services offered by TWComm, Prices are determined using *. For intrastate Services offered by TWComm, Prices are determined using *.

E-1.2.F If in any Exchange Area the *, the Price for the applicable Service shall be determined with respect to the * a Similar Service anywhere in the Selected MSA. If a Similar Service is not * the Price of such Service is determined by *.

E-1.2.G To ensure sufficient network capacity for AT&T's current and forecasted service requirements between an AT&T Serving Office and one or more Exchange Areas, AT&T expects to place advance orders for DS-3 facilities connecting a TWComm Node to the point of interface in the AT&T Serving Office ("Entrance Facilities"). The purpose of AT&T's orders for Entrance Facilities is to enable TWComm to install such transmission facilities prior to receipt of firm orders for Services utilizing those facilities. Each order for Entrance Facilities will specify the increased or decreased network capacity from current service volume, in DS-3 increments, required between the AT&T Serving Office and each Exchange Area or group of Exchange Areas. Entrance Facilities are used exclusively as a vehicle for advance provisioning of network capacity and will not be considered a TWComm Service. TWComm agrees that such orders and any Entrance Facilities furnished by it are at no charge except the charges for any Services that may ultimately be provided over them.

E-1.3 Basic Pricing Operations

E-1.3.A The pricing principles set forth in Appendixes E-2 through E-6 utilize three basic pricing operations necessary to determine the Price for each Service. The three basic pricing operations are performed in the sequence that follows:

      E-1.3.A.i Determine the Base Price: Except where expressly stated otherwise, the Base Price for each Service is * (as defined in Section E-1.4 of this Appendix E-1) *, and is based upon the principles set forth in Appendixes E-2 through E-5. Additionally, Section E-1.4 sets forth principles that provide a Maximum Base Price ("MBP") for each respective Service which shall not be exceeded

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                                                               APPENDIX E-1 Page
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      * that otherwise would be used to determine the Base Price.

      E-1.3.A.ii Determine the Applicable Discount Percentage ("Discount"): A Discount is applied to the Base Price of * as applicable that is eligible for a Discount. All Services are eligible for a Discount except certain * which TWComm provides using Type II provisioning and certain Self-Healing Ring Access Services, as further described in Appendix E-2; and certain Subscriber Lines described in Appendix E-4. As further described in Appendixes E-2 through E-6, some Discounts vary dependent upon * some Discounts vary dependent upon *; and certain Discounts are definitive and * for any reason.

      E-1.3.A.iii Apply any Required Price Adjustments: Once the Base Price and any applicable Discount has been determined, prices are adjusted to conform to the principles set forth in Section E-1.5 of this Appendix E-1.

E-1.3.B The specific procedure used to implement these three basic pricing operations shall be adopted by mutual agreement of TWComm and AT&T consistent with Section E-1.1.C. If either AT&T or TWComm believes the procedure used to determine any Price is inconsistent with the pricing principles of this Agreement, then it may invoke the alternative dispute resolution process described in Appendix L of this Agreement to determine whether such procedure is inconsistent with the pricing principles.

E-1.4 Maximum Base Prices

E-1.4.A Maximum Base Prices ("MBPs") are based upon the principle that as Base Prices for a Service Category increase across Selected MSAs, there is a corresponding increase in MBPs; and that as Base Prices for a Service Category decrease across Selected MSAs there is a corresponding decrease in MBPs. Accordingly, the MBP for each Service shall be determined with respect to the then current Base Price for each Service Category in each Selected MSA (pursuant to the applicable pricing principles used to determine the Base Price) ("Base Price Set").

      E-i.4.A.i Notwithstanding the foregoing, the MBP for Call Delivery is a
      * pursuant to Section E-3.5.C of Appendix E-3, and no MBP is applicable to *.

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E-1.4.B The MBP for Transport Arrangements shall be determined independently from the MBP for Full Service Arrangements.

E-1.4.C The determination of MBPs shall vary by time period as follows:

      E-1.4.A.i From the Effective Date of this Agreement to the first anniversary of the Effective Date of this Agreement, the MBP shall be determined pursuant to the following formula:

MBP = *

      E-1.4.A.ii From the first anniversary of the Effective Date of this Agreement to the term of this Agreement the MBP shall be determined pursuant through the following formula:

MBP = *

E-1.5 Similar Services

E-1.5.A For purposes of Appendixes E-1 through E-6 of this Agreement the term "Similar Service" means the following:

      E-1.5.A.i With regard to Dedicated Services, any service that provides a dedicated connection between two locations utilizing materially the same Network Interfaces;

      E-1.5.A.ii With regard to Switched Access Transport, any service that provides a dedicated connection for the transport of switched minutes of use between an interexchange common carrier's serving office and an access supplier's switching system utilizing materially the same Network Interfaces;

      E-1.5.A.iii With regard to Switched Access Call Delivery, any service that provides routing of calls between a telephone station and a Similar Service to Switched Access Transport;

      E-1.5.A.iv With regard to Subscriber Lines, any channel providing dial tone service for business customers that provides a connection for the origination or termination of calls utilizing materially the same Network Interface;

----------
*

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      E-1.5.A.v With regard to SBL Features, any feature offered with a Similar
      Service to Subscriber Lines for business customers that provides materially the same functionality as a SBL Feature ("Similar Feature"); and

      E-1.5.A.vi With regard to Local Calling Service, any switched message telecommunications service for business customers which provides for the completion of calls originating and terminating within or between comparable local calling areas.

E-1.5.B Notwithstanding Section E-1.5.A, a service offering will not be deemed a Similar Service under the following circumstances:

      E-1.5.B.i The service offering is only available as part of a bundled arrangement (e.g., private line transport for emergency 911 services);

      E-1.5.B.ii The service is only available on an individual case basis within the Selected MSA; or

      E-1.5.B.iii The service is a service or a feature that is only available for, or bundled with, Centrex service.

E-1.6 Price Adjustment Principles

E-1.6.A TWComm will offer AT&T * pricing as follows:

      E-1.6.A.i Subject to Sections E-6.A.ii, E-1.6.A.iii and E-1.6.A.iv, if during the term of this Agreement, (1) TWComm makes * in an Exchange
      Area or other applicable geographic area, or (2) a "TW System" (as defined below) makes a * in a Serving Area or other applicable geographic area in which TWComm is then offering Services and TWComm has all necessary licenses, certificates and authorizations necessary to fulfill its obligations under this Section; in either such case under *

            E-1.6.A.i.(a) A "TW System" shall mean any cable television system controlled by a controlling affiliate of TWComm that is not then generally offering a Similar Service. (U S WEST is not a controlling affiliate of TWComm for purposes of this subsection.)

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                                                                    APPENDIX E-1
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       E-1.6.A.ii If during the term of this Agreement, TWComm *, then TWComm will **, provided that TWComm shall not be obligated hereunder to provide *

       E-1.6.A.iii The "applicable geographic area" referred to in this Section E-1.6 shall encompass only areas where TWComm (or, in the case of Section D-1.6.A.i (2), a TW System) is in fact offering to provide Similar Services within the United States regardless of whether such area is then covered by a MSA Schedule.

       E-1.6.A.iv Notwithstanding the foregoing, TWComm shall not be obligated to * under the following circumstances:

                  E-1.6.A.iv.(a) If the other customer is not an end user or a common carrier engaged in service competition with AT&T in the applicable Serving Area or other geographic area;

                  E-1.6.A.iv.(b) If the other customer is affiliated with TWComm and is purchasing the Similar Services solely for its use as an end user and not for resale in whole or in part;

                  E-1.6.A.iv.(c) If TWComm or its affiliates are receiving all or part of their consideration for such Similar Services through participation in the revenues or profits of such other customer;

                  E-1.6.A.iv.(d) If the Similar Services are provided between and among TWComm and/or TW System;

                  E-1.6.A.iv.(e) If the Similar Service is offered to a state or local government entity or regulatory authority as consideration for

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                                                                    APPENDIX E-1
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                  obtaining any franchise, right of way, or other official
                  authorization or concession;

                  E-1.6.A.iv.(f) If an agreement for Similar Service was entered into by the Local Entity prior to the Effective Date of this Agreement, or prior to TWComm's ownership and control of the Local Entity entering into the Similar Service arrangement (this exemption shall not apply to any renewals or extensions of such arrangement by the Local Entity unless such renewal or extension was required by law or contract);

                  E-1.6.A.iv.(g) If following a 60 day cure period, AT&T is in material breach of the respective MSA Schedule (if applicable) or of this Agreement;

                  E-1.6.A.iv.(h).1 With regard to Similar Services within a Selected MSA, if after 60 days following notice from TWComm to AT&T, AT&T's Current Purchase Volumes in such MSA have not increased to be equal to or greater than the Level 1 Dedicated MSA Volume Target (D-MVT 1) for the applicable MSA; or

                  E-1.6.A.iv.(h).2 With regard to Similar Services outside any Selected MSA, if after 60 days following notice from TWComm to AT&T, AT&T's Current Purchase Volumes for all Selected MSAs have not increased to be equal to or greater than the Level 1 Dedicated National Volume Target (D-NVT 1).

E-1.6.B If a Similarly Situated CAP which offers services within a Selected MSA offers a Similar Service within a Current Serving Area at a *, then TWComm * offered by such Similarly Situated CAP in such Current Serving Area. For purposes of this Agreement any Company that meets each of the following conditions shall be deemed to be a Similarly Situated CAP:

      E-1.6.B.i The company is not the dominant telecommunications carrier in that Selected MSA and is not affiliated with AT&T, and such company offers a set of wireline business telecommunications services similar to those offered by TWComm in that Selected MSA (i.e., such company must offer comparable Service Products in the Selected MSA);

      E-1.6.B.ii The company has deployed a network covering at least the same approximate number of business customers as TWComm in that Selected MSA, regardless of the customers' location; and

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                                                                    APPENDIX E-1
                                                                    Page 8 of 11


      E-1.6.B.iii The company has deployed a network having a self-healing loop ring architecture which may be composed of either synchronous or non-synchronous facilities.

E-1.6.C With respect to the Services, TWComm * in Current Serving Areas. TWComm's promotional offering may contain volume, term, and length of promotional pricing conditions *. However, any credit, waiver of charges or other rate reduction that is made generally available (i.e., is available without distinction to both existing and prospective * for an unspecified period of time will be deemed a *

E-1.6.D TWComm may * for certain Embedded Services (as defined in Section 11 of the Agreement) pursuant to Addendum 1 of this Agreement.

E-i.6.E TWComm's NRCs for Dedicated Services, Switched Access Transport and Business Line Services shall be adjusted as follows:

      E-1.6.E.i NRCs *

      E-1.6.E.ii NRCs * under Section 12.B of this Agreement, or under a tariff supporting another agreement to the applicable tariffs, if any, supporting this Agreement.

      E-1.6.E.iii NRCs *

      E-1.6.E.iv NRCs * Service from a Transport
      Arrangement to a Full Service Arrangement.

      E-1.6.E.v NRCs * Service from a TWComm branded service to an AT&T-designated branded service.

      E-1.6.E.vi NRCs * activity on an existing Service that is initiated at the request of TWComm.

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                                                                    APPENDIX E-1
                                                                    Page 9 of 11


      E-1.6.E.vii NRCs associated with an "inside move" are no greater than one-half of the LEC's applicable installation charges for a Similar Service, less the applicable Discount.

E-1.6.F With respect to Dedicated Services provided by TWComm to replace * to charge AT&T for intrastate local transport following the transition of such trunks to TWComm. AT&T and TWComm may mutually agree *, which shall be applied in lieu of the * for intrastate local transport. Under no circumstance shall * under this E-1.6.F * for such Service prior to the application of such adjustment. TWComm may decline any AT&T Service request for Dedicated Services to replace LEC switched access local transport trunks for which AT&T is entitled to * described in this Section E-1.6.F without any adverse affect on TWComm's Service Performance pursuant to Appendix K or to Imputed Volumes pursuant to Appendix E-6 of this Agreement.

E-1.6.G With regard to Subscriber Lines, TWComm may adjust the Price of such Services to include an additional charge * used to determine the Base Price of such Service. If, however, * used to determine the Base Price of such Service (e.g., as in the case of certain * services used to determine the Base Price of SBL Transport Arrangements), * .

E-1.7 Effective Date of Rate Changes

E-1.7.A Regardless of when a change in Price is actually implemented, if AT&T so requests, the net effect to AT&T shall be as if the effective date of any change in Price were the date set forth in Section E-1.7.B below. If any TWComm price reductions required by this Agreement are delayed for any reason, AT&T shall
* which, upon request from AT&T, * . TWComm shall immediately notify AT&T when it determines that a price change is applicable. Any retroactive price adjustment made pursuant to this Section E-1.7 shall limited to price differential AT&T would have obtained for the affected Services for the preceding three billing periods.

E-1.7.B The effective date of any change in the Price of a Service shall be determined as follows:

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                                                                    APPENDIX E-1
                                                                   Page 10 of 11


      E-1.7.B.i The effective date of any change in the Price of a Service * shall be the same date as the effective *.

      E-1.7.B.ii The effective date of any change in the Price of a Service resulting from the increase or decrease of the applicable Discount shall be first day of the billing cycle in which the new Discount becomes effective.

      E-1.7.B.iii The effective date of any change in the Price of a Service resulting from an application of a required adjustment under this Appendix E-1 shall be the date that AT&T was entitled to such price adjustment.

E-1.7.C Notwithstanding Section E-1.7.B.i, for 3 years following the Effective Date of this Agreement, TWComm need only make any change in the Price of a Service resulting * effective within 30 days of the effective * , excluding those rate changes *. However, AT&T shall nonetheless be entitled to a credit for any resulting price differential from such a 30 day grace period pursuant to Section E-1.7.A, which, upon request from AT&T, TWComm shall apply within the next billing cycle.

E-1.8 Applicable Taxes

E-1.8.A TWComm shall charge AT&T, as separately identified items on TWComm's bills, for any state and local taxes and surcharges and federal excise taxes which are applicable to AT&T's purchase of Services from TWComm under this Agreement and which are not subject to a tax exemption certificate provided to TWComm by AT&T. Except as provided by Section E-1.8.B below, TwComm shall not charge AT&T for any other taxes, fees, or surcharges, however designated, that arise out of AT&T's purchase of Services from TWComm including, but not limited to, real or personal property taxes, income taxes, franchise fees, license fees, permit fees, and occupational fees, unless (1) AT&T agrees in writing that such other taxes are properly charged against AT&T, or (2) an appropriate judicial or administrative body issues a non-appealable ruling that such other taxes are properly charged against AT&T or another similarly situated party.

E-1.8.B Notwithstanding Section E-1.8.A above, AT&T will pay TWComm for any taxes, fees, or surcharges which (1) TWComm is obligated pursuant to statute or regulation to charge AT&T; or (2) AT&T would have paid the LEC if the LEC had provided the same service in the same jurisdiction, provided, however that TWComm is not expressly forbidden by statute or regulation to charge AT&T for such taxes, fees, or surcharges; and that the rates charged by TWComm associated with such taxes, fees, or surcharges would not exceed the applicable

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                                                                    APPENDIX E-1
                                                                   Page 11 of 11


rates that would have been charged by the LEC. Each item of tax, fee, and surcharge shall be individually considered for purposes of determining whether TWComm was expressly forbidden by statute or regulation from collecting the same regardless of any relationship between such items. It is understood, however, that TWComm will not charge for any tax or fee to a governmental agency or authority, or any surcharge that is clearly related to such a tax or fee, to the extent the LEC is liable for such tax or fee but TWComm is not liable therefor.

E-1.8.C Except as otherwise mutually agreed by TWComm and AT&T, the taxes applicable to the Services provided in each Selected MSA as of the Effective Date thereof, and how responsibility therefor is to be allocated between the parties, are set forth in the applicable MSA Schedule.

E-1.8.D AT&T will pay, or indemnify TWComm against, any taxes (and interest or penalty thereon) for which TWComm is held liable by a relevant taxing authority
(1) if any tax exemption certificate presented to TWComm by AT&T relating thereto is held to be invalid, or (2) that TWComm had not collected, pursuant to AT&T's written request. AT&T shall also indemnify TWComm for all expenses incurred by TWComm in connection with any audit or proceeding for the collection of such amounts by a taxing authority. TWComm shall provide AT&T with prompt notice of any such audit or proceeding by a taxing authority and shall reasonably cooperate with AT&T in responding thereto or in AT&T's response thereto (at AT&T's expense). If AT&T disputes the taxability of any tax imposed as a result of the existence or operation of this Agreement, AT&T at its own expense in its own name may protest the imposition of the disputed tax. In the event that such protest must be made in the name of TWComm, TWComm shall in good faith and with due diligence at AT&T's sole expense contest the imposition of such tax.

E-1.8.E AT&T shall be solely responsible for all taxes, fees or surcharges charged against it with regard to its own sales of telecommunications services, regardless of whether the same involve a resale of TWComm Services.

* Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

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                                                                    APPENDIX E-2
                                                                     Page 1 of 9


                     PRICING PRINCIPLES: DEDICATED SERVICES

E-2.1  Introduction

E-2.1.A This Appendix E-2 sets forth: (a) general pricing principles under which Base Prices and Discounts for Dedicated Services will be initially determined and subsequently adjusted; and (b) a pricing methodology intended to implement the general pricing principles.

E-2.1.B Appendix E-1 supplements this Appendix E-2 and sets forth, among other things, additional conditions under which the Prices for Dedicated Services may be further adjusted.

E-2.1.C Appendix E-6 supplements this Appendix E-2 and sets forth the specific terms, conditions and methods to determine the recurring charges Discount applicable to Dedicated Services.

E-2.2 Virtual Pricing

E-2.2.A As of the Effective Date of this Agreement, LEC services under current LEC tariffs that are Similar to Dedicated Services are offered and priced exclusively by service element (e.g., channel termination, channel mileage and multiplexing). Accordingly, LEC customers must purchase and combine different LEC service elements into various arrangements to make a complete and functional service (e.g., two DS-1 channel terminations and channel mileage may comprise a complete LEC DS-1 service). As described in Appendix D-1 of this Agreement, TWComm will offer Dedicated Services on a "virtual" basis, that is, as a complete, functional Service. Accordingly, the Price for each Dedicated Service is reflected as a "per-unit" price, where the per-unit price is determined with respect to the transmission bit rate of the applicable Dedicated Service (e.g., DS-3 Service is priced in DS-3 units, DS-1 Service is priced in DS-1 units, DS-0 Service, Digital Subrate Service and Voice Grade Services is priced in DS-0 units).

E-2.2.B Except where expressly provided otherwise, the Base Price of a Service is determined from the * based upon the principles set forth in Sections E-2.4 and E-2.5 of this Appendix E-2. Accordingly, the Base Price of each Dedicated Service shall be the sum of the per-unit costs of * which comprise *. The per-unit cost shall be determined with respect to the transmission bit rate of the applicable Dedicated Service.

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                                                                    APPENDIX E-2
                                                                     Page 2 of 9


E-2.3  Pricing Methodology for Dedicated Services

E-2.3.A The method which shall be used to determine the Price of a Dedicated Service is as follows:

      E-2.3.A.i Determine the * that corresponds to each required TWComm Service Element * pursuant to Appendix D-1 (it being understood that, while TWComm's Service Elements make reference to TWComm Nodes, *).

      E-2.3.A.ii Following the pricing principles set forth in Sections E-2.2, E-2.4 and E-2.5 of this Appendix E-2, determine the per-unit cost *, which cost shall be deemed to be the Base Price of the Service Element to which *.

      E-2.3.A.iii Determine the Discount applicable to the Base Price of each Service Element pursuant to the principles set forth in Section E-2.8 of this Appendix E-2 and Appendix E-6.

      E-2.3.A.iv Sum the Discounted Base Prices of all required Service Elements as set forth in Appendix D-1.

      E-2.3.A.v Determine if an adjustment is applicable to the aggregate Discounted Base Price pursuant to Appendix E-1.

E-2.3.B Notwithstanding Section E-2.3.A, either AT&T or TWComm may propose a different method to be used to determine the Base Price of a Dedicated Service for mutual consideration.

E-2.3.C Notwithstanding Section E-2.3.A above, * on a "virtual" basis, then * be used to determine the Base Price for a Dedicated Service, but * is the least costly means to obtain such Similar Service.

E-2.4 Base Price Principles Applicable to All Dedicated Service Elements

E-2.4.A The Base Price for Dedicated Services includes a nonrecurring installation charge and a monthly recurring charge.

E-2.4.B Except as provided for in Sections E-2.5.E.ii and E-2.5.E.iii, * for different terms of service, the * such rates are used to determine the Base Price, so long as such term discount is not based on a term that exceeds
7 years.

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                                                                    APPENDIX E-2
                                                                     Page 3 of 9


E-2.4.C Except as provided for in Sections E-2.5.E.ii and E-2.5.E.iii, * offers different rates based on spending levels, or based on revenue or volume commitments or requirements, the Base Price shall be determined using the lowest such rates for which AT&T could have qualified if AT&T * to satisfy all of its access services needs *.

E-2.5 Base Price Principles Applicable to Individual Dedicated Service
Elements

E-2.5.A With respect to Primary Channel Terminations, Channel Mileage and Multiplexing, * offers different rates depending on various volume purchase options (e.g., DS-3 multipacks), the Base Price of the Dedicated Service is determined using the most efficient bundling, routing, and hubbing of all AT&T access services among all Exchange Areas within the Selected MSA. This determination shall be based on the utilization * multi-pack arrangement which could transport all of the respective access services to each corresponding AT&T Serving Office to which the services are associated. If the volume of AT&T services exceeds the *, then the Base Price of the Dedicated Service is based on the *.

      E-2.5.A.i Example 1: If the aggregate of all AT&T access services among all Exchange Areas within the Selected MSA equaled 9 DS-3s of facility capacity (allowing for the spare capacity described in Section E-2.5.B),
      * offers DS-3 multipacks in increments of 3 DS-3s, 6 DS-3s and 12 DS-3s, then the * which could transport all of the AT&T access services would be a 12 DS-3 multi-pack arrangement.

      E-2.5.A.ii Example 2: If the aggregate of all AT&T access services among all Exchange Areas within the Selected MSA equaled 13 DS-3s of facility capacity (allowing for the spare capacity described in Section E-2.5.B), and the * is a 12-DS-3 multi-pack arrangement, then the 12-DS-3 multi-pack arrangement alone would be used to determine the Base Price.

      E-2.5.B With respect to Primary Channel Terminations, Channel Mileage and Multiplexing, the per-unit price shall be determined using the following assumptions regarding utilization of bulk facilities:

      E-2.5.B.i The multi-pack arrangements are assumed to be 100% utilized (e.g., 12 DS-3s on a 12-pack arrangement and 24 DS-3s on a 24-pack arrangement).

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                                                                    APPENDIX E-2
                                                                     Page 4 of 9


      E-2.5.B.ii DS-3 hubbing facilities are assumed to have 23 of 28 available channels filled.

      E-2.5.B.iii DS-1 hubbing facilities are assumed to have 21 of 24 available channels filled.

E-2.5.C The Base Price for Channel Mileage shall be based upon the following principles:

      E-2.5.C.i All Channel Mileage determinations are based upon the V&H (airline mile) coordinates of the applicable * LSOs.

      E-2.5.C.ii Total Channel Mileage is the airline mileage between the * LSOs corresponding to the Exchange Areas of the terminating points of the Dedicated Service.

      E-2.5.C.iii Extended Channel Mileage is the airline mileage between (1) the * LSO corresponding to the Optional Serving Area of the terminating point ("Optional LSO") and (2) the nearest LSO corresponding to any Expected Serving Area, regardless of the actual routing of the Service.

      E-2.5.C.iv Basic Channel Mileage is Total Channel Mileage minus Extended Channel Mileage.

      E-2.5.C.v For Dedicated Services having both terminating points located in the same Exchange Area, the channel mileage is zero and the Base Price for Channel Mileage is zero.

      E-2.5.C.vi The Base Price for Basic Channel Mileage shall be determined irrespective of Service Product (e.g., DS-3, DS-1, DS-O), and is derived from * DS-3 channel mileage rate per mile multiplied times the applicable number of airline miles.

      E-2.5.C.vii The Base Price for Extended Channel Mileage shall be based upon the * mileage charge for the respective Service Product (e.g., the Base Price for Extended Channel Mileage for DS-1 Service is determined from the * DS-1 channel mileage rate) multiplied times the applicable number of airline miles.

E-2.5.D The recurring and nonrecurring Base Price for Multiplexing is determined from * necessary to multiplex between the transmission bit rate of each network interface (e.g., DS-3 to DS-1, or DS-3 to DS-O).

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                                                                    APPENDIX E-2
                                                                     Page 5 of 9


E-2.5.E The Base Price Secondary Channel Terminations shall be determined as follows:

      E-2.5.E.i The Base Price for Secondary Channel Terminations which are provided by TWComm utilizing Type I provisioning shall be based upon the LEC (channel termination) * for the respective Service Product (e.g., the Base Price for a Secondary Channel Termination for DS-1 Service is determined from the * DS-1 channel termination rate).

      E-2.5.E.ii The Base Price for Secondary Channel Terminations which are provided by TWComm utilizing Type II provisioning as part of an Embedded Service (as defined in Section 11 of this Agreement) shall be the * Rate Element of the specific Embedded Service * prior to the time the Embedded Service was transitioned to TWComm (e.g., if AT&T had obtained the Embedded Service channel termination *, then the Base Price for such TWComm Secondary Channel Termination shall be the *).

      E-2.5.E.iii The Base Price for all other Secondary Channel Terminations which are provided by TWComm utilizing Type II provisioning are determined from (1) * to exceed 5 years (e.g., * discounts that provide a lower cost for longer term commitments, then the Base Price for a Type II Secondary Channel Termination shall be based upon *); and (2) the * based upon the aggregate volume of all AT&T access services *.

E-2.6 Maximum Base Prices

E-2.6.A The MBP for each Dedicated Service Product shall be determined pursuant to the principles set forth in Section E-1.4 of Appendix E-1 with respect to the sum of the Base Prices of all required Service Elements.

E-2.7 TWComm's Election Not to Lower Base Prices

E-2.7.A If the Reference Price (as described in Appendix E-6) for a Dedicated Service Product for the applicable Exchange Areas is determined to be lower than the Reference Price Threshold set forth in Table 1, on page 9 of this Appendix E-2, then TWComm will have the option to:

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                                                                    APPENDIX E-2
                                                                     Page 6 of 9


      E-2.7.A.i Charge AT&T a Price for that Service equal to the then current Base Price for that Service, less the applicable Discount and any applicable adjustment; or

      E-2.7.A.ii Charge AT&T a Price for that Service equal to the Base Price for that Service that was in effect prior to the LEC rate reduction which resulted in the Reference Price falling below the designated threshold, less the applicable Discount and any applicable adjustment.

E-2.7.B If TWComm elects to charge AT&T the higher Price as provided for in Section E-2.7.A.ii of this Appendix E-2, then the Discount applicable to Dedicated Services, Switched Access Transport and Call Delivery may be adjusted as set forth in Section E-6.24 of Appendix E-6.

E-2.8 Determination of Discounts for Service Elements

E-2.8.A The Discount applicable to the recurring charges Base Price for eligible Service Elements shall be * as determined using the method set forth in Appendix E-6 of this Agreement.

E-2.8.B The Discount applicable to the nonrecurring charges Base Price for eligible Service Elements shall be *.

E-2.8.C The eligibility of a Service Element for a Discount is a function of the Provisioning Type (as described in Section 15 of this Agreement) used by TWComm to furnish the Service. Table 2, on page 10 of this Appendix E-2, specifies which Service Element-Provisioning Type combinations are eligible for a Discount and which are combinations not eligible for a Discount.

E-2.9 Self-Healing Ring Access Service

E-2.9.A The parties will use good faith efforts to set Prices for Self-Healing Ring Access Service based on principles applicable to other Dedicated Services. The Base Price for Self-Healing Ring Access Service shall be determined as follows:

      E-2.9.A.i * to Self-Healing Ring Access Service on a * (i.e., available without distinction to any customer) the Base Price of Self-Healing Ring Access Service shall be no greater than the price of such Similar Service based upon principles analogous to those set forth in Sections E-2.4 and E-2.5 of this Appendix E-2.

      E-2.9.A.ii * to Self-Healing Ring Access Service *

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                                                                    APPENDIX E-2
                                                                     Page 7 of 9


      *, the Base Price of Self-Healing Ring Access Service to AT&T for such AT&T customer shall be *, provided that AT&T is able to provide TWComm with reasonable evidence of *.

      E-2.9.A.iii If neither Section E-2.9.A.i nor Section E-2.9.A.ii is applicable, the Base Price of Self-Healing Ring Access Service shall be determined * TWComm.

E-2.9.B Notwithstanding Section E-2.8 of this Appendix E-2, the Discount applicable to Self-Healing Ring Access Service shall be determined as follows:

      E-2.9.B.i If the Base Price is determined pursuant to Section E-2.9.A.i or E-2.9.A.ii above, then the Discount applicable to Self-Healing Ring Service shall be no less than the sum of (1) * to other Dedicated Services in the Selected MSA, and (2) * as determined using the method set forth in Appendix E-6 of this Agreement.

      E-2.9.B.ii If the Base Price is determined pursuant to Section E-2.9.A.iii above, then the Service * unless the individual case basis agreement on the Price for such Service *.

E-2.9.C Notwithstanding the foregoing, because there is no Reference Price Threshold for Self-Healing Ring Access Services, TWComm shall have the right to refuse to accept * that would otherwise be required in accordance with the foregoing principles, without any adverse consequences hereunder, provided that TWComm offers a reasonable individual case basis Price for the Service based on good faith negotiations with AT&T.

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                                                                    APPENDIX E-2
                                                                     Page 8 of 9


                                     TABLE 1

                  DEDICATED SERVICES REFERENCE PRICE THRESHOLDS

           (for TWComm's election not to lower Base Prices pursuant to
                       Section E-2.7 of this Appendix E-2)

   SERVICE PRODUCT            REFERENCE PRICE THRESHOLDS
   ---------------            --------------------------
   DS-3 Service                      < *
   DS-1 Service                      < *
   Factional DS-1 Service            < *
   DS-O Service                      < *
   Digital Subrate Service           < *
   Voice Grade Service               < *
   2.048 Mbps Service                < *

*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.


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                                                                    APPENDIX E-2
                                                                     Page 9 of 9


                                     TABLE 2

                    SERVICE ELEMENTS ELIGIBLE FOR A DISCOUNT

   A "(check)" within the cell indicates that the Service Element-Provisioning Type combination is eligible for a Discount. An "x" within the cell indicates that the Service Element/Provisioning Type combination will not be eligible for a Discount.

   SERVICE ELEMENT                  TYPE I            TYPE II
   ---------------                  ------            -------
   Primary Channel Termination      (check)
   Secondary Channel Termination    (check)              x
   Basic Channel Mileage            (check)
   Extended Channel Mileage                              x
   Multiplexing                     (check)              x

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                                                                    APPENDIX E-3
                                                                     Page 1 of 5


                   PRICING PRINCIPLES: SWITCHED ACCESS SERVICE

E-3.1  Introduction

E-3.1.A This Appendix E-3 sets forth the pricing principles under which the Prices for each Switched Access Service will be initially determined and subsequently adjusted.

E-3.1.B Appendix E-1 supplements this Appendix E-3, and sets forth, among other things, certain conditions under which Prices for Switched Access Services will be adjusted.

E-3.2 General Pricing Principles for Switched Access Services

E-3.2.A The Prices for Switched Access Services shall be determined using the three basic pricing operations described in Section E-1.3: (1) determine the Base Price, (2) determine any applicable Discount, and (3) apply any required adjustments, as set forth in Appendix E-1.

E-3.2 B As described in Appendix D-2, Switched Access Service is composed of two Service Elements, Switched Access Transport and Call Delivery.

      E-3.2.B.i The Base Price for Switched Access Transport includes a nonrecurring installation charge and a monthly recurring charge. The pricing principles used to determine the Base Price for Switched Access Transport are set forth in Sections E-3.3 of this Appendix E-3. The method used to determine the Discount applicable to Switched Access Transport is referenced in Section E-3.4 of this Appendix E-3 and described more fully in Appendix E-6.

      E-3.2.B.ii The Base Price for Call Delivery is a per minute charge. The pricing principles used to determine the Base Price for Call Delivery are set forth in Sections E-3.5 of this Appendix E-3. The method used to determine the Discount applicable to Call Delivery is referenced in Sections E-3.6 of this Appendix E-3 and described more fully in Appendix E-6.

E-3.3 Determination of Base Price for Switched Access Transport

E-3.3.A The recurring and nonrecurring charges Base Price for Switched Access Transport are determined as follows:

      E-3.3.A.i Notwithstanding Section E-1.2.E of Appendix E-1, inasmuch as the same Switched Access Transport trunks shall be used to transport

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                                                                    APPENDIX E-3
                                                                     Page 2 of 5


      both interstate and intrastate Switched Access minutes of use, the recurring charges Base Price applicable to Switched Access Transport shall be determined from the * based on the principles set forth in this Section E-3.3.

      E-3.3.A.ii The nonrecurring installation Base Price for Switched Access Transport is determined from the nonrecurring installation charge for the
      *.

E-3.3.B The Base Price determination for Switched Access Transport shall be subject to following conditions:

      E-3.3.B.i The Base Price for Switched Access Transport is reflected as a "per unit" price (virtual pricing), where the "per unit" price is determined with respect to the transmission bit rate of the applicable Switched Access Transport trunk group (e.g., a DS-3 Switched Access Transport trunk group is priced in DS-3 units and a DS-1 Switched Access Transport trunk group is priced in DS-1 units).

      E-3.3.B.ii If the * the * are used to determine the Base Price, so long as such term discount is not based on a term that exceeds 7 years.

      E-3.3.B.iii * the Base Price shall be the * for which AT&T could have qualified if AT&T *.

      E-3.3.B.iv If the LEC offers different rates depending on various bulk purchase volumes (e.g., DS-3 multi-packs), the Base Price of the Switched Access Transport is determined using the most efficient bundling, routing, and hubbing of all AT&T access services among all Exchange Areas within the Selected MSA. This determination shall utilize the * which could transport all of the respective access services to each corresponding
      AT&T Serving Office to which the services are associated. If the volume of AT&T services exceeds the *, then the Base Price of the Switched Access Transport is based on *.

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                                                                    APPENDIX E-3
                                                                     Page 3 of 5


E-3.3.C The MBP for Switched Access Transport shall be determined pursuant to the principles set forth in Section E-1.4 of Appendix E-1.

E-3.3.D If the Reference Price (as described in Appendix E-6) for a Switched Access Transport Service Product is determined to be lower than the Reference Price Thresholds set forth in this Section E-3.3.F, then TWComm will have the option to:

      E-3.3.D.i Charge AT&T a Price for that Service equal to the * for that Service, less the applicable Discount and any applicable adjustment; or

      E-3.3.D.ii Charge AT&T a Price for that Service equal to the Base Price for that Service that was in effect prior * which resulted in the Reference Price falling below the threshold, less the applicable Discount and adjustment.

      E-3.3.D.iii The Reference Price Thresholds for Switched Access Transport are as follows:

            E-3.3.D.iii.(a) * for DS-3 Switched Access Transport; and E-3.3.D.iii.(b) * for DS-1 Switched Access Transport.

E-3.3.E If TWComm elects to charge AT&T the higher Price as provided for in Section E-3.3.D.ii of this Appendix E-3, then the Discount applicable to Dedicated Services, Switched Access Transport and Call Delivery will be adjusted as set forth in Section E-6.24 of Appendix E-6.

E-3.4 Determination of Discounts for Switched Access Transport

E-3.4.A The Discount applicable to the recurring charges for Switched Access Transport shall be no less than the sum of the Dedicated Local Discount and Dedicated National Discount as each is determined using the method set forth in Appendix E-6 of this Agreement.

E-3.4.B The Discount applicable to the nonrecurring charges for Switched Access Transport shall be *.

E-3.5 Determination of Base Price for Call Delivery

E-3.5.A The Base Price for Call Delivery is determined from *.

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                                                                    APPENDIX E-3
                                                                     Page 4 of 5


      E-3.5.A.i With regard to interstate Call Delivery, the cost per minute of use of * would be the sum of * for local switching, carrier common line, and residual interconnection charge.

      E-3.5.A.ii With regard to intrastate Call Delivery, the cost per minute of use of the * would be the sum of * for local switching and carrier common line. if the state jurisdiction has adopted local transport restructure and * in the determination of the Base Price for intrastate Call Delivery.

      E-3.5.A.iii * may be used to determine the Base Price of Call Delivery in place of local switching, carrier common line and residual interconnection charge (1) *; (2) new * as replacements; and
      (3) such * represent the identical functionality of one or more of the *.

      E-3.5.A.iv With respect only to Transport Arrangements, notwithstanding Sections E-3.5.A.i and E-3.5.A.ii, the determination of Base Price for Call Delivery minutes of use that are originated from, or terminated to, such lines shall exclude carrier common line.

E-3.5.B * based on spending levels or based on revenue or volume commitments or requirements, the Base Price for Call Delivery shall be the * for which AT&T would have qualified if AT&T had used the services *.

E-3.5.C The MBP for Call Delivery is * per minute of use, except as otherwise adjusted as follows:

      E-3.5.C.i If the Base Price for Call Delivery has increased more than 10% since the Effective Date of this Agreement, and the average Base Price for all categories of Subscriber Lines in the Selected MSA has decreased more than * since the Effective Date of this Agreement, then

      E-3.5.C.ii The MBP for Call Delivery of * will increase by for each percentage point increase of the Base Price for Call delivery over.

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                                                                    APPENDIX E-3
                                                                     Page 5 of 5


      E-3.5.C.iii The Base Price review required above is not itself *.

E-3.5.D If the Reference Price for Call Delivery in an Exchange Area is determined to be lower than the threshold set forth in this Section E-3.5.D, then TWComm will have the option to:

      E-3.5.D.i Charge AT&T a Price for that Service equal to the then current Base Price for that Service, less the applicable Discount and any applicable adjustment; or

      E-3.5.D.ii Charge AT&T a Price for that Service equal to the Base Price for that Service * which resulted in the Reference Price falling below the threshold, less the applicable Discount and applicable adjustment.

      E-3.5.D.iii The Reference Price threshold for Call Delivery is *

      E-3.5.D.iv If TWComm elects to charge AT&T the higher Price as provided for in Section E-3.5.D.ii of this Appendix E-3, then the Discount applicable to Dedicated Services, Switched Access Transport and Call Delivery will be adjusted as set forth in Section E-6.24 of Appendix E-6.

E-3.6 Determination of Discounts for Call Delivery

E-3.6.A The Discount applicable to Call Delivery shall be no less than the sum of the Switched Local Discount and Switched National Discount as each is determined using the methods set forth in Appendix E-6.

*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

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

                                                                    APPENDIX E-4
                                                                     Page 1 of 7


               PRICING PRINCIPLES: SWITCHED BUSINESS LINE SERVICE

E-4.1 Introduction

E-4.1.A This Appendix E-4 sets forth the pricing principles under which the Prices for each Switched Business Line Service will be initially determined and subsequently adjusted.

E-4.1.B Appendix E-1 supplements this Appendix E-4, and sets forth, among other things, certain conditions under which Prices for Switched Business Line Services will be adjusted.

E-4.2 General Pricing Principles for Switched Business Line Services

E-4.2.A The Prices for Switched Business Line Services shall be determined using the three basic pricing operations described in Section E-1.3: (1) determine the Base Price, (2) determine any applicable Discount, and (3) apply any required adjustments, as set forth in Appendix E-1.

E-4.2.B As described in Appendix D-3, Switched Business Line Services are composed of two Service Elements: Subscriber Lines and SBL Features. The pricing principles applicable to Subscriber Lines are set forth in Sections E-4.3 and E-4.4 of this Appendix E-4. The Pricing principles applicable to SBL Features are set forth in Sections E-4.5 and E-4.6 of this Appendix E-4.

E-4.2.C The Prices for both Subscriber Lines and Switched Business Line Features include a nonrecurring installation charge and a monthly recurring charge. No per minute or per message charges apply to Switched Business Line Service (Switched Business Line Service is solely a flat rate service). Any per minute or per message charges to be assessed on calls originated on Subscriber Lines are assessed to the applicable usage-based Service (i.e., Local Calling Service or Switched Access Service).

E-4.2.D AT&T and TWComm will mutually agree to the various bundling options that will be offered to AT&T by TWComm within each Current Serving Area for the following Services: Switched Business Subscriber Lines; SBL Features; and Local Calling options, if any (e.g., extended calling area or call measurement).

E-4.3 Determination of Base Prices for Subscriber Lines

E-4.3.A The Base Price for Subscriber Lines shall be determined *, if any, that provide the * that AT&T would have qualified for it AT&T *

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                                                                   APPENDIX E-4
                                                                    Page 2 of 7


* (The proportional volume of Similar Services is determined based upon the number of * for which the end-user customers of such lines elected AT&T as their Primary Interexchange Carrier ("PIC") *, regardless of LATA or state boundaries, versus the number of * for which the end-user customers of such lines elected AT&T as their PIC within the Current Serving Areas with regard to SBL Services (as they may change from time to time) *.

      E-4.3.A.i Example 1: The * offers its services throughout State A which is composed of 200 Exchange Areas. Within such Exchange Areas, AT&T reports that 200,000 business lines are PIC'd to AT&T. TWComm offers
      SBL Services in one Selected MSA in State A in 20 Current Serving Areas. Within such Current Serving Areas, AT&T reports that 20,000 business lines are PIC'd to AT&T. Therefore, the proportional volume of * (20,000 [div] 200,000). If the * requires the purchase of 100,000 lines within State
      A to obtain a * on such lines, then AT&T must purchase * within such Selected MSA from TWComm to receive a corresponding * of the Base Price from TWComm.

      E-4.3.A.ii Example 2: * covering six states offers a territory-wide volume discount plan. The six-state LEC territory, excluding those Exchange
      Areas served by other dominant telephone companies, is composed of 1000 Exchange Areas. Within such Exchange Areas, AT&T reports that 100,000 business lines are PIC'd to AT&T. TWComm offers SBL Services in 50 Current Serving Areas in two Selected MSAs in such LEC territory. Within such Current Serving Areas, AT&T reports that 10,000 business lines are PIC'd to AT&T. Therefore, the proportional volume of *. If the LEC volume discount plan requires the purchase of 50,000 lines within its territory to obtain * on such lines, then AT&T must purchase a total of * within such two * from TWComm to receive a * of the Base Price from TWComm.

E-4.3.B Subject to Section E-4.3.C, the Base Price applicable to each Subscriber Line Service Product will be as designated from the following by AT&T:

      E-4.3.B.i The price for * for which resale by the customer is *, state

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                                                                    APPENDIX E-4
                                                                     Page 3 of 7


      regulation or law, less the applicable Discount, if any, described in Section E-4.4.

      E-4.3.B.ii The price for the * for which resale by the customer is not prohibited. (This pricing option is not eligible for a Discount.)

      E-4.3.B.iii The price for * which is available only to common carriers for resale. (This pricing option is not eligible for a Discount.)

      E-4.3.B.iv In the absence of a designation by AT&T, the pricing option described in this Section E-4.3.B that provides *.

E-4.3.C If the Base Price for Subscriber Lines is determined *, then, unless the parties otherwise mutually agree, the Prices for Subscriber Lines shall be subject to *, including, but not limited to, the purchase of proportional volumes of Switched Business Line Services from TWComm, as described in Section E-4.3.A. AT&T may designate the volume and term discount options or optional pricing plan applicable to a specific Subscriber Line or group of Subscriber Lines for a specific end-user subject to this Section E-4.3.C. Where the option described in Section E-4.3.B.i is selected by AT&T, AT&T must represent that all such Services resold by it under such option will be purchased by a single end-user that meets the materially relevant terms and conditions *.

E-4.3.D For purposes of this Section E-4.3, the * to a SBL Transport Arrangement is a similar dial tone switch port or other functionally equivalent offering (e.g., a voice grade switch port is similar to a voice grade SBL Transport Arrangement and a 56kbps switch port is similar to a 56kbps SBL Transport Arrangement). The * to a SBL Full Service Arrangement is a functionally complete similar business line, whether offered in whole or by its constituent components (e.g., a dial tone switch port cross-connected to a subscriber loop constitute a functionally complete service).

E-4.3.E The federal subscriber line charge shall not be included in the determination of the Base Price regardless * assesses the federal subscriber line charge with the Similar Service used to determine such Base Price. However, TWComm may assess a like charge in certain circumstances as an adjustment pursuant to Section E-1.6.G of Appendix E-1.

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                                                                    APPENDIX E-4
                                                                     Page 4 of 7


E-4.3.F With respect to the Base Price options described in E-4.3.B above, if
* to Switched Business Line Service as a bundled offering, or interdependent offering, with intraLATA, interexchange toll services or interLATA, interexchange toll services, such * are excluded from the determination of the Base Price for Subscriber Lines.

E-4.3.G The nonrecurring installation charges Base Price applicable to any Subscriber Line is the installation charge of the * from which the Base Price for the recurring charge is derived.

E-4.3.H. Notwithstanding Sections E-4.3.A through E-4.3.G above, if AT&T designates the Local Calling Areas to be the then current expanded local calling areas associated with TWComm-branded business line service within a Selected MSA pursuant to Section D-4.1.B.ii of Appendix D-4 of this Agreement, then the Base
* of Subscriber Lines within such MSA is the price of the * Service that provides local calling throughout such expanded calling area less any applicable volume and term discounts generally available with such Similar Service for which AT&T has qualified. *

E-4.3.I The MBP for each Subscriber Lines Service Product shall be determined pursuant to the principles set forth in Section E-1.4 of Appendix E-1.

E-4.4 Determination of Discounts for Subscriber Lines

E-4.4.A Unless AT&T and TWComm otherwise mutually agree, a Subscriber Line shall not be eligible for a recurring charges Discount if the Base Price of such Subscriber Line *. A recurring charges Discount is applicable to each Subscriber Line for which the Base Price is determined pursuant to Section E-4.3.B.i of this Appendix E-4, provided that such Base Price is not determined from a *.

E-4.4.B Unless AT&T and TWComm mutually agree otherwise, the recurring charges Discount is determined by time period as follows:

      E-4.4.B.i From the Effective Date of the Agreement through the fifth anniversary of the Effective Date of the Agreement, the Discount applicable to eligible Subscriber Lines in all Selected MSAs *.

      E-4.4.B.ii From the commencement of the Switched Services Ramp-Up Period for the first such Expected Serving Area within an MSA through the second anniversary of the end of the Switched Services Ramp-Up Period for the last such Expected Serving Area within such MSA, the Discount

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
                                                                    APPENDIX E-4
                                                                     Page 5 of 7


      applicable to eligible Subscriber Lines within such Selected MSA is *.

      E-4.4.B.iii Following the fifth anniversary of the Effective Date of the Agreement or the second anniversary of the end of the Switched Services Ramp-Up Period for the last such Expected Serving Area within such MSA, whichever occurs later, the Discount applicable to eligible Subscriber Lines is *.

      E-4.4.B.iv During any period when any two of the conditions described in this Section E-4.4.A of this Appendix E-4 are both applicable, the higher Discount shall apply.

E-4.4.C Unless AT&T and TWComm mutually agree otherwise, the nonrecurring charges Discount applicable to Subscriber Lines shall be *.

E-4.5 Determination of Base Prices for SBL Features

E-4.5.A With respect to each SBL Feature, the recurring charge Base Price is the
* the Base Price for SBL Features shall be determined using the * that provides the least costly Similar Feature for which AT&T would have qualified if AT&T purchased the same proportional volume of * that AT&T is then currently purchasing from TWComm. (The proportional volume of Similar Features is based upon the number of * includes in its volume discount plan, regardless of LATA or state boundaries, versus the number of Expected Serving Areas for which TWComm has satisfied each of the Switched Services Preconditions (as described in Appendix E-6) *

      E-4.5.A.i With respect to the determination of "proportional volume," the illustrative examples provided in Section E-4.3.A of this Appendix also apply to this Section E-4.5.A.

E-4.5.B The nonrecurring Base Price applicable to any SBL Feature is the installation charge of the * from which the Base Price for the recurring charge is derived.

E-4.5.C Pursuant to Section D-3.5 of Appendix D-3, if TWComm offers a SBL Feature on an unbundled basis in a Serving Area *, the nonrecurring and recurring charges Base Price shall be determined through *; the imputed value derived * shall be the primary factor in


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
                                                                    APPENDIX E-4
                                                                     Page 6 of 7


such negotiation. (For example, if the * offers a business line without any features for a monthly recurring charge of * and a bundled offering composed of a business line with call waiting for a monthly recurring charge of *, the imputed recurring charge Base Price for Call Waiting shall be *.)

E-4.5.D The MBP for each SBL Feature shall be determined pursuant to the principles set forth in Section E-1.4 of Appendix E-1.

E-4.6 Determination of Discount for Switched Business Line Features

E-4.6.A The Discount applicable to the recurring charges Base Price for a SBL Feature is based upon (1) where the Base Price of the SBL Feature falls in a range of Base Prices; (2) the type of SBL Feature; and (3) the service period (the first year of service for each SBL Feature receives a higher discount than the subsequent years of service). Unless AT&T and TWComm otherwise mutually agree, the Discount applicable to the recurring charge Base Price for a SBL Feature is the Discount specified in Table 1, on page 6 of this Appendix E-4.

E-4.6.B The discount applicable to the nonrecurring charge Base Price for a SBL Feature shall be no less than *.


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                                                                    APPENDIX E-4
                                                                     Page 7 of 7


                                     TABLE 1
            DISCOUNTS APPLICABLE TO MONTHLY CHARGES FOR SBL FEATURES

--------------------------------------------------------------------------------
         FEATURE TYPE &               Discount for 1st year      Discount for
       BASE PRICE RANGE                  after Service         Remaining Term of
                                          acceptance               Service
--------------------------------------------------------------------------------
Custom Calling Features or Feature
Packages
--------------------------------------------------------------------------------
          $0 to .59                           *                        *
--------------------------------------------------------------------------------
          $.60 to 1.19                        *                        *
--------------------------------------------------------------------------------
          $1.20 to 2.99                       *                        *
--------------------------------------------------------------------------------
          >= $3.00                            *                        *
--------------------------------------------------------------------------------
CLASS Features or Feature Packages
--------------------------------------------------------------------------------
          $0 to 1.99                          *                        *
--------------------------------------------------------------------------------
          $2.00 to 2.99                       *                        *
--------------------------------------------------------------------------------
          $3.00 to 4.99                       *                        *
--------------------------------------------------------------------------------
          >= $5.00                            *                        *
--------------------------------------------------------------------------------
Voice Messaging Features or Feature
Packages
--------------------------------------------------------------------------------
          $0 to 9.99                          *                        *
--------------------------------------------------------------------------------
          $10.00 to 14.99                     *                        *
--------------------------------------------------------------------------------
          >= $15.00                           *                        *
--------------------------------------------------------------------------------

*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

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

                                                                    APPENDIX E-5
                                                                     Page 1 of 2


                    PRICING PRINCIPLES: LOCAL CALLING SERVICE

E-5.1 Introduction

E-5.1.A This Appendix E-5 sets forth the pricing principles under which the Prices for Local Calling Service will be initially determined and subsequently adjusted.

E-5.1.B Appendix E-1 supplements this Appendix E-5, and sets forth, among other things, certain conditions under which Prices for Local Calling Service will be adjusted.

E-5.2 General Pricing Principles for Local Calling Service

E-5.2.A The Prices for Local Calling Service shall be determined using the three basic pricing operations described in Section E-1.3 of this Agreement: (1) determine the Base Price, (2) determine any applicable Discount, and (3) apply any required adjustments, as set forth in Appendix E-1.

E-5.2.B AT&T and TWComm will mutually agree to the various bundling options that will be offered to AT&T by TWComm within each Current Serving Area for the following Services: Subscriber Lines; SBL Features; and Local Calling options, if any (e.g., extended calling area or call measurement).

E-5.3 Determination of Base Prices for Local Calling Service

E-5.3.A The Base Price for Local Calling Service * and amount as a Similar Local Call. A Similar Local Call is a call that *. However, under no circumstances shall *.

      E-5.3.A.i If the * is measured in per-minute increments, then the Base Price for Local Calling Service *.

      E-5.3.A.ii If the * is measured in per-call increments, then the Base Price for Local Calling Service *.

      E-5.3.A.iii If * are provided on an unlimited basis, then the Base Price for Local Calling Service is a *


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                                                                    APPENDIX E-5
                                                                     Page 2 of 2


      Service; and Local Calling Service is provided *.

E-5.3.B * apply to Local Calling Service.

E-5.4 Determination of Discounts for Local Calling Service

E-5.4.A Unless AT&T and TWComm otherwise mutually agree, the Discount applicable to Local Calling Service is determined by time period as follows:

      E-5.4.A.i From the Effective Date of the Agreement through the fifth anniversary of the Effective Date of the Agreement, the Discount applicable to Local Calls in all Selected MSAs *.

      E-5.4.A.ii From the commencement of the Switched Services Ramp-Up Period for the first such Expected Serving Area through the second anniversary of the end of the Switched Services Ramp-Up Period for the last such Expected Serving Area, the Discount applicable to Local Calls within such Selected MSA is *.

      E-5.4.A.iii Following the fifth anniversary of the Effective Date of the Agreement or the second anniversary of the end of the Switched Services Ramp-Up Period for the last such Expected Serving Area, whichever occurs later, the Discount applicable to Local Calls is *.

      E-5.4.A.iv During any period when any two of the conditions described in this Section E-5.4.A of this Appendix E-5 are both applicable, the higher Discount shall apply.

    * Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.
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

                                                                    APPENDIX E-6
                                                                    Page 1 of 28


                           DETERMINATION OF DISCOUNTS

               FOR DEDICATED SERVICES AND SWITCHED ACCESS SERVICES

E-6.1 Introduction

E-6.1.A This Appendix E-6 sets forth the methods under which Discounts applicable to the Base Prices for Dedicated Services, Switched Access Transport and Switched Access Call Delivery will be determined.

E-6.1.B Appendixes E-1, E-2, and E-3 supplement this Appendix E-6, and set forth, among other things, the pricing principles, under which Base Prices are determined, and certain conditions under which Prices will be adjusted.

E-6.1.C * within the potential MSAs set forth in Appendix B, and AT&T's estimates of its projected need for Services in the future.

E-6.2 General Discounting Principles

E-6.2.A With respect to Dedicated Services, Switched Access Transport and Call Delivery, the Discount applicable to the Base Price of eligible Services or Service Elements is the sum of the applicable Local Discount and National Discount as determined in accordance with the methods set forth in this Appendix E-6. The Local Discount is determined with respect to each Selected MSA and is applied to AT&T's purchases of such Services within the respective Selected MSA. The National Discount is determined with respect to all Selected MSAs and applies to AT&T's purchases of such Services within all Selected MSAs.

E-6.2.B As described in further detail in this Appendix E-6, Discounts applicable to Dedicated Services, Switched Access Transport and Call Delivery are determined based on (1) AT&T's actual purchase volumes and Imputed Purchase Volumes (as defined in Section E-6.23) (collectively "Purchase Volumes") of Dedicated Services, (2) AT&T's Purchase Volumes of Subscriber Lines, and (3) the price of * .

E-6.2.C AT&T shall not be liable for any penalty, true-up, credit, lump sum payments, or any other remedies if AT&T does not achieve the Volume Targets set forth in this Appendix E-6 during the Ramp-Up Period (defined in Section E-6.3.A.ii) and the Plateau Period (defined in Section E-6.3.A.iii). The only consequence of AT&T's not achieving such Volume Targets is the application of


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

                                                                    APPENDIX E-6
                                                                    Page 2 of 28


the appropriate Discount, if any, applicable to AT&T's Purchase Volumes, as set forth in this Appendix E-6.

E-6.2.D With respect to Dedicated Services, the eligibility of a Service or its Service Elements for a Discount is set forth in the pricing principles applicable to Dedicated Services (Appendix E-2 of this Agreement) and is a function of the Provisioning Type (as described in Section 15 of this Agreement) used by TWComm to furnish the Service.

E-6.3 General Discount Periods

E-6.3.A The Discount methods set forth in this Appendix E-6 have been divided into three general discount periods that correspond to TWComm's ability to offer Services and AT&T's ability to purchase Services:

      E-6.3.A.i Initial Period - The period when TWComm is deploying its network and infrastructure and AT&T is performing evaluations of such. TWComm may be offering Services during this period, and AT&T may be making purchases, but the Ramp-Up Period described below will not have commenced. During this period, the Discounts are determined based on * AT&T's Purchase Volumes have exceeded the highest Volume Target for the applicable Service.

      E-6.3.A.ii Ramp-Up Period - The period following (1) TWComm's completion of its network and infrastructure deployment for a certain Expected Serving Area; and (2) the parties' mutual agreement that each of the Preconditions set forth in Sections E-6.10 and E-6.11 of this Appendix E-6 have been satisfied (or waived or deferred pursuant to Section E-6.10.B) for such Expected Serving Area. During this period the applicable Discounts are based on AT&T's achievement of predetermined purchase volume targets ("Volume Targets") with respect to each Expected Serving Area. Unless the Ramp-Up is suspended pursuant to Section E-6.20.A, the Volume Targets increase at the Ramp-Up Percentages set forth in Table 3 of this Appendix E-6 in calendar quarter-year increments. Accordingly, progressively higher AT&T Purchase Volumes are necessary for AT&T to meet correspondingly higher Volume Targets and thus maintain the same Discount Level (as defined in Section E-6.4.A).

      E-6.3.A.iii Plateau Period - The period from the end of Ramp-Up Period, when the Volume Targets have reached their highest level, through the term of this Agreement. Subject to a certain Discount adjustments specified in Section E-6.20.F, the applicable Discounts during this period are determined based upon AT&T's achievement of certain Volume Target levels, which shall remain constant throughout such period.


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                                                                    APPENDIX E-6
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E-6.3.B Dedicated Services and Switched Services are governed separately with respect to the general discount periods described above. The parties anticipate that Dedicated Services will progress from the Initial Period to the Ramp-Up Period before Switched Services.

E-6.3.C Each Expected Serving Area is governed separately with respect to the general discount periods described above.

E-6.4 Discount Levels

E-6.4.A For purposes of determining Local and National Discounts, discount percentages have been grouped into three ranges of Discounts ("Discount Levels"): Level 1; Level 2; and Level 3.

E-6.5 Inter-relationship of Discounts

E-6.5.A Discounts applicable to Dedicated Services, Switched Access Transport and Call Delivery are determined, in part, by a combination of the Dedicated Discount Level and Switched Discount Level achieved for a quarterly period. Accordingly, an increase or decrease in AT&T's purchases of Dedicated Services will directly affect the Discount applicable to Call Delivery. Likewise, an increase or decrease in AT&T's purchases of Subscriber Lines will directly affect the Discount applicable to Dedicated Services (but not the Discount for Subscriber Lines themselves, which is determined pursuant to Appendix E-4 of this Agreement). Table 1 on page 4 of this Appendix E-6, provides an illustrative example of this inter-relationship.

                                     TABLE 1
                 ILLUSTRATIVE EXAMPLE OF DISCOUNT RELATIONSHIPS

--------------------------------------------------------------------------------
     SWITCHED                      DEDICATED DISCOUNT LEVELS
     DISCOUNT     --------------------------------------------------------------
     LEVELS             Level 1              Level 2                Level 3
------------------==============================================================
     Level 1       *
--------------------------------------------------------------------------------
     Level 2                                *
--------------------------------------------------------------------------------
     Level 3                                                   *
--------------------------------------------------------------------------------


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                                                                    APPENDIX E-6
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E-6.6 Reference Prices

E-6.6.A Discounts applicable to Dedicated Services, Switched Access Transport and Call Delivery are determined, * . The price of the * is referred to herein as the "Reference Price." The relationship between the Reference Price and the Discount is the following: the higher the Reference Price, the higher the Discount; and the lower the Reference Price, the lower the Discount. Local
Discounts are determined, in part, by where the Reference Price falls within the Reference Price Ranges (as set forth in Table 2 of this Appendix E-6.
(National Discounts are determined without regard to the Reference Price
Ranges.)

E-6.6.B The Reference Price for each Dedicated Service Product is calculated from the Base Price of a hypothetical five-mile service within the Selected MSA, assuming both network interfaces for such service are the transmission bit rate of the respective Service for the applicable Dedicated Service Product (e.g., a DS-1 Service would have two DS-1 network interfaces).

E-6.6.C The Switched Access Local Transport Reference Price is the Base Price of either a hypothetical five-mile DS-1 or DS-3 Switched Access Transport trunk group, depending upon the applicable Network Interface.

E-6.6.D The Reference Price for Call Delivery is the Base Price of a Call
Delivery minute of use.

E-6.6.E Table 2, on page 24 of this Appendix E-6, sets forth the Reference Price
Ranges applicable to each Dedicated Service Product, Switched Access
Transport and Call Delivery.

E-6.7 Anticipated Volume Targets

E-6.7.A Each MSA Schedule sets forth the minimum Volume Targets necessary for AT&T to achieve each Discount Level during the Plateau Period ("Anticipated
Volume Targets" or "AVTs"). There are 3 Dedicated Services Discount Levels which correspond to three Dedicated Services AVTs ("D-AVTs"). There are three Switched
Services Discount Levels which correspond to three Switched Services AVTs
("S-AVTs"). D-AVTs are specified in DS-1 Equivalents, and S-AVTs are specified in Lines (each of which is described more fully in Section E-6.16 of this Appendix E-6).

E-6.7.B Although Discounts are not determined on an Expected Serving Area basis, Anticipated Volume Targets are specified for each Expected Serving Area in the applicable MSA Schedule. Volume Targets applicable to that Expected


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                                                                    APPENDIX E-6
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Serving Area are then calculated pursuant to Section E-6.13 of this Appendix
E-6. Optional Serving Areas shall have no AVTs.

E-6.7.C The Volume Targets applicable to each Selected MSA ("MSA Volume Targets" or "MVTs") are calculated pursuant to Section E-6.14 of this Appendix E-6. Local
Discounts are determined based upon MVTs.

E-6.7.D The Volume Targets applicable to all Selected MSAs ("National Volume
Targets" or "NVTs") are calculated pursuant to Section E-6.15 of this Appendix
E-6. National Discounts are determined based upon NVTs.

E-6.8 Ramp-Up Schedules

E-6.8.A During the Ramp-Up Period for each Expected Serving Area, the Volume
Targets begin at * of the AVT and ramp-up in accordance with the specific ramp-up mechanisms set forth in Sections E-6.8.B through E-6.8.D, until reaching * of the AVT.

E-6.8.B Each Dedicated Ramp-Up Period is composed of 12 quarter-year intervals
("Ramp-Up Intervals"). Each Switched Ramp-Up Period is composed of 20 quarter-year Ramp-Up Intervals. Ramp-Up Intervals shall correspond to calendar quarter-year periods. Once a Ramp-Up Period has commenced, one Ramp-Up Interval will automatically progress to the next Ramp-Up Interval each calendar quarter year unless the progression is interrupted by a suspension as further described in Section E-6.20 of this Appendix E-6. The quarterly progression of Ramp-Up
Intervals shall be referred to as the Ramp-Up Schedule.

E-6.8.C A Ramp-Up Percentage is associated with each Ramp-Up Interval. The
Ramp-Up Percentage specifies the percentage of each AVT that determines the Volume Target during that Ramp-Up Interval. The Ramp-Up Percentage associated with the final Ramp-Up Interval is * ; thus, at the end of the Ramp-Up Period and during the Plateau Period, * .

E-6.8.D Each increase of the Volume Target, pursuant to this Section E-6.8, shall be deemed to accrue upon the last day of the respective quarter-year period. Accordingly, the Volume Target associated with the first Ramp-Up
Interval * until such last day. Upon the last day of the first Ramp-Up Interval, the Volume Target shall increase through the application of the Ramp-Up
Percentage. The resulting increased Volume Target shall be in effect during the second Ramp-Up Interval.

E-6.8.E Table 3, on page 24 of this Appendix E-6, specifies the Ramp-Up
Percentages associated with the Dedicated Services Ramp-Up Schedule and Switched
Services Ramp-Up Schedule.


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                                                                    APPENDIX E-6
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E-6.9 Commencement of Ramp-Up Periods; Sole Remedies

E-6.9.A Subject to Section E-6.9.A.i through E-6.9.A.iii, with respect to each Expected Serving Area, the applicable Ramp-Up Period (either Dedicated or
Switched) shall commence upon the first day of the next calendar quarter-year period following the date when TWComm notifies AT&T in writing that TWComm has satisfied each of the applicable Preconditions set forth in Sections E-6.10 and E-6.11 of this Appendix E-6 ("Preconditions Notice").

      E-6.9.A.i AT&T may dispute the Preconditions Notice by giving TWComm written notice of such ("Preconditions Dispute Notice") within 60 days of receipt of the Precondition Notice. AT&T shall provide a detailed description of all its grounds for such dispute. The parties shall immediately make every practical effort to resolve any such dispute, to avoid delay of commencement of the Ramp-up Schedule.

      E-6.9.A.ii If TWComm and AT&T do not reach mutual agreement regarding whether TWComm has satisfied the disputed Precondition(s) either party may seek to have the dispute resolved though the Alternative Dispute
      Resolution process ("ADR Process") described in Section 39 of the Agreement.

      E-6.9.A.iii The Initial Period shall continue and the Discounts determined accordingly until the parties mutually agree (whether through the ADR
      Process under Section 39, or otherwise), that any disputed Preconditions have been met, or until an arbitrator under the ADR Process determines that any such Preconditions have been met.

      E-6.9.A.iv If it is determined that TWComm had met the disputed
      Precondition(s), then AT&T will within 30 days reimburse TWComm, with immediately available funds, for the full amount of any difference between prices paid by it during the Initial Period for Services, and the prices
      AT&T would have paid for Services purchased if the Ramp-Up Period had been in effect (together with interest thereon at the Late Factor (as defined in Appendix G-1) rate per diem for the period beginning with the date
      TWComm was entitled to such price difference to the Bill Date of such bill adjustment; and for all other purposes the Ramp-Up Schedule shall be deemed to have begun on the date it was determined to have begun through the dispute resolution process.

E-6.9.A.v Notwithstanding any other provision hereof, failure of the Ramp-Up
Periods to commence or application of the Remedies described in Section E-6.20, together with other remedies set forth in Section 20 of the Agreement, shall be AT&T's sole remedies with respect to TWComm's failure to satisfy or comply


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                                                                    APPENDIX E-6
                                                                    Page 7 of 28


with any requirements that are reflected in Dedicated Services Preconditions or Switched Services Preconditions.

E-6.10 Dedicated Services Preconditions

E-6.10.A The Dedicated Services Ramp-Up Period for each Expected Serving Area will commence, as set forth in Section E-6.9 above, after each of the following
Dedicated Services Preconditions have been met for that Expected Serving Area:

      E-6.10.A.i Appropriate interconnection agreements have been executed between TWComm * for the LSO serving the Expected Serving Area consistent with Section G.5 in Appendix G of this Agreement;

      E-6.10.A.ii TWComm has obtained all legally required regulatory certifications, authorizations, and permits necessary to offer Dedicated
      Services and TWComm's Dedicated Services tariffs, if required with regard to this Agreement, have gone into effect for such Expected Serving Area;

      E-6.10.A.iii TWComm is offering each of the Dedicated Service Products, excluding 2.048 Mbps Service, to all locations within the Expected Serving
      Area;

      E-6.10.A.iv TWComm has deployed its Dedicated Services network for such Expected Serving Area materially in accordance with the network specifications set forth in Section 13 and Appendix F of this Agreement, the Technical Plan which TWComm previously submitted to AT&T pursuant to
      Section 13B, and the applicable Network Design Plan;

      E-6.10.A.v AT&T has completed its evaluation of TWComm's Dedicated Service delivery and performance capabilities for such Expected Serving Area in accordance with the procedures, standards and time frames governing such evaluations as set forth in Section 14 of this Agreement;

      E-6.10.A.vi TWComm has the capability of providing Dedicated Services via
      Type I provisioning to each of the Initial Type I Locations set forth in the applicable MSA Schedule for such Expected Serving Area; and

      E-6.10.A.vii If TWComm is then currently offering Dedicated Services in that Selected MSA, TWComm has provided Satisfactory Performance with respect to Dedicated Services within the Selected MSA for the previous
      Performance Evaluation Period, as measured and defined by Appendix K of this Agreement.


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                                                                    APPENDIX E-6
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      E-6.10.A.viii TWComm is continuing to offer each Dedicated Service Product that it has commenced offering in an Expected Serving Area, in accordance with Section 33.B of this Agreement.

E-6.10.B AT&T and TWComm may mutually agree to waive or defer any Dedicated
Service Precondition. Notwithstanding any waiver or deferral, AT&T may elect to enforce a Dedicated Service Precondition as an Ongoing Condition, pursuant to Section E-6.21 of this Appendix E-6.

E-6.11 Switched Services Preconditions

E-6.11.A The Switched Services Ramp-Up Period for each Expected Serving Area will commence, as set forth in Section E-6.9 of this Appendix E-6, after each of the following Switched Services Preconditions have been met for such Expected
Serving Area:

      E-6.11.A.i Each of the Dedicated Preconditions set forth in Section E-6.1O of this Appendix E-6 have been satisfied.

      E-6.11.A.ii TWComm has obtained all legally required regulatory certifications, authorizations, and permits necessary offer Switched
      Services, and TWComm's Switched Services tariffs, if required with regard to this Agreement, have gone into effect;

      E-6.11.A.iii TWComm is offering all Switched Service Products, excluding
      Digital Business Exchange Lines, to all locations within the Expected
      Serving Area;

      E-6.11.A.iv TWComm has deployed its Switched Services network for such Expected Serving Area materially in accordance with the network specifications set forth in Section 13 and Appendix F of this Agreement and the Technical Plan which TWComm previously submitted to AT&T and the applicable Network Design Plan;

      E-6.11.A.v AT&T has completed its evaluation of TWComm's Switched Service delivery and performance capabilities for such Expected Serving Area in accordance with the procedures, standards and time frames governing such evaluations as set forth in Section 14 of this Agreement;

      E-6.11.A.vi If TWComm is then currently offering Switched Services in that Selected MSA, TWComm has provided Satisfactory Performance with respect to Switched Services within the Selected MSA for the previous Performance
      Evaluation Period as measured and defined by Appendix K of this Agreement;


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                                                                    APPENDIX E-6
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      E-6.11.A.vii Number portability, or a reasonable substitute as mutually determined by AT&T and TWComm, is generally available throughout the applicable Selected MSA; and

      E-6.11.A.viii Local loops between the LEC LSO and Served Premises within such Expected Serving Area are available to TWComm for resale at reasonable terms and conditions, as determined by TWComm.

      E-6.11.A.ix TWComm is continuing to offer each Switched Service Product that it has commenced offering in an Expected Serving Area, in accordance with Section 33.B of this Agreement.

E-6.11.B AT&T and TWComm may mutually agree to waive or defer any Switched
Service Precondition. Notwithstanding any waiver or deferral, AT&T may elect to enforce a Switched Service Precondition as an Ongoing Condition pursuant to Section E-6.21 of this Appendix E-6.

E-6.12 Deadlines for Accomplishing Preconditions

E-6.12.A Notwithstanding Section E-6.9, if (1) TWComm has not delivered a
Preconditions Notice, in which AT&T subsequently concurs, for either Dedicated or Switched Services, within nine months of the respective Date of Expected
Availability set forth in the applicable MSA Schedule for a specific Expected
Serving Area, and (2) TWComm's failure to meet such deadline was not caused primarily by its inability (despite exercise of reasonable commercial efforts) to meet one or more Preconditions set forth in Sections E-6.10.A.i, E-6.10.A.ii, E-6.10.A.v (due to failure of AT&T to meet its obligations under Section 14), E-6.11.A.ii, E-6.11.A.iii (due to lack of appropriate interconnection arrangements), E-6.11.A.v (due to failure of AT&T to meet its obligations under
Section 14), E-6.11.A.vii or E-6.11.A.viii; then the applicable Ramp-Up Period for such Expected Serving Area shall not commence regardless of whether the applicable Preconditions are satisfied at a later date, unless AT&T provides its express written consent.

E-6.12.B If (i) TWComm has not delivered a Preconditions Notice, in which AT&T subsequently concurs, for either Dedicated or Switched Services,) within one year of the respective Date of Expected Availability set forth in the Applicable
MSA Schedule for a specific Expected Serving Area, and (ii) TWComm's failure to meet such deadline was not caused primarily by its inability (despite exercise of reasonable commercial efforts) to meet one or more Preconditions set forth in Sections E-6.10.A.i, E-6.10.A.ii, E-6.10.A.v (due to failure of AT&T to meet its obligations under Section 14), E-6.11.A.ii, E-6.11.A.iii (due to lack of appropriate interconnection arrangements), E-6.11.A.v (due to failure of AT&T to meet its obligations under Section 14), E-6.11.A.vii or E-6.11.A.viii; then AT&T and TWComm shall mutually agree to the future status of


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                                                                    APPENDIX E-6
                                                                   Page 10 of 28


such Expected Serving Area as set forth within this Section E-6.12.B. Such mutual agreement may include the following options:

      E-6.12.B.i Such Expected Serving Area shall commence its respective
      Ramp-Up Period upon the satisfaction of the applicable Preconditions, regardless of the length of time required to accomplish such Preconditions;

      E-6.12.B.ii Such Expected Serving Area shall commence its respective
      Ramp-Up Period upon a date certain to be specified by mutual agreement of the parties; or

      E-6.12.B.iii Such Expected Serving Area shall be deemed to be an Optional
      Serving Area (Optional Serving Areas have no AVTs).

E-6.12.C In the absence of a mutual agreement otherwise by AT&T and TWComm, such Expected Serving Area shall be deemed to be an Optional Serving Area.

E-6.12.D If one year from (1) the date that Dedicated Services are first offered within the Selected MSA, or (2) the Effective Date of the applicable MSA
Schedule, whichever is later, the Dedicated Ramp-Up Period has not commenced in at least one-half of the Expected Serving Areas, then TWComm may elect to terminate the applicable MSA Schedule pursuant to Section 31, which begins a Transition Period as described in Section E-6.22 of this Appendix
E-6.

E-6.12.E If one year from (1) the date that Switched Services are first offered within the Selected MSA, or (2) the Effective Date of the applicable MSA
Schedule, whichever is later, the Switched Ramp-Up Period has not commenced in at least one-half of the Expected Serving Areas, then TWComm may elect to immediately cease offering additional Switched Services within such MSA. AT&T shall be provided a two-year period to transition existing Switched Services within such MSA to another supplier before TWComm may cease providing existing
Switched Services. If TWComm makes such an election, then all S-AVTs for such MSA shall immediately be deemed to be zero for the term of such MSA Schedule.

E-6.13 Determination of Expected Serving Area Volume Targets

E-6.13.A With respect to Dedicated Services, during the Initial Period, the applicable Dedicated Services Expected Serving Area Volume Target ("D-XVT") shall be deemed to be zero, regardless of the D-AVT quantities specified in the applicable MSA Schedule.


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                                                                    APPENDIX E-6
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E-6.13.B With respect to Switched Services, during the Initial Period, the applicable Switched Services Expected Serving Area Volume Target ("S-XVT") shall be deemed to be zero, regardless of the S-AVT quantities specified in the applicable MSA Schedule.

E-6.13.C With respect to Dedicated Services, during the Ramp-Up Period for each Expected Serving Area, each respective D-XVT shall be determined by the applicable formula:

          *

          *

          *

E-6.13.D With respect to Switched Services, during the Ramp-Up Period for each Expected Serving Area, each respective S-XVT shall be determined by the applicable formula:

          *

          *

          *

E-6.13.E With respect to both Dedicated Services and Switched Services, during the respective Plateau Period, each respective XVT shall equal its corresponding
AVT specified in the MSA Schedule for such Expected Serving Area.

E-6.14 Determination of the MSA Volume Targets

E-6.14.A There are three Dedicated MSA Volume Targets ("D-MVTs") associated with the three Dedicated Discount Levels; and there are three Switched MSA Volume
Targets ("S-MVTs") associated with the three Switched Discount Levels. The D-MVT is equal to the sum of the Dedicated XVTs of each Expected Serving Area within the Selected MSA. As described in Section D-6.3 of this Appendix D-6, the date when each Ramp-Up Period and Plateau Period begins may vary among the Expected
Serving Areas within a Selected MSA; therefore, the amount of the XVT that each Expected Serving Area contributes towards the MVT shall vary accordingly.

E-6.14.B Each Dedicated MVT shall be determined pursuant to the applicable formula set forth below:

*


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                                                                    APPENDIX E-6
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   D-MVT 2 = *

   D-MVT 3 = *

E-6.14.C Each Switched MVT shall be determined pursuant to the applicable formula set forth below:

   S-MVT 1 = *

   S-MVT 2 = *

   S-MVT 3 = *

E-6.15 Determination of the National Volume Targets

E-6.15.A There are three Dedicated National Volume Targets ("D-NVTs") associated with the three Dedicated Discount Levels, and there are three Switched National
Volume Targets ("S-NVTs") associated with the three Switched Discount Levels.

E-6.15.B Each Dedicated NVT shall be determined pursuant to the applicable formula set forth below:

    D-NVT 1 = *

    D-NVT 2 = *

    D-NVT 3 = *

      E-6.15.B.i The Adjustment Factor shall vary by calendar year as follows:

            E-6.15.B.i.(a) The Adjustment Factor for 1996 shall be 1.06.

            E-6.15.B.i.(b) The Adjustment Factor for 1997 shall be 1.12.

            E-6.15.B.i.(c) The Adjustment Factor for 1998 and through the term of this Agreement shall be 1.19.

E-6.15.C Each Switched NVT shall be determined pursuant to the applicable formula set forth below:

           S-NVT 1 = *

           S-NVT 2 = *

           S-NVT 3 = *


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                                                                    APPENDIX E-6
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E-6.16 Determination of Local Discount Levels Achieved by AT&T

E-6.16.A The Dedicated Local Discount Level and the Switched Local Discount
Level that AT&T has achieved is determined once each calendar quarter-year period. This determination is made based on billing information for Services in effect as of the first Bill Date of the current quarter. Such billing information, along with records of Imputed Volumes, shall be used to determine
AT&T's Purchase Volume for the then current quarterly period ("Current Purchase
Volume").

      E-6.16.A.i Dedicated Services Purchase Volume is measured in DS-1
      Equivalents and is composed of: (1) all categories of Dedicated Services;
      (2) both categories of Switched Access Transport; and (3) the DS-1
      Switched Business Line Service Product. For the purposes of this Appendix
      E-6 Table 4,on page 26, specifies the DS-1 Equivalent for each Dedicated
      Service Product and Switched Access Transport. A Dedicated Service Full
      Service Arrangement shall not be measured a second time if such Service was previously provided as Transport Arrangement.

      E-6.16.A.ii Switched Services Purchase Volume is measured in Lines. For the purposes of this Appendix E-6, each SBL Service Product shall have the following value as specified in Lines:

            E-6.16.A.ii.(a) Each Analog Business Exchange Line shall equal one
            Line.

            E-6.16.A.ii.(b) Each Digital Business Exchange Line having a 56 kbps or 64 kbps Network Interface shall equal one Line.

            E-6.16.A.ii.(c) Each Digital Business Exchange Line having a 160 kbps Network Interface shall equal two Lines.

            E-6.16.A.ii.(d) Each Analog Business Exchange Trunk shall equal one
            Line.

            E-6.16.A.ii.(e) Each Digital Business Exchange Trunk having a 56 kbps or 64 kbps Network Interface shall equal one Line.

            E-6.16.A.ii.(f) With regard to Digital Business Exchange Trunks having 1.544 Mbps Network Interface, each active voice channel and active DS-O channel (an active channel is capable of originating or terminating calls) shall equal one Line.

E-6.16.B AT&T's Current Purchase Volume of Dedicated Services shall be compared to the then current Dedicated MSA Volume Target. The Dedicated


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                                                                    APPENDIX E-6
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Local Discount Level throughout the then current calendar quarter is the level corresponding to the highest Dedicated MSA Volume Target (D-MVT3, D-MVT2, or
D-MVT1) that AT&T's Current Purchase Volume of Dedicated Services within such
Selected MSA meets or exceeds.

E-6.16.C AT&T's Current Purchase Volume of Subscriber Lines shall be compared to the then current Switched MSA Volume Target. The Switched Local Discount Level throughout the then current calendar quarter is the level corresponding to the highest Switched MSA Volume Target (S-MVT3, S-MVT2, or S-MVT1) that AT&T's
Current Purchase Volume of Subscriber Lines within such MSA meets or exceeds.

E-6.17 Determination of National Discount Levels Achieved by AT&T

E-6.17.A The Dedicated National Discount Level and the Switched National
Discount Level that AT&T has achieved is determined once each calendar quarter-year period.

E-6.17.B The aggregate Current Purchase Volume of Dedicated Services across all
Selected MSAs shall be compared to the then current Dedicated National Volume
Target. The Dedicated National Discount Level throughout the then current calendar quarter is the level corresponding to the highest Dedicated National
Volume Target (D-NVT3, D-NVT2, or D-NVT1) that AT&T's aggregate Current Purchase
Volume of Dedicated Services meets or exceeds.

E-6.17.C The aggregate Current Purchase Volume of Subscriber Lines across all
Selected MSAs shall be compared to the then current Switched National Volume
Target. The Switched National Discount Level throughout the then current calendar quarter is the level corresponding to the highest Switched National
Volume Target (S-NVT3, S-NVT2, or S-NVT1) that AT&T's aggregate Current Purchase
Volume of Switched Services meets or exceeds.

E-6.18 Determination of Local Discounts

E-6.18.A The Local Discount applicable to Dedicated Services and Switched Access
Transport shall be determined by the following method;

      E-6.18.A.i Determine the Dedicated Local Discount Level which AT&T achieved in the Selected MSA for the then current quarterly period.

      E-6.18.A.ii Determine the Switched Local Discount Level which AT&T achieved in the Selected MSA for the then current quarterly period.


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                                                                    APPENDIX E-6
                                                                   Page 15 of 28


      E-6.18.A.iii Determine the then current Reference Price for the applicable
      Service Product within the Expected Serving Area pursuant to Section
      E-6.6.

      E-6.18.A.iv Determine the applicable Discount by identifying the cell on Table 5, on page 27 of this Appendix E-6, corresponding to the Dedicated
      Discount Level, Switched Discount Level and Reference Price determined in accordance with the methods set forth in this Appendix E-6.

E-6.18.B The Local Discount applicable to Call Delivery shall be based on the same method set forth in Section E-6.18.A, above, except that the applicable
Discount shall be determined from Table 6 on page 28 of this Appendix E-6.

E-6.19 Determination of National Discounts

E-6.19.A The National Discount applicable to Dedicated Services and Switched
Access Transport shall be determined by applying the Dedicated National Discount
Level which AT&T achieved for the then current quarterly period to Table 7, on page 29 of this Appendix E-6.

E-6.19.B The National Discount applicable to Call Delivery shall be determined by applying the Switched National Discount Level which AT&T achieved for the then current quarterly period to Table 8, on page 29 of this Appendix E-6.

E-6.20 Provisions for Adjusting the Discount; Sole Remedies

E-6.20.A The purchases that AT&T expects to make under this Agreement are contingent upon the quality of TWComm's service performance and certain other conditions. Accordingly, various provisions of this Agreement ("Ongoing
Conditions") have been specified in this Appendix E-6 which, if not met, may result in an adjustment of the Discount. Additionally, if any such cause for an adjustment to the Discount occurs during a Ramp-Up Period, the automatic progression of Ramp-Up Intervals shall be suspended, as described in further detail in this Section E-6.20. The adjustment of the Discount and suspension of the Ramp-Up Intervals are collectively referred to as "Remedies." Such Remedies, together with the other remedies set forth in Section 20 of this Agreement shall be AT&T's sole remedy with respect to TWComm's failure to satisfy or comply with any requirements that are reflected in any Ongoing Condition.

E-6.20.B [Intentionally omitted.]

E-6.20.C AT&T and TWComm may mutually agree to waive any Ongoing Condition.


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

                                                                    APPENDIX E-6
                                                                   Page 16 of 28


E-6.20.D If a failure to meet an Ongoing Condition applies solely to Dedicated
Services in an Expected Serving Area, then AT&T may apply Remedies only to Dedicated Services in such Expected Serving Area (i.e., Dedicated Services
Discount Levels and Dedicated Ramp-Up Intervals) with respect to that Ongoing
Condition. If a failure to meet an Ongoing Condition applies solely to Switched
Services in an Expected Serving Area, then AT&T may apply Remedies only to Switched Services in such Expected Serving Area (i.e., Switched Services
Discount Levels and Switched Ramp-Up Intervals) with respect to that Ongoing
Condition.

E-6.20.E If AT&T, in its reasonable discretion, determines that an Ongoing
Condition is not being met, AT&T will provide TWComm written notice of such ("Ongoing Condition Deficiency Notice"). If a cure period is applicable to that Ongoing Condition (as set forth in Section E-6.21), the cure period will commence upon TWComm's receipt of the Ongoing Condition Deficiency Notice. If following the prescribed cure period, AT&T, in its reasonable discretion, determines that the Ongoing Condition remains deficient, AT&T will provide
TWComm written notice of such deficiency and will indicate whether AT&T is electing to apply Remedies ("Ongoing Condition Remedies Notice"). (If no cure period is applicable to that Ongoing Condition, AT&T may provide an Ongoing
Condition Remedies Notice to TWComm when AT&T first so determines that an Ongoing Condition is not being met.) The Remedies are effective upon TWComm's receipt of an Ongoing Condition Remedies Notice.

      E-6.20.E.i TWComm may dispute a Ongoing Condition Deficiency Notice or an
      Ongoing Condition Remedies Notice by advising AT&T in writing of its reasons for dispute. If TWComm and AT&T do not reach mutual agreement regarding whether an Ongoing Condition is being met, either party may seek to have the dispute resolved through the ADR Process under Section 39 of the Agreement.

      E-6.20.E.ii The Remedies shall take effect and continue until the parties mutually agree (whether through the ADR Process under Section 39, or otherwise) that any disputed Ongoing Condition has been met, or until an arbitrator under the ADR Process determines that any such Ongoing
      Condition has been met.

      E-6.20.E.iii If it is determined that TWComm had not failed to meet the Ongoing Condition, or that its failure was excused under Section 38 of this Agreement, then AT&T will within 30 days reimburse TWComm, with immediately available funds, for the full amount of any difference in prices paid by it during the period Remedies were in effect for Services, and the prices AT&T would have paid during such period for Services purchased if the Remedies had not been in effect (together with interest thereon at the


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                                                                    APPENDIX E-6
                                                                   Page 17 of 28


      Late Factor (as defined in Appendix G-1) rate per diem for the period beginning with the date TWComm was entitled to such price difference to the Bill Date of such bill adjustment.

E-6.20.F With respect to a suspension of the Ramp-Up Schedule, upon the effective date of the Remedies, the accrual of the then current Ramp-Up Interval is suspended and the Ramp-Up Percentage applicable to that Ramp-Up Interval will not be added at the end of the then current quarterly period. Consequently, upon a suspension, the ramp-up progression is suspended for at least one quarterly period, even if an Ongoing Condition is corrected within such quarterly period.

E-6.20.G If Remedies are invoked by AT&T for TWComm's failure to meet an Ongoing
Condition and such failure relates solely to Dedicated Services, the D-XVT for each Expected Serving Area to which Remedies apply shall be deemed to be zero.
If Remedies are invoked by AT&T for TWComm's failure to meet an Ongoing
Condition and such failure relates solely to Switched Services, the S-XVT for each Expected Serving Area to which Remedies apply shall be deemed to be zero.
If Remedies are invoked by AT&T for TWComm's failure to meet an Ongoing
Condition and such failure relates to both Dedicated Services and Switched
Services, both the D-XVT and S-XVT for each Expected Serving Area to which Remedies apply shall be deemed to be zero. TWComm acknowledges that if Remedies are invoked with respect to the Ongoing Conditions set forth in Sections
E-6.21.B, E-6.21.D or E-6.21.G that such Remedies apply to all Expected Serving
Areas within such Selected MSA. If TWComm fails to meet the Ongoing Condition specified in E-6.21.B both the D-XVT and S-XVT for each Expected Serving Area to which Remedies apply shall be deemed to be zero.

E-6.20.H Subject to Section E-6.20.H.i through E-6.20.H.iii, Remedies shall cease upon the first day of the calendar quarter following the date when TWComm notifies AT&T in writing that it is meeting each of the Ongoing Conditions
("Ongoing Conditions Satisfaction Notice") except with respect to the Ongoing
Condition specified in Section E-6.21.B, which shall be governed by the provisions set forth in such Section E-6.21.B and Appendix J rather than this Section E-6.20.H.

      E-6.20.H.i AT&T may dispute the Ongoing Conditions Satisfaction Notice by giving TWComm written notice of such, specifying the reasons for such dispute ("Ongoing Conditions Dispute Notice") within 30 days of the AT&T's receipt of the Ongoing Conditions Satisfaction Notice.

      E-6.20.H.ii If TWComm and AT&T do not reach mutual agreement regarding whether TWComm has satisfied the disputed Ongoing Condition(s), either party may seek to have the dispute resolved though the ADR Process under
      Section 39.


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                                                                    APPENDIX E-6
                                                                   Page 18 of 28


      E-6.20.H.iii The Remedies shall continue until the parties mutually agree
      (whether through the ADR Process under Section 39, or otherwise) that any disputed Ongoing Condition has been met, or until an arbitrator under the ADR Process determines that any such Ongoing Condition has been met.

      E-6.20.H.iv If it is determined that TWComm had properly issued the Ongoing Conditions Satisfaction Notice, then AT&T will within 30 days reimburse TWComm, with immediately available funds, for the full amount of any difference in prices paid for Services by it during the portion of the period Remedies were in effect after such Notice would otherwise have rescinded the Remedies under Section D-6.20.G, and the prices AT&T would have paid during such period for Services purchased if the Remedies had not been in effect (together with interest thereon at the Late Factor (as defined in Appendix G-1) rate per diem for the period beginning with the date TWComm was entitled to such price difference to the Bill Date of such bill adjustment.

E-6.20.I Whenever the Ramp-Up Schedule resumes after a Ramp-Up suspension, the Ramp-Up Interval that would have accrued had the Remedies not been invoked will accrue in the following quarterly period.

E-6.20.J If certain Remedies are in effect for extended periods for a majority of Expected Serving Areas, as set forth below, then TWComm shall have the following options:

      E-6.20.J.i Notwithstanding Sections 33.A and 33.B of this Agreement and
      Section E-6.21.H of this Appendix E-6, if Remedies applicable solely to Dedicated Services are in effect for at least one-half of the Expected
      Serving Areas in a MSA for more than 12 consecutive months, then TWComm may elect to immediately withdraw its offering of additional Dedicated
      Services in such MSA, and with two years notice to permit AT&T to transition existing Dedicated Services to another supplier, elect to withdraw its offering of existing Dedicated Services. Upon such an election the Dedicated MSA Volume Target (D-MVT) for such MSA shall be deemed to be zero for the term of such MSA Schedule.

      E-6.20.J.ii Notwithstanding Sections 33.A and 33.B of this Agreement and
      Section E-6.21.H of this Appendix E-6, if Remedies applicable solely to Switched Services are in effect for at least one-half of the Expected
      Serving Areas in a MSA for more than 12 consecutive months, then TWComm may elect to immediately withdraw its offering of additional Switched
      Services within such MSA, and with two years notice to permit AT&T to transition existing Switched Services to another supplier, elect to withdraw its offering of existing Switched Services. Upon such an election


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                                                                    APPENDIX E-6
                                                                   Page 19 of 28


      the Switched MSA Volume Target (S-MVT) for such MSA shall be deemed to be zero for the term of such MSA Schedule.

      E-6.20.J.iii If Remedies applicable to both Dedicated Services and
      Switched Services are in effect for at least one-half of the Expected
      Serving Areas for more than 12 consecutive months, then TWComm may elect to terminate the applicable MSA Schedule pursuant to Section 32 of this Agreement.

E-6.21 Ongoing Conditions

E-6.21.A AT&T may elect to enforce a Dedicated Precondition or Switched
Precondition which it had previously waived, subject to a 60 day cure period.

E-6.21.B TWComm shall provide Satisfactory Performance pursuant to Section 18 and Appendix K. TWComm shall be deemed to have failed this Ongoing Condition if TWComm's Service Performance is determined to be Less Than Satisfactory in any three Performance Evaluation Periods out of a period of five consecutive
Performance Evaluation Periods, as defined in Appendix K. TWComm shall be deemed to have met this Ongoing Condition at the time TWComm has two consecutive
Performance Evaluation Periods of Satisfactory Performance.

E-6.21.C TWComm shall have the capability to provide each of the Service
Products set forth below to all locations within the applicable Expected Serving
Area:

      E-6.21.C.i Each of the Service Products set forth in Section E-6.10.A.iii and E-6.11.A.iii. No cure period shall apply to these Service Products..

      E-6.21.C.ii 2.048 Mbps Dedicated Service and Digital Business Exchange
      Line Service subject to a 90 day cure period.

E-6.21.D TWComm shall be capable of providing Type I provisioning pursuant to
Section 15 and Appendix H of this Agreement. No cure period shall be provided for this Ongoing Condition.

E-6.21.E TWComm shall maintain all regulatory certifications, authorizations, and permits needed to offer the Services listed in the applicable MSA Schedule.
No cure period shall apply to this Ongoing Condition.

E-6.21.F TWComm shall maintain interconnection agreements with the LEC that are consistent with the principles set forth for such agreements in Appendix I. A cure period of 60 days shall apply to this Ongoing Condition.


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                                                                    APPENDIX E-6
                                                                   Page 20 of 28


E-6.21.G TWComm shall upgrade its network and infrastructure with functionalities and capabilities that are no less than those generally available in the applicable Selected MSA from the LEC or a Similarly Situated CAP and that are based on technology that is generally available on a commercially reasonable basis, and which AT&T generally expects from Similarly Situated CAPs in that MSA. A cure period of six months shall apply to this Ongoing Condition.

E-21.H TWComm shall continue offering all Service Products that it has commenced offering in an Expected Serving Area, in accordance with Section 33.B of this Agreement.

E-6.22 Transition Period

E-6-22.A Various provisions of this Agreement provide either AT&T or TWComm an election to begin a "Transition Period," in which AT&T will transition the affected Services it is then obtaining from TWComm in a Selected MSA to an alternative source of supply without receiving lower Discounts as the volume of Services purchased from TWComm decreases during such transition.

E-6.22.B During any such Transition Period the Discounts applicable to Dedicated
Services, Switched Access Transport and Call Delivery shall be * (1) the
Discounts that applied * of the then current quarter-year period based on AT&T's Current Purchase Volume, or (2) the Discounts AT&T * .

E-6.22.C The maximum time period for a Transition Period, with respect to a Selected MSA, shall be two years.

E-6.23 Imputed Volumes

E-6.23.A Various provisions of this Agreement provide for AT&T to receive credit towards its * as a result of actions * .

E-6.23.B If AT&T issues a Service request to TWComm for any Service Product that TWComm is then offering within the Current Serving Area and (i) TWComm declines the request, or (ii) fails to confirm AT&T's requested due date such that AT&T then fills the request with another supplier, then AT&T shall receive Imputed
Volumes as follows:

      E-6.23.B.i The Imputed Volume * for a period of three years thereafter.


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                                                                    APPENDIX E-6
                                                                   Page 21 of 28


      E-6.23.B.ii The quantity of the * shall be counted as if * .

      E-6.23.B.iii * shall not be credited if (1) AT&T's requested due date did not allow TWComm a reasonably sufficient provisioning interval, (2)
      TWComm's failure to fulfill such Service request was due to an act or omission of AT&T or AT&T's customer, or (3) if AT&T's Service request specifies Type II provisioning to a location for which TWComm is capable of Type I provisioning.

E-6.23.C AT&T shall receive * for sales that TWComm makes directly to end-user customers as follows:

      E-6.23.C.i With respect to each Similar Service to Dedicated Services that
      TWComm provides directly to an end-user customer within an Expected
      Serving Area during the respective Dedicated Ramp-Up Period and Plateau
      Period (excluding sales to common carriers and sales to other TWComm customers for the purpose of resale), AT&T * the applicable DS-1
      Equivalent for each such Similar Service * so long as TWComm provides such Similar Service to such end-user customer.

      E-6.23.C.ii With respect to each Similar Service to Subscriber Lines that
      TWComm provides directly to an end-user customer within an Expected
      Serving Area during the first two years of the Switched Ramp-Up Period
      (excluding sales to common carriers and sales to other TWComm customers for the purpose of resale), AT&T * for each such Similar Service
      (measured in Lines) * so long as TWComm provides such Similar Service to such end-user customer, provided that such end-user customer elects
      AT&T as its Primary Interexchange Carrier for such Similar Service.

E-6.24 TWComm's Election Not To Lower Base Prices

E-6.24.A If TWComm elects to charge AT&T the Base Price provided for in Section
E-2.7 of Appendix E-2, and Sections E-3.3.F or E-3.5.D of Appendix E-3, then
Discounts for all Dedicated Services, Switched Access Transport and Call
Delivery within the applicable Selected MSA shall be the Discounts applicable to such Services during the Initial Period.

      E-6.24.A.i. If, however, TWComm's election is with regard to a Switched
      Service, and AT&T's actual purchases for Switched Services are, at that time, * of the sum of the S-AVTs for each Expected Serving area then within a Switched Ramp-Up Period or Plateau Period, then the Dedicated
      Discount Level for the affected Selected MSA shall be


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                                                                    APPENDIX E-6
                                                                   Page 22 of 28


      Dedicated Discount Level 2, unless AT&T is actually achieving a higher
      Discount Level.

      E-6.24.A ii If, however, TWComm's election is with regard to a Dedicated
      Service and AT&T's actual purchases for Dedicated Services are, at that time, * of the sum of the D-AVTs for each Expected Serving area then within a Dedicated Ramp-Up Period or Plateau Period, then the Switched
      Discount Level for the affected Selected MSA shall be Switched Discount
      Level 2, unless AT&T is actually achieving a higher Discount Level.


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

                                                                    APPENDIX E-6
                                                                   Page 23 of 28


                                     TABLE 2

         DEDICATED SERVICES AND SWITCHED ACCESS REFERENCE PRICE RANGES
                       (All amounts shown are in dollars)

------------------------------------------------------------------------------------------------------------------------------------
     Service                                            Reference Price Ranges
                 -------------------------------------------------------------------------------------------------------------------
     Products       Range D'    Range C'     Range B'     Range A'    Range A      Range B        Range C    Range D      Range E
------------------------------------------------------------------------------------------------------------------------------------
DS-3 Service        *

------------------------------------------------------------------------------------------------------------------------------------
DS-1 Service        *

------------------------------------------------------------------------------------------------------------------------------------
 Fractional         *
DS-1 Service
------------------------------------------------------------------------------------------------------------------------------------
DS-0 Service        *

------------------------------------------------------------------------------------------------------------------------------------
   Digital          *
   Subrate
   Service
------------------------------------------------------------------------------------------------------------------------------------
 Voice Grade        *
   Service
------------------------------------------------------------------------------------------------------------------------------------
 2.048 Mbps         *
   Service
====================================================================================================================================
  DS-3 S.A.         *
  Transport
------------------------------------------------------------------------------------------------------------------------------------
  DS-1 S.A.         *
  Transport
------------------------------------------------------------------------------------------------------------------------------------
Call Delivery       *

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
     Service      Reference Price Ranges
                 ------------------------
     Products      Range F      Range G
-----------------------------------------
DS-3 Service       *

-----------------------------------------
DS-1 Service       *

-----------------------------------------
 Fractional        *
DS-1 Service
-----------------------------------------
DS-0 Service       *

-----------------------------------------
   Digital         *
   Subrate
   Service
-----------------------------------------
 Voice Grade       *
   Service
-----------------------------------------
 2.048 Mbps        *
   Service
=========================================
  DS-3 S.A.        *
  Transport
-----------------------------------------
  DS-1 S.A.        *
  Transport
-----------------------------------------
Call Delivery      *

-----------------------------------------

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

                                                                    APPENDIX E-6
                                                                   Page 24 of 28

                                     TABLE 3

                    DEDICATED SERVICES AND SWITCHED SERVICES
                                RAMP-UP SCHEDULE

--------------------------------------------------------------------------------
       Ramp-Up Interval                    Ramp-Up Percentages
                           -----------------------------------------------------
                              Dedicated Services         Switched Services
--------------------------------------------------------------------------------
              1.                      *
--------------------------------------------------------------------------------
              2.                      *
--------------------------------------------------------------------------------
              3.                      *
--------------------------------------------------------------------------------
              4.                      *
--------------------------------------------------------------------------------
              5.                      *
--------------------------------------------------------------------------------
              6.                      *
--------------------------------------------------------------------------------
              7.                      *
--------------------------------------------------------------------------------
              8.                      *
--------------------------------------------------------------------------------
              9.                      *
--------------------------------------------------------------------------------
              10.                     *
--------------------------------------------------------------------------------
              11.                     *
--------------------------------------------------------------------------------
              12.                     *
--------------------------------------------------------------------------------
              13.                                                *
--------------------------------------------------------------------------------
              14.                                                *
--------------------------------------------------------------------------------
              15.                                                *
--------------------------------------------------------------------------------
              16.                                                *
--------------------------------------------------------------------------------
              17.                                                *
--------------------------------------------------------------------------------
              18.                                                *
--------------------------------------------------------------------------------
              19.                                                *
--------------------------------------------------------------------------------
              20.                                                *
--------------------------------------------------------------------------------

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

                                                                    APPENDIX E-6
                                                                   Page 25 of 28


                                     TABLE 4

                                DS-1 EQUIVALENTS

              (for determining Dedicated Service Purchase Volumes)

--------------------------------------------------------------------------------
           SERVICE PRODUCT                                 DS-1 EQUIVALENT
--------------------------------------------------------------------------------
Dedicated Services (both Whole Services
and Transport Services)
--------------------------------------------------------------------------------
           DS-3 Service                                          28
--------------------------------------------------------------------------------
           DS-1 Service                                           1
--------------------------------------------------------------------------------
           Fractional DS-1 Service                     .042 per 64 kbps portion
--------------------------------------------------------------------------------
           DS-0 Service                                         .042
--------------------------------------------------------------------------------
           Digital Subrate Service                              .042
--------------------------------------------------------------------------------
           Voice Grade Service                                  .042
--------------------------------------------------------------------------------
           2.048 Mbps Service                                     2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switched Access Service
--------------------------------------------------------------------------------
          (DS-3) Local Transport                                 28
--------------------------------------------------------------------------------
          (DS-1) Local Transport                                  1
--------------------------------------------------------------------------------

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
                                                                    APPENDIX E-6
                                                                   Page 26 of 28
                                     TABLE 5

                       DEDICATED SERVICES LOCAL DISCOUNTS

Then Current Dedicated
Services Discount Level

--------------------------------------------------------------------------------
   Then Current Switched Services Purchase Volumes are below Discount Level 1
--------------------------------------------------------------------------------
              Range D'      Range C'      Range B'      Range A'      Range A
--------------------------------------------------------------------------------
Level 1          *
--------------------------------------------------------------------------------
Level 2          *
--------------------------------------------------------------------------------
Level 3          *
--------------------------------------------------------------------------------
            Then Current Switched Services Discount Level is Level 1
--------------------------------------------------------------------------------
              Range D'      Range C'      Range B'      Range A'      Range A
--------------------------------------------------------------------------------
Level 1          *
--------------------------------------------------------------------------------
Level 2          *
--------------------------------------------------------------------------------
Level 3          *
--------------------------------------------------------------------------------
            Then Current Switched Services Discount Level is Level 2
--------------------------------------------------------------------------------
              Range D'      Range C'      Range B'      Range A'      Range A
--------------------------------------------------------------------------------
Level 1          *
--------------------------------------------------------------------------------
Level 2          *
--------------------------------------------------------------------------------
Level 3          *
--------------------------------------------------------------------------------
            Then Current Switched Services Discount Level is Level 3
--------------------------------------------------------------------------------
              Range D'      Range C'      Range B'      Range A'      Range A
--------------------------------------------------------------------------------
Level 1          *
--------------------------------------------------------------------------------
Level 2          *
--------------------------------------------------------------------------------
Level 3          *
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
            Then Current Switched Services Purchase Volumes are below Discount Level 1
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E       Range F        Range G
-----------------------------------------------------------------------------------------
Level 1      *
-----------------------------------------------------------------------------------------
Level 2      *
-----------------------------------------------------------------------------------------
Level 3      *
-----------------------------------------------------------------------------------------
                     Then Current Switched Services Discount Level is Level 1
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E       Range F        Range G
-----------------------------------------------------------------------------------------
Level 1      *
-----------------------------------------------------------------------------------------
Level 2      *
-----------------------------------------------------------------------------------------
Level 3      *
-----------------------------------------------------------------------------------------
                     Then Current Switched Services Discount Level is Level 2
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E       Range F        Range G
-----------------------------------------------------------------------------------------
Level 1     *
-----------------------------------------------------------------------------------------
Level 2     *
-----------------------------------------------------------------------------------------
Level 3     *
-----------------------------------------------------------------------------------------
                     Then Current Switched Services Discount Level is Level 3
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E       Range F        Range G
-----------------------------------------------------------------------------------------
Level 1     *
-----------------------------------------------------------------------------------------
Level 2     *
-----------------------------------------------------------------------------------------
Level 3     *
-----------------------------------------------------------------------------------------

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                                                                    APPENDIX E-6
                                                                   Page 27 of 28


                                    TABLE 6

                    SWITCHED ACCESS SERVICE LOCAL DISCOUNTS

   Then Current
Switched Services
  Discount Level

--------------------------------------------------------------------------------
            Then Current Dedicated Services Discount Level is Level 1
--------------------------------------------------------------------------------
               Range D'      Range C'       Range B'     Range A'      Range A
--------------------------------------------------------------------------------
Level 1           *
--------------------------------------------------------------------------------
Level 2           *
--------------------------------------------------------------------------------
Level 3           *
--------------------------------------------------------------------------------
            Then Current Dedicated Services Discount Level is Level 2
--------------------------------------------------------------------------------
               Range D'      Range C'       Range B'     Range A'      Range A
--------------------------------------------------------------------------------
Level 1           *
--------------------------------------------------------------------------------
Level 2           *
--------------------------------------------------------------------------------
Level 3           *
--------------------------------------------------------------------------------
            Then Current Dedicated Services Discount Level is Level 3
--------------------------------------------------------------------------------
               Range D'      Range C'       Range B'     Range A'      Range A
--------------------------------------------------------------------------------
Level 1           *
--------------------------------------------------------------------------------
Level 2           *
--------------------------------------------------------------------------------
Level 3           *
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                Then Current Dedicated Services Discount Level is Level 1
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E        Range F       Range G
-----------------------------------------------------------------------------------------
Level 1      *
-----------------------------------------------------------------------------------------
Level 2      *
-----------------------------------------------------------------------------------------
Level 3      *
-----------------------------------------------------------------------------------------
                 Then Current Dedicated Services Discount Level is Level 2
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E        Range F       Range G
-----------------------------------------------------------------------------------------
Level 1     *
-----------------------------------------------------------------------------------------
Level 2     *
-----------------------------------------------------------------------------------------
Level 3     *
-----------------------------------------------------------------------------------------
               Then Current Dedicated Services Discount Level is Level 3
-----------------------------------------------------------------------------------------
          Range B       Range C       Range D       Range E        Range F       Range G
-----------------------------------------------------------------------------------------
Level 1     *
-----------------------------------------------------------------------------------------
Level 2     *
-----------------------------------------------------------------------------------------
Level 3     *
-----------------------------------------------------------------------------------------


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

                                                               APPENDIX E-6
                                                               Page 28 of 28

                            TABLE 7

          DEDICATED SERVICES AND SWITCHED ACCESS TRANSPORT
                        NATIONAL DISCOUNTS

--------------------------------------------------------------
Then Current Dedicated Services            National Discount
  National Discount Level
--------------------------------------------------------------
         Level 1                                 *
--------------------------------------------------------------
         Level 2                                 *
--------------------------------------------------------------
         Level 3                                 *
--------------------------------------------------------------

                            TABLE 8

                CALL DELIVERY NATIONAL DISCOUNTS

--------------------------------------------------------------
Then Current Switched National            National Discount
       Discount Level
--------------------------------------------------------------
         Level 1                                 *
--------------------------------------------------------------
         Level 2                                 *
--------------------------------------------------------------
         Level 3                                 *
--------------------------------------------------------------

                                                                      APPENDIX F
                                                                     Page 1 of 3


                             NETWORK SPECIFICATIONS

F.1 Introduction

F.1.A This Appendix F sets forth requirements related to the deployment of TWComm's network (the "Network") in each Selected MSA. Such requirements do not apply to LEC facilities associated with Type II provisioning.

F.1.B Unless mutually agreed to by AT&T and TWComm, the Network in each Selected MSA shall adhere to the requirements set forth in this Appendix F and the Network Design Plan applicable to such Selected MSA.

F.1.C AT&T acknowledges that TWComm is under no obligation to comply with the network requirements set forth in this Appendix F in any MSA, except to the extent that TWComm is providing Services under this Agreement to AT&T.

F.2 Network Design Plan

F.2.A The design of the Network in each Selected MSA shall be set forth in a Network Design Plan acceptable to AT&T. Each Network Design Plan shall provide, at a minimum, a logical, physical and design-rule diagram of the Network which shows the interconnection between all Network elements from the AT&T Serving Office to each Served Premises, as well as the engineering rules for Network growth.

F.3 Network Capabilities

F.3.A With respect to the portion of the Network supporting Dedicated Services, such Network shall be capable of providing all Dedicated Services Products described in Appendix D-1 of this Agreement.

F.3.B With respect to the portion of the Network supporting Switched Services, such Network shall be capable of providing all Switched Services Products described in Appendixes D-2 through D-4 of this Agreement.

F.4 Network Requirements

F.4.A All equipment from the TWComm Node in the AT&T Serving Office to the TWComm Node in the common space in the Served Premises (or Transport Premises with respect to Transport Arrangements) shall consist exclusively of equipment incorporating SONET platform technology and shall be on fiber-based self-healing rings.

F.4.B With respect to Dedicated Services Primary Channel Terminations, the Network shall be capable of providing a DS-3 Network Interface or other Network


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
                                                                      APPENDIX F
                                                                     Page 2 of 3

Interfaces AT&T may designate in accordance with Appendixes D-1, D-2 and D-3 of this Agreement.

F.4.C TWComm shall collocate in, and interconnect with, the LEC LSO within each Expected Serving Area in accordance with the applicable requirements of this Appendix F and Appendix I.

F.4.D The Network shall not permit traffic of any other interexchange carrier to be routed through any AT&T Serving Office, nor shall it permit AT&T's traffic to be routed through the serving office of any other interexchange carrier.

F.4.E Except for terminating traffic and Class 5 switching functionality, or for Facilities beyond the add-drop multiplexor in a Customer Premises, the Network shall contain 100 percent redundancy in electronics and transmission paths so that in the event of a failure, Services are interrupted only for the time required to activate the redundant capacity. Redundant systems shall have the capacity to transport all applicable Services.

F.4.F The Network shall incorporate automatic restoration for all network elements which the then current, state-of-the-art technology supports (subject to Section E-6.21.G of Appendix E-6 of this Agreement).

F.4.G With respect to each Served Premises (for Full Service Arrangements) or Transport Premises (for Transport Arrangements), if the LEC then provides or had ever provided a dual-entrance facility arrangement, then the Network shall also provide a dual-entrance facility arrangement.

F.4.H The Network shall conform to AT&T's inside and outside plant standards as set forth in the then current version of each of the following AT&T technical references, a copy of which has been provided to TWComm:

      F.4.H.i "TR-NWT-000063, Network Equipment Building System (NEBS), Generic Equipment Requirements;"

      F.4.H.ii "AT&T 900-200-210, Lightguide Cable Systems Outside Plant Standards Handbook;"

      F.4.H.iii "Redundancy & Diversity Requirements for OC-n (i.e., 48,12,3...) Equipment" (AT&T internal memorandum);

      F.4.H.iv "Outside Plant Physical Diversity Criteria" (AT&T internal memorandum); and


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
                                                                      APPENDIX F
                                                                     Page 3 of 3

      F.4.H.v "AT&T 803-500-410, Grounding Practices Isolated Ground Planes Engineering and Application Information Criteria for Analog & Digital Switches."


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
                                                                    APPENDIX G-1
                                                                     Page 1 of 7


                              BILLING AND PAYMENT

G-1.1 Introduction

G-1.1.A This Appendix G-1 sets forth the terms and conditions applicable to TWComm's billing of AT&T for all Services except POP to POP Services (as defined in Section G-2.1.A of Appendix G-2). Certain provisions of this Appendix G-1 are also incorporated by reference in Appendix G-2 and thereby made applicable to such POP to POP Facilities.

G-1.1.B Except as provided in Section G-1.1.C, TWComm shall comply with the requirements set forth in this Appendix G-1 as of the Effective Date of this Agreement.

G-1.1.C TWComm shall satisfy the requirements set forth in the most current version of AT&T's Competitive Access Standard Billing Requirements ("CASBR") document in its entirety on an ongoing basis starting as of the Effective Date of this Agreement. In the event of a discrepancy between this Appendix G-1 and AT&T's CASBR document, AT&T's CASBR document will govern.

G-1.2 General Billing Responsibilities

G-1.2.A TWComm shall issue monthly bills. TWComm intends to conform to the format, generic contents (including without limitation jurisdictional information), itemization detail, billing date, and transmission medium for the bills as specified in Section G-1.3 and Section G-1.4 of this Appendix G-1 and in AT&T's CASBR document.

G-1.2.B The monthly bills issued by TWComm shall be timely, accurate, and consistent with AT&T's DMOQs as described in Section 18 of this Agreement.

G-1.2.C TWComm will participate in the AT&T Supplier Quality Certification (SQC) process as described in Special Access Certification Handbook and Switched Access Certification Toolkit which has been previously provided to TWComm by AT&T. The parties will negotiate in good faith the proposed SQC operating agreement called for by the SQC process.

G-1.3 Bill Specifications

G-1.3.A TWComm's bills shall be provided to AT&T in a mechanized industry standard format agreed to by AT&T. TWComm shall provide Small Exchange Carrier Access Billing (SECAB) formatted bills.


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
                                                                    APPENDIX G-1
                                                                     Page 2 of 7


      G-1.3.A.i AT&T's SECAB billing format requirements will be those record layouts specified in the Mechanized Format Appendix of the most current version of SECAB document SROPP-001856 and TWComm-specific billing records as described in CASBR.

      G-1.3.A.ii TWComm shall obtain and implement in a timely manner all updates to the SECAB industry standard guidelines.

G-1.3.B Except as otherwise provided in Section G-1.3.C of this Appendix G-1, TWComm shall transmit bills via a data transmission network based on Network DataMover ("Connect Direct(1)") technology (or such similar data transfer system designated by AT&T), to the location designated by AT&T. The specifications for this transmission are set forth in AT&T's CASBR document.

G-1.3.C TWComm's interconnection to, and use of, a data transmission network based on Connect Direct technology (or such similar data transfer system designated by AT&T) will be subject to a separate contract, and AT&T shall have no obligation under this Agreement to make interconnection to, and use of, Connect Direct or such network (or such similar data transfer system) available to TWComm. If TWComm is unable, for any reason, to obtain the use of Connect Direct or such network (or such similar data transfer system), or to successfully transmit bills via Connect Direct and such network (or such similar data transfer system), to the location designated by AT&T, TWComm shall, at TWComm's expense, provide bills to AT&T within the time period prescribed by Section G-1.4.B of this Appendix G-1, using an alternative mechanized medium (e.g., electronic, magnetic, or optical) that is satisfactory to AT&T. At minimum, such alternative medium must provide AT&T with bills that (i) meet AT&T's SECAB billing format requirements referenced in Section G-1.3.A of this Appendix G-1, or such other format requirements as specified by AT&T; (ii) are accurate as to content; and (iii) provide sufficient detail to allow AT&T to perform booking and verification.

G-1.4 Bill Receipt

G-1.4.A AT&T and TWComm will mutually agree to the monthly bill date ("Bill Date") that shall appear on the face page of TWComm's bills in the bill date field. TWComm will not change the Bill Date without the express written consent of AT&T.

G-1.4.B TWComm will transmit bills on a timely basis to enable AT&T to receive and accept the bill no later than 10 days of the Bill Date. A bill will be deemed accepted by AT&T when it passes all up-front format edits (i.e., all critical fields

----------
(1) Network DataMover and Connect Direct are registered trademarks of Sterling Software, Inc.


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
                                                                    APPENDIX G-1
                                                                     Page 3 of 7


have been duly completed in accordance with the CASBR document, including the vendor-specific appendixes applicable to TWComm that has been approved by TWComm) by AT&T's billing systems.

G-1.4.C If AT&T does not receive and accept a bill until more than 10 days after the Bill Date, the bill will be considered late and payment will be extended in accordance with the specifications set forth in Section G-1.5.B of this Appendix G-1.

      G-1.4.C.i Subject to Section G-1.4.C.iii, if the bill does not clear the initial edits in AT&T's bill payment system, the bill may be considered late subject to Sections G-1.4.C.ii and G-1.4.C.iii below.

      G-1.4.C.ii If the bill cannot be initially accepted by AT&T and requires retransmission by TWComm, it will be considered late if the bill is ultimately accepted more than 10 days after the Bill Date.

      G-1.4.C.iii If a bill does not clear the initial edits but is subsequently found to be free of error, the bill will not be considered late.

G-1.4.D At AT&T's direction, TWComm will establish multiple Bill Dates and segregate the bills as reasonably specified by AT&T. It shall not be deemed to be unreasonable for AT&T to direct any degree of bill segregation to the extent that the LEC or another Similarly Situated CAP offers such degree of bill segregation.

G-1.5 Bill Payment

G-1.5.A The date on which AT&T's bill payment will be due ("Payment Due Date") shall be determined in accordance with this Section G-1.5, and such Payment Due Date shall be controlling regardless of whether any different payment due date is specified from time to time on the bill or otherwise by TWComm.

G-1.5.B For bills accepted by AT&T within 10 days or less after the Bill Date, the Payment Due Date will be 30 days after the Bill Date.

G-1.5.C For bills accepted by AT&T more than 10 days after the Bill Date, the Payment Due Date will be 20 days after the date the bill was accepted by AT&T. AT&T will not be subject to late payment charges from TWComm to the extent this delay in payment was due to the late bill.

G-1.5.D TWComm will participate with AT&T in a monthly bill period closure which will close the period to further financial analysis and transactions. The bill period closure specifications are set forth in a separate agreement (the "Bill


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
                                                                    APPENDIX G-1
                                                                     Page 4 of 7


Period Closure Agreement") which shall be negotiated in good faith between AT&T and TWComm. This closure will take place within the time frame specified in AT&T's DMOQs as described in Section 18 of this Agreement.

G-1.5.E AT&T retains the right to withhold all, or a portion, of the payment because of disputes over all, or a portion, of the bill, respectively. AT&T may only withhold that portion of the bill that is being disputed. Disputed charges will be subject to the terms and conditions stated in the Bill Period Closure Agreement referenced in Section G-1.5.D of this Appendix G-1.

G-1.5.F AT&T will make payment to a designated bank account of TWComm (to be provided by TWComm) by electronic funds transfer or, at AT&T's option, any other means reasonably designated by AT&T that provide for funds to be available to TWComm no later than the Payment Due Date. If TWComm does not receive the electronic funds transfer, or other means of payment from AT&T, TWComm will promptly contact AT&T.

G-1.5.G If the Payment Due Date for any month falls on a Sunday or on an AT&T or bank holiday which is observed on a Monday, payment will be made on the first non-holiday day following such Sunday or holiday. If such Payment Due Date falls on a Saturday or on an AT&T or bank holiday which is observed on a Tuesday, Wednesday, Thursday, or Friday, payment will be made on the last non-holiday preceding such Saturday or holiday. Upon TWComm's request AT&T shall provide for each Selected MSA a list of AT&T holidays for the then current year.

G-1.5.H Any payment received by TWComm after the Payment Due Date will be subject to a late payment charge, except as provided for in Section G-1.5.C. and Section G-1.5.G of this Appendix G-1. The per diem late payment charge shall be the portion of the billed amount that remains due and unpaid after the Payment Due Date, multiplied by a Late Factor.

      G-1.5.H.i To the extent permitted by law, the Late Factor shall be based on an annual interest rate calculated as 2 percent above the interest rate reported as the "prime rate" in the eastern edition of the Wall Street Journal for the first day following the Payment Due Date. Such interest rate shall be divided by 365 days to determine the Late Factor.

      G-1.5.H.ii The Late Factor shall be applied to the number of days from the Payment Due Date to and including the date that AT&T actually makes payment to TWComm.

G-1.5.I Any billing in excess of amounts actually due by TWComm shall be subject to a credit. The per diem credit shall be the amount in excess of amounts actually due that TWComm billed to AT&T, multiplied by the Late


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
                                                                    APPENDIX G-1
                                                                     Page 5 of 7


Factor. The credit shall be applied to the number of days from the Payment Due Date of the billed excess amounts to and including the Payment Due Date of the bill that contains the credits for such amounts billed in excess.

G-1.5.J AT&T will have no liability for late payment charges arising from delays due to bank errors caused through no fault of AT&T or arising from delays caused by TWComm. Rather, the discrepancy will be resolved by the banks involved. AT&T and TWComm will work cooperatively to notify the banks involved and for coordinating the resolution of the discrepancy.

G-1.6 Additional Billing Specifications

G-1.6.A TWComm shall bill AT&T for the Switched Services minutes of use in the first monthly bill following the actual usage date. For example, a April 1, 1996 Bill Date should reflect the Switched Services minutes of use charges for the period of March 1, 1996 through March 31, 1996.

G-1.6.B TWComm shall bill AT&T for Dedicated Services nonrecurring installation charges and the applicable portion of the first month's recurring charges in the first monthly bill after the Dedicated Service has been accepted by AT&T. For example, a April 1, 1996 Bill Date should reflect the nonrecurring charges for Dedicated Services accepted by AT&T during the period of March 1, 1996 through March 31, 1996.

G-1.6.C TWComm shall bill AT&T for the Dedicated Services monthly recurring charges one month in advance of the actual usage. For example, a April 1, 1996 Bill Date should reflect the Dedicated Services monthly recurring charges for the period of April 1, 1996 through April 30, 1996.

G-1.6.D Notwithstanding Section G-1.6.B and Section G-1.6.C of this Appendix G-1, TWComm will not bill, nor will AT&T be obligated to pay for, any service prior to the due date requested by AT&T on the Access Service Request ("ASR") or the date AT&T accepts the service in accordance with Section 17 of this Agreement, whichever is later.

G-1.6.E TWComm shall bill AT&T for Local Calling Services in accordance with the format and specifications set forth in this Appendix G-1. In addition, TWComm shall provide unique values in the Service/Feature Group ID field and other fields designated by AT&T to ensure AT&T's proper identification of Local Calling Services charges. All such fields will be standard fields per the format specified in this Appendix G-1. The specifications for the appropriate fields and their values are set forth in the IntraLATA Billing section of AT&T's CASBR Document.


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
                                                                    APPENDIX G-1
                                                                     Page 6 of 7


G-1.6.F With respect to TWComm bill errors, TWComm will provide billing adjustments within 30 days after the date AT&T provides written notification to TWComm identifying the error.

G-1.6.G Notwithstanding specified time periods set forth above, TWComm may bill AT&T for amounts due for any Services that were rendered not more than one year prior to the date of billing, provided, that such retroactive billing is consistent with law and regulation, the SQC agreement specified in Section G-1.2.C of this Appendix G-1, and the CASBR document.

G-1.6.H TWComm will provide written notification to AT&T of any proposed adjustments to billing before such billing adjustments appear on the bill to AT&T.

G-1.6.I TWComm shall provide additional billing information to AT&T in the format and time frame reasonably requested by AT&T.

G-1.7 Billing Specifications for Changing Requirements

G-1.7.A TWComm shall implement in the time frame specified in SECAB guidelines all updates and changes to the SECAB industry standard guidelines.

      G-1.7.A.i TWComm shall identify, document, and communicate to AT&T all changes, modifications, and new services required of TWComm to maintain the access billing format in accordance with the current SECAB guidelines. TWComm shall notify AT&T in writing not less than 60 days prior to the effective date of any such changes, modifications, and new services. TWComm shall send such notice to the AT&T contact specified in AT&T's CASBR document.

      G-1.7.A.ii TWComm will implement all changes, modifications, and new services to maintain the access billing format in accordance with the current SECAB industry standard guidelines. TWComm must implement all SECAB modifications within 120 days of the issue date of the SECAB industry document update for the modification.

      G-1.7.A.iii Not less than 30 days prior to the effective date of any change, modification, or new service, TWComm will provide test data demonstrating to AT&T's satisfaction that TWComm's billing system will continue to issue bills of acceptable quality, as defined in Section G-1.3.C.i of this Appendix G-1. TWComm shall transmit such test data to the AT&T contact specified in AT&T's CASBR document.

G-1.7.B TWComm shall use commercially reasonable efforts to satisfy all additional billing data and format requirements, and shall deploy modifications to its billing systems, including without limitation deploying Carrier Access Billing


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
                                                                    APPENDIX G-1
                                                                     Page 7 of 7


Standards or other mechanized formats, as reasonably designated by AT&T (subject to Section D-4.1.D.ii of Appendix D-4). Such modifications and additional billing data and format requirements will supplement or replace the standard SECAB guidelines. Subject to the foregoing:

      G-1.7.B.i AT&T will provide notification of all such requested modifications and additions in AT&T's CASBR document.

      G-1.7.B.ii TWComm will implement all modifications and additions requested by AT&T within 120 days of the issue date of the request from AT&T.

      G-1.7.B.iii TWComm shall notify AT&T in writing not less than 60 days prior to the effective date of any such modifications and additions.

      G-1.7.B.iv Not less than 30 days prior to the effective date of any such modification or addition, TWComm will provide test data demonstrating to AT&T's satisfaction that TWComm's billing system will continue to issue bills of acceptable quality, as defined in Section G-1.3.C.i of this Appendix G-1. TWComm shall transmit such test data to the AT&T contact specified in AT&T's CASBR document.


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

                                                                    APPENDIX G-2
                                                                     Page 1 of 4


                     POP TO POP SERVICE BILLING AND PAYMENT

G-2.1 Introduction

G-2.1.A This Appendix G-2 sets forth the terms and conditions applicable to TWComm's billing of POP to POP Services, which are Dedicated Services furnished to AT&T between AT&T Serving Offices ("POP to POP Services"). POP to POP Services include, but are not limited to, DS-3 or DS-1 Services identified by the "PP" designation in the Access Facility Provisioning ("AFP") field of the Access Service Request ("ASR").

G-2.2 General POP to POP Service Billing Responsibilities

G-2.2.A TWComm shall issue monthly bills for POP to POP Services ordered by AT&T from TWComm. TWComm will conform to the format, generic contents, billing date, and transmission medium for the bill as specified in Section G-2.3 of this Appendix G-2.

G-2.2.B TWComm shall implement the requirements set forth in this Appendix G-2 starting as of the Effective Date of this Agreement.

G-2.3 POP to POP Service Bill Receipt

G-2.3.A TWComm shall provide POP to POP Service bills in a paper format delivered via the United States Postal Service to the contact specified by AT&T.

G-2.3.B AT&T and TWComm will mutually agree to the monthly bill date ("Bill Date") that shall appear on the face page of TWComm's bills in the bill field.

G-2.3.C TWComm shall provide bills of acceptable quality that are received within 10 days after the Bill Date. For the purpose of this Appendix G-2, a bill will be deemed of acceptable quality if it is determined by AT&T to be prepared in accordance with this Appendix G-2.

      G-2.3.C.i Bills not received by AT&T in acceptable condition until more than 10 days after the Bill Date will be considered late, and the Payment Due Date will be extended in the manner described in Section G-1.4.C and Section G-1.5 of Appendix G-1.

G-2.3.D The customer account number on TWComm's bill to AT&T for POP to POP Services shall be unique to AT&T and to the POP to POP Service organization as designated by AT&T.


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
                                                                    APPENDIX G-2
                                                                     Page 2 of 4


G-2.3.E The POP to POP Services for each state shall be billed by TWComm on a separate POP to POP Service bill carrying a separate invoice number.

      G-2.3.E.i For POP to POP Services which have termination points in different states, TWComm will include the Service charges on the state bill corresponding to the "A" location of the Service in question. The "A" location is determined by selecting the end point city location of the Service which precedes the other in an alphabetical comparison. For example, Albany would be considered the "A" location for a POP to POP Service that runs between Boston and Albany.

      G-2.3.E.ii Notwithstanding Section G-2.3.E.i, in the case of a multiplexed arrangement, TWComm shall consider the location of the multiplexed arrangement as the "A" location for billing purposes.

G-2.4 POP to POP Service Billing Data Requirements

G-2.4.A TWComm shall initially provide AT&T with the following data on the monthly POP to POP Service bills in addition to such other data as AT&T may reasonably request:

      G-2.4.A.i Legal name and address of TWComm or the Local Entity providing the POP to POP Services.

      G-2.4.A.ii TWComm electronic funds transfer information: bank name, bank address, and bank account number.

      G-2.4.A.iii Invoice number and customer account number.

      G-2.4.A.iv TWComm account inquiry contact name and number.

      G-2.4.A.v A full description of the following items:

            G-2.4.A.v.(a) Services provided: the location identifiers as specified by AT&T for the Service and the addresses for those locations.

            G-2.4.A.v.(b) Service transmission rate: identify the transmission rate of the Service. For example, DS-1 or DS-3.

            G-2.4.A.v.(c) Service quantities: designate the number of DS-1 or DS-3 Services at each AT&T POP.

            G-2.4.A.v.(d) Service identification: the TWComm Service identification and the associated AT&T Service identification provided on the Access Service Request (ASR).


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
                                                                    APPENDIX G-2
                                                                     Page 3 of 4


            G-2.4.A.v.(e) Service Elements for Service: list each rate element and its price. Separate and designate the channel termination charges and mileage charges.

      G-2.4.A.vi Monthly amount due TWComm.

      G-2.4.A.vii Bill Date.

      G-2.4.A.viii Payment date: (This date shall be provided for informational purposes only; the actual Payment Due Date shall be determined in accordance with Section G-1.5 of Appendix G-1.)

G-2.5 POP to POP Service Bill Payment

G-2.5.A AT&T will make payment to TWComm subject to the terms and conditions set forth in Section G-1.5 of Appendix G-1, which are incorporated herein by reference.

G-2.6 POP to POP Service Claims Process

G-2.6.A If AT&T disputes an amount billed by TWComm under this Appendix G-2, AT&T shall make payment of any undisputed amount but may withhold payment of the disputed amount pending resolution of the dispute. When AT&T withholds payment under this Section G-2.6.A, AT&T shall notify TWComm in writing of the dispute prior to the Payment Due Date of the bill. Such notice shall include a description of AT&T's claim and any available supporting documentation. AT&T may also submit a claim to TWComm under this Appendix G-2 after having paid a particular billed amount.

      G-2.6.A.i The parties shall work together to resolve the dispute within 60 days.

      G-2.6.A.ii If the dispute is ultimately resolved in AT&T's favor for the amount that AT&T withheld, then no further action is needed. If the dispute is ultimately resolved in AT&T's favor for greater than the amount withheld by AT&T, or if AT&T made the claim after making payment in full, TWComm shall remit payment of the overpaid amount to AT&T plus interest on such amount, at the interest rate calculated in accordance with Section G-1.5.H.i of Appendix G-1.

      G-2.6.A.iii If the dispute is ultimately resolved in TWComm's favor and AT&T withheld payment of the disputed amount, or, if the dispute is resolved in AT&T's favor for less than the amount which AT&T withheld, AT&T shall remit payment of the appropriate amount plus interest calculated in accordance with Section G-1.5.H.i of Appendix G-1.


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

                                                                    APPENDIX G-2
                                                                     Page 4 of 4


G-2.6.B TWComm shall acknowledge within 10 days any POP to POP Service claims filed by AT&T. TWComm shall process the claim and notify AT&T of the claim status within 30 days after the notification date, or other mutually agreed upon time period. TWComm may request an automatic extension of 30 days to process the claim further.

G-2.6.C Should TWComm issue an inaccurate charge on the POP to POP Service bill, TWComm shall be limited to an adjustment period of 6 months from the Bill Date, and no interest charge will be applied unless AT&T overpaid, in which case TWComm shall remit payment of the overpaid amount to AT&T plus interest on such amount, at the interest rate calculated in accordance with Section G-1.5.H.i of Appendix G-1.

G-2.6.D For purposes of Section G-2.6.A.ii and Section G-2.6.C of this Appendix G-2, interest shall be applied to the sustained claim amount based on the number of days from the date of overpayment to and including the actual day TWComm makes payment to AT&T.

G-2.6.E TWComm shall retain, for at least 180 days and during the pendency of any dispute, such detailed information as may reasonably be required to resolve disputes about billed amounts.

G-2.7 Ongoing POP to POP Service Billing Requirements

G-2.7.A Within 90 days after written notice from AT&T, TWComm shall implement any additional or changed POP to POP Service billing requirements reasonably designated by AT&T.


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

                                                                      APPENDIX H
                                                                     Page 1 of 7


                        TYPE I PROVISIONING REQUIREMENTS

H.1 Introduction

H.1.A This Appendix H sets forth requirements governing TWComm's use of Type I provisioning; and a method for recalculating the DS-1 Equivalent thresholds required for a building to be deemed a Mandatory Type I Building.

H.2 Type I Provisioning Requirements

H.2.A Within * after TWComm begins offering Services in a Selected MSA under this Agreement, TWComm will have the capability (i.e., will have Facilities installed and operational) to provide * of all De dicated Services and Switched Business Line Services (as measured in terms of DS-1 Equivalents) that AT&T is purchasing from TWComm to Mandatory Type I Buildings by means of Type I provisioning.

H.2.B Within * after TWComm begins offering Services in a Selected MSA under this Agreement, TWComm will have the capability to provide * of all Dedicated Services and Switched Business Line Services that AT&T is purchasing from TWComm to Mandatory Type I Buildings by means of Type I provisioning.

H.2.C Within * after TWComm begins offering Services in a Selected MSA under this Agreement, TWComm will have the capability to provide * of all Dedicated Services and Switched Business Line Services that AT&T is purchasing from TWComm to Mandatory Type I Buildings by means of Type I provisioning.

H.2.D Except as provided for in Section H.2.E and H.4.A of this Appendix H, a building shall be deemed to be a Mandatory Type I Building if any one of the conditions specified below are met:

      H.2.D.i Any building to which AT&T purchases from TWComm at least four DS-1 Equivalents for a period of at least six consecutive months, provided that at least two of the applicable DS-1 Equivalents are composed of Services having digital Network Interfaces at such location for the full six month period;

      H.2.D.ii Any building to which AT&T purchases from TWComm at least five DS-1 Equivalents for a period of at least six consecutive months regardless of whether such Services have digital Network Interfaces at such location; or

      H.2.D.iii Any building that TWComm has at any time been capable of serving via Type I provisioning.


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*Indicates that such portions of the contract have been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

                                                                      APPENDIX H
                                                                     Page 2 of 7


H.2.E The applicable threshold of AT&T purchases from TWComm necessary for a building to be deemed a Mandatory Type I Building shall be referred to as the Type I Threshold. The Type I Threshold may vary building by building (as described in Section H.2.D above) and may vary year by year (as described in Section H.4.A below).

H.2.F All Services that AT&T purchases from TWComm shall be applied towards the Type I Threshold regardless of the Service Arrangement (as described in Section 7 of this Agreement) and regardless of the Provisioning Type (as described in
Section 15 of this Agreement) utilized. With respect to Transport Arrangements, the applicable DS-1 Equivalents shall apply to the Type I Threshold for the AT&T customer buildings (not the Transport Premises) where such AT&T services ultimately terminate.

H.2.G The following buildings will not be deemed Mandatory Type I Buildings, regardless of the quantity of Services being purchased by AT&T at such buildings, provided that TWComm has not at any time been capable of serving such location via Type I provisioning:

      H.2.G.i Buildings that are excluded from being deemed a Mandatory Type I Building by mutual agreement of the parties.

      H.2.G.ii Buildings that are within Expected Serving Areas, but outside of TWComm's franchise area.

      H.2.G.iii Buildings that are within Optional Serving Areas.

H.2.H TWComm's satisfaction of the requirements specified in Sections H.2.A, H.2.B and H.2.C above, that TWComm be capable * shall be determined using the following formula:

                                      *

where "A" means the number of Dedicated Services and Switched Business Line Services (as measured in DS-1 Equivalents) that TWComm is then currently capable of providing to AT&T via Type I provisioning at Mandatory Type I Buildings within the MSA; and "B" means the total number of Dedicated Services and Switched Business Line Services (as measured in DS-1 Equivalents) that TWComm is then currently providing to AT&T to Mandatory Type I Buildings within the MSA. The quantity of DS-1 Equivalents in "B" may be subject to adjustment pursuant to
Part 3 below.

H.2.I AT&T and TWComm will work cooperatively to (1) identify those buildings that would provide the best opportunity to convert Services to Full Service Arrangements via Type I provisioning; (2) prioritize building penetrations; and
(3)


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

                                                                      APPENDIX H
                                                                     Page 3 of 7


address the concerns or objections AT&T's customers may have regarding transition of their AT&T services to Full Service Arrangements via Type I provisioning.

H.2.J As soon as is reasonably feasible, TWComm shall advise AT&T when TWComm is capable of serving any location via Type I provisioning.

H.2.K If AT&T elects not to purchase the Type I capability offered by TWComm at a Mandatory Type I Building, then the number of buildings which TWComm otherwise must be capable of serving via Type I provisioning, pursuant to Sections H.2.A, H.2.B and H.2.C above shall be reduced as described below.

      H.2.K.i Within * from the date that (1) TWComm notifies AT&T that it is then capable of serving a building via Type I provisioning or (2) that TWComm begins offering Services in a Selected MSA under this Agreement, whichever is later, AT&T may request * terminated at such building to be provided as Full Service Arrangements via Type I provisioning. AT&T will be deemed to have made such a request by placing any type of Service request (e.g., new start, move or conversion of Provisioning Type) that results in the achievement of * Full Service Arrangements via Type I provisioning. AT&T will be deemed to have made such a request within the * so long as the due dates requested for such orders by AT&T are prior to * set forth herein.

      H.2.K.ii If AT&T does not request * (or such * at a specific building that became a Mandatory Type I Building pursuant only to Section H.2.D.iii) as Full Service Arrangements via Type I provisioning at a specific building within the time frame set forth in Section H.2.K.i above, then the total number of Dedicated Services and Switched Business Line Services (as measured in DS-1 Equivalents) that TWComm is then or thereafter providing to AT&T at such building will be excluded from the variable "B" in the formula set forth in Section H.2.G of this Appendix H.

      H.2.K.iii At such time that TWComm is providing to AT&T * Full Service Arrangements via Type I provisioning at a building which AT&T had previously failed to achieve the Type I requirement describe in Section H.2.K.ii above, then the total number of Dedicated Services and Switched Business Line Services (as measured in DS-1 Equivalents) that TWComm is then currently providing to AT&T at such building will again be included in the variable "B" in the formula set forth in Section H.2.G of this Appendix H.


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

                                                                      APPENDIX H
                                                                     Page 4 of 7


H.3 DS-1 Equivalent Conversion Table

H.3.A For the purpose of determining Type I Thresholds, Table 1 below, sets forth the factors for converting Services to DS-1 Equivalents.

                                    TABLE 1

--------------------------------------------------------------------------------
            SERVICE CATEGORY                                  DS-1 EQUIVALENT
--------------------------------------------------------------------------------
Dedicated Services
--------------------------------------------------------------------------------
      DS-3 Service                                                   7.4
--------------------------------------------------------------------------------
      DS-1 Service                                                    1
--------------------------------------------------------------------------------
      Fractional DS-1 Service                                 .17 per 64 kbps
                                                                  portion
--------------------------------------------------------------------------------
      DS-0 Service                                                   .17
--------------------------------------------------------------------------------
      Digital Subrate Service                                        .17
--------------------------------------------------------------------------------
      Voice Grade Service                                            .13
--------------------------------------------------------------------------------
      2.048 Mbps Service                                              2
--------------------------------------------------------------------------------
      Self-Healing Ring Access Service                       7.4 per each DS-3
                                                            portion of the Ring
                                                                  Capacity
--------------------------------------------------------------------------------
Switched Business Line Services
--------------------------------------------------------------------------------
      Analog Business Exchange Line                                  .02
--------------------------------------------------------------------------------
      Digital Business Exchange Line                                 .06
--------------------------------------------------------------------------------
      Analog Business Exchange Trunk                                 .02
--------------------------------------------------------------------------------
      Digital Business Exchange Trunk
--------------------------------------------------------------------------------
            64 kbps Service                                          .06
--------------------------------------------------------------------------------
            1.544 Mbps Service                                        1
--------------------------------------------------------------------------------

H.4 Recalculation of Mandatory Type I Building Threshold

H.4.A On August 1 of each year (the "Threshold Anniversary") throughout the term of this Agreement, either AT&T or TWComm may, at its discretion, elect to have the Type I Threshold recalculated for each eligible MSA. The recalculation will be based upon the principle that as Base Prices for Services decrease, the Type I Threshold will increase; and as Base Prices for Services increase, the Type I Threshold will decrease. A Selected MSA will be eligible for a recalculation of the Type I Threshold if (i) the MSA Schedule Effective Date is prior to February 1 of the then current year; and (ii) if the Type I Threshold had been previously recalculated, such recalculation occurred prior to February 1 of the then current year. Written notice of a party's election to recalculate the Type I


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

                                                                      APPENDIX H
                                                                     Page 5 of 7


Threshold must be given to the other party no later than July 15 of the then current year.

H.4.B The basis for determining whether Base Prices have increased or decreased since the previous Threshold Anniversary shall be a hypothetical "basket" of Services. The hypothetical basket of Services shall be as set forth in Table 2. Each of the Services listed in Table 2 are deemed to be Full Service Arrangements using Type I provisioning.

                                    TABLE 2

                        HYPOTHETICAL BASKET OF SERVICES

--------------------------------------------------------------------------------
   QUANTITY                                     SERVICE
--------------------------------------------------------------------------------
      2           DS-1 Dedicated Service having 5 miles of Channel Mileage
--------------------------------------------------------------------------------
      8           DS-0 Dedicated Services having 5 miles of Channel Mileage
--------------------------------------------------------------------------------
      1           1.544Mbps Digital Business Exchange Trunk
--------------------------------------------------------------------------------
     50           Analog Business Exchange Lines
--------------------------------------------------------------------------------

H.4.C Any recalculation of Type I Thresholds shall be done using the following two-step process:

      H.4.C.i Step 1 - Determine the value of the Adjustment Factor using the following formula:

                                      *

      where "A" equals the *; and "B" * . The Step 1 result shall be carried to three decimal places.

      H.4.C.ii Step 2 - Determine the new Type I Threshold using the following formula:

                           (X / Adjustment Factor) = Y


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

                                                                      APPENDIX H
                                                                     Page 6 of 7


      where "X" *; and "Y" * . The result of such calculation shall be rounded to two decimal points.

H.4.D This section provides an illustrative example of calculating a new Type I Threshold. For purposes of this illustrative example, the following assumptions will be made:

      H.4.D.i On the Effective Date of the illustrative MSA Schedule, the aggregate Base Prices for the hypothetical basket of Services are shown on Table 3 below.

                                    TABLE 3

--------------------------------------------------------------------------------
                                                                      AGGREGATE
   QUANTITY                   SERVICE                                 BASE PRICE
--------------------------------------------------------------------------------
      2           DS-1 Dedicated Service having 5                        *
                  miles of Channel Mileage
--------------------------------------------------------------------------------
      8           DS-0 Dedicated Services having 5                       *
                  miles of Channel Mileage
--------------------------------------------------------------------------------
      1           1.544Mbps Digital Business                             *
                  Exchange Trunk
--------------------------------------------------------------------------------
     50           Analog Business Exchange Line                          *
--------------------------------------------------------------------------------
                        TOTAL                                            *
--------------------------------------------------------------------------------


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

                                                                      APPENDIX H
                                                                     Page 7 of 7


      H.4.D.ii On the first eligible Threshold Anniversary the aggregate Base Prices for the hypothetical basket of Services are shown on Table 4 below.

                                    TABLE 4

--------------------------------------------------------------------------------
                                                                      AGGREGATE
   QUANTITY                   SERVICE                                 BASE PRICE
--------------------------------------------------------------------------------
      2           DS-1 Dedicated Service having 5                       *
                  miles of Channel Mileage
--------------------------------------------------------------------------------
      8           DS-0 Dedicated Service having 5                       *
                  miles of Channel Mileage
--------------------------------------------------------------------------------
      1           1.544Mbps Digital Business                            *
                  Exchange Trunk
--------------------------------------------------------------------------------
     50           Analog Switched Business Line                         *
--------------------------------------------------------------------------------
                        TOTAL                                           *
--------------------------------------------------------------------------------

      H.4.D.iii The illustrative Adjustment Factor would be calculated as follows:

                                      *

      H.4.D.iv The Type I Threshold as of the first Threshold Anniversary of the illustrative MSA would be calculated as follows:

                                      *


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

                                                                      APPENDIX I
                                                                    Page 1 of 18


                      TWCOMM ACTIVITIES AT SERVED PREMISES

I.1 Introduction

I.1.A This Appendix I sets forth terms and conditions applicable to TWComm's activities in and around the premises to which AT&T orders services from TWComm (collectively "Served Premises").

I.1.B Served Premises may include, without limitation, (i) the premises of AT&T's customers and other Secondary Locations ("Customer Premises"), and (ii) AT&T Serving Offices. Transport Premises will not be deemed "Served Premises" except where noted herein.

I.1.C To the extent not prohibited by law, this Appendix I shall supplement, and shall not be superseded by, the terms and conditions of TWComm's tariffs for the provision of services to AT&T.

I.2 General Provisioning Responsibilities

I.2.A Except as otherwise provided herein, TWComm, at its own sole expense, and at its sole discretion, shall:

      I.2.A.i design, engineer, provision, furnish, construct, install, test, maintain, repair, operate, and administer all equipment, cable, apparatus, and other materials required to provide each of the Services that are subject to this Agreement (such equipment, cable, apparatus and other materials which are located in or around Served Premises are referred to herein collectively as "Facilities"); and

      I.2.A.ii procure all necessary rights-of-way, easements, franchises, licenses, conduit rights, building entrance rights, landlord consents, and other rights and grants of authority.

I.2.B At AT&T's sole discretion, AT&T may (1) authorize TWComm to exercise any other rights-of-way AT&T has obtained from third parties with respect to Served Premises that AT&T is permitted to extend to its contractors, to facilitate the provision of Services to AT&T customers; and (2) assist TWComm, on TWComm's reasonable request, in obtaining any additional rights-of-way, authorizations or licenses that are necessary to serve AT&T's customers.

I.2.C Selection of AC or DC power at each Served Premises will be a matter of mutual agreement between TWComm and AT&T.


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

                                                                      APPENDIX I
                                                                    Page 2 of 18


I.2.D To the extent that AT&T has the right to approve any Facilities or other matters hereunder, AT&T shall not withhold its approval or consent due solely to TWComm's provisioning or use of Facilities from a vendor other than AT&T.

I.3 Installation and Maintenance at AT&T Serving Offices

I.3.A Upon reasonable advance notice, and subject to the terms and conditions of this Appendix I, AT&T will allow authorized TWComm Personnel to enter into each AT&T Serving Office at any reasonable time for the limited purpose of performing TWComm's obligations under this Agreement.

I.3.B Except as otherwise provided herein, TWComm shall be responsible for installing and maintaining all Facilities in each AT&T Serving Office. TWComm shall not be obligated to repair or maintain any other equipment or facilities owned or controlled by another vendor or carrier. AT&T shall be liable for any loss or damage, including theft, to TWComm's Facilities arising from AT&T's sole negligence, intentional act, willful misconduct or unauthorized maintenance. In the event of such loss or damage to TWComm's Facilities, AT&T will reimburse TWComm for the reasonable cost of repair or replacement thereof within 30 days after receipt by AT&T of a written request for reimbursement.

I.3.0 Upon at least 10 days' notice to TWComm, AT&T may, at its option, elect to require that TWComm's cable in the AT&T Serving Office be installed and maintained by AT&T at TWComm's sole risk and expense. AT&T shall use reasonable commercial standards and practices in such installation and maintenance, and shall charge TWComm reasonable amounts for such services.

I.3.D AT&T will determine the point of interface for each Service, and the location of all Facilities, within the AT&T Serving Office. AT&T will provide to TWComm a floor plan identifying the planned route and locations for the Facilities therein.

I.3.E TWComm shall obtain AT&T's prior written approval of all Facilities before delivery of such Facilities to the AT&T Serving Office for installation. TWComm may, at its option, seek AT&T's advance approval of additional Facilities sufficient to meet TWComm's reasonably anticipated future requirements for the provision of services to the AT&T Serving Office.

I.3.F TWComm shall install its Facilities as soon as practicable after their delivery to the AT&T Serving Office, and shall comply with specifications furnished by AT&T for such installation.

I.3.G TWComm shall provide to AT&T, upon request, copies of TWComm's equipment utilization records to enable AT&T to verify TWComm's utilization of the Facilities at each AT&T Serving Office. If AT&T determines that the


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

                                                                      APPENDIX I
                                                                    Page 3 of 18


equipment exceeds that needed for the provision of current or forecasted services to AT&T, AT&T may require TWComm to remove the excess equipment from the AT&T Serving Office under Section 1.14 of this Appendix I.

I.3.H If TWComm desires to construct a new conduit for entrance to the cable vault of an AT&T Serving Office, TWComm shall submit to AT&T, in writing, detailed plans identifying the proposed location of the new conduit, the construction methods and materials to be used, the anticipated timing of work, and any other relevant information reasonably requested by AT&T. TWComm shall obtain AT&T's written consent to the construction and written approval of TWComm's plans before beginning the work. AT&T will respond within 15 days of any such submission, and if consent is denied, AT&T will specify the reasons for such denial. Any such conduit between the line manhole and the cable vault shall become the property of AT&T to the extent required under Section I.16 of this Appendix I.

I.3.I Except to the extent TWComm has obtained AT&T's advance approval for additional Facilities under Section I.3.E of this Appendix I, TWComm shall not, without AT&T's prior written consent, make any alterations, additions, or improvements to Facilities in an AT&T Serving Office, other than maintenance and repair of the Facilities.

I.3.J AT&T may change the authorized location for TWComm's Facilities within any AT&T Serving Office upon 30 days' prior written notice to TWComm. In that event, TWComm will cooperate with AT&T to minimize any disruption of service in connection with such relocation. Upon such notice, TWComm shall relocate the Facilities to the new location except to the extent that AT&T, at its option, requires that TWComm's cable be relocated by AT&T. The expenses of such relocation (including, without limitation, the reasonable cost of additional or replacement cabling and reasonable labor costs of TWComm in performing such relocation) shall be borne by AT&T.

I.3.K AT&T may change the location of an AT&T Serving Office. In that event, TWComm will cooperate with AT&T to minimize any disruption of service in connection with such relocation, and TWComm will be responsible for any of its costs associated with the transfer of Facilities to such new location.

I.4 Installation and Maintenance at Customer Premises

I.4.A Except as otherwise provided herein, TWComm shall be responsible for installing and maintaining all Facilities in the Customer Premises. TWComm shall not be obligated to repair or maintain any other equipment or facilities owned or controlled by another vendor or carrier.


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

                                                                      APPENDIX I
                                                                    Page 4 of 18


I.4.B Unless otherwise directed by AT&T, TWComm shall schedule all work performed pursuant to this Agreement at Customer Premises through AT&T, and shall otherwise comply with Section 16.I of this Agreement. At TWComm's request, AT&T shall schedule such work with the customer. TWComm will not be liable for any delayed installation credits pursuant to Section J.2 of Appendix J and will not otherwise have any adverse consequences under this Agreement if (1) AT&T failed to schedule such work with the customer as reasonably requested by TWComm; or (2) AT&T's customer failed to provide TWComm necessary access to the Customer Premises to conduct such work.

I.4.C The Network Interface location for each service in each Customer Premises will be as set forth in the applicable Service Description Appendix D-1 through D-4.

I.4.D As soon as practicable after issuance of a firm order confirmation, TWComm shall perform a site survey of the Customer Premises.

I.4.E On the basis of the site survey, TWComm shall furnish to AT&T a design layout record identifying the Facilities that TWComm proposes to install. In addition, TWComm shall identify to AT&T, in writing, TWComm's anticipated building space, electrical power, and environmental requirements in the Customer Premises. AT&T will notify TWComm orally within 5 days if the design layout record or other information furnished by TWComm specified in this Section I.4.E is unacceptable to AT&T, and will specify the reasons why the design is unacceptable. If AT&T so notifies TWComm of unacceptability, the firm order confirmation shall be deemed canceled without liability or any adverse consequence hereunder to either party, unless the parties otherwise agree to revisions to the design layout record.

I.4.F After initial installation of Facilities at a Customer Premises. TWComm shall not change the Facilities (other than component changes for the sole purpose of maintenance or repair) without first submitting to AT&T a revised design layout record for AT&T's concurrence in accordance with Section I.4.E of this Appendix I.

I.4.G Absent objection by AT&T pursuant to Section I.4.E of this Appendix I, TWComm's design layout record shall be deemed approved by AT&T and TWComm shall install its Facilities in conformity with the design layout record in the location designated by AT&T in the Customer Premises.

I.5 Installation and Maintenance at Transport Premises

I.5.A TWComm agrees that all agreements that TWComm enters into with a LEC for physical collocation in a Transport Premises for the provision of Services


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

                                                                      APPENDIX I
                                                                    Page 5 of 18


under this Agreement shall include terms and conditions which conform to the following principles:

      I.5.A.i TWComm shall have access to its Facilities within such Transport Premises 24 hours a day, 7 days a week;

      I.5.A.ii TWComm's Facilities shall be installed in a secure enclosure that provides a suitable physical environment for such Facilities (e.g., temperature and humidity are maintained at appropriate levels);

      I.5.A.iii The term of such agreement (including any renewal options) shall be of a sufficient length to cover the term of the applicable MSA Schedule; and

      I.5.A.iv The amount of physical space provided under such agreement shall be sufficient to accommodate Facilities that have the capacity to deliver at least 150 percent of the Dedicated Services and Switched Services AVTs (as described in Appendix E-6) for the Exchange Areas being served by such Transport Premises (such agreement could also provide TWComm with an irrevocable option to obtain the required amount of space).

I.5.B TWComm agrees that all agreements that TWComm enters into with a LEC for virtual collocation in a Transport Premises for the provision of Services under this Agreement shall include terms and conditions which conform to the following principles:

      I.5.B.i The collocated facilities shall be installed in a secure enclosure that provides a suitable physical environment for such facilities (e.g., temperature and humidity are maintained at appropriate levels);

      I.5.B.ii The term of such agreement (including any renewal options) shall be of a sufficient length to cover the term of the applicable MSA Schedule; and

      I.5.B.iii The facilities provided under such agreement shall have the capacity to deliver at least 150 percent of the Dedicated Services and Switched Services AVTs for the Exchange Areas being served by such Transport Premises (such agreement could also provide TWComm with an irrevocable option to obtain facilities with such capacity).

I.5.C TWComm shall be solely responsible for installing and maintaining all Facilities in each Transport Premises.


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

                                                                      APPENDIX I
                                                                    Page 6 of 18


I.5.D With respect to collocation agreements that TWComm may enter into with the LEC, TWComm will not incur any expense on AT&T's behalf, order Services from the LEC on behalf of AT&T, or represent itself as AT&T or AT&T's agent without AT&T's prior written consent.

I.6 Compliance With Applicable Laws

I.6.A TWComm agrees to comply, and to cause TWComm's employees, agents, delegates and their employees, contractors, and their employees, and subcontractors and their employees (collectively "TWComm's Personnel") to comply, with all applicable requirements of law pertaining to TWComm's activities in connection with this Agreement, including without limitation:

      I.6.A.i all requirements of law affecting safety and health, including without limitation the Occupational Safety and Health Act of 1970 (as amended) and any applicable Right to Know statutes;

      I.6.A.ii all requirements of law prohibiting discrimination against any employee or applicant for employment because of race, color, religion, sex, national origin, age, sexual preference, or handicap;

      I.6.A.iii all requirements of law necessary to make TWComm a qualified subcontractor for AT&T's provision of services to federal, state, and local governmental entities; such obligation to apply, however, only to TWComm's activities in connection with contracts that have been identified to TWComm in writing (in the Service request, or contemporaneously with the Service request) as involving customers that are federal, state or local governmental entities, and where such obligation is based on certain applicable terms and conditions of such contract, only to the extent that such applicable terms and conditions have been provided to TWComm in writing (in the Service request, or contemporaneously with the Service request);

      I.6.A.iv workers compensation laws, unemployment compensation laws, sickness and disability laws, social security laws, the Fair Labor Standards Act of 1938 (as amended), and all other requirements of law relating to employment of TWComm's Personnel;

      I.6.A.v requirements imposed by the Communications Act of 1934 (as amended), and by any other applicable federal, state, and local laws, ordinances, and regulations; and

      I.6.A.vi requirements imposed by the Federal Communications Commission, and by any other federal, state, and local regulatory bodies


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
                                                                      APPENDIX I
                                                                    Page 7 of 18


      having jurisdiction over TWComm's activities in connection with this Agreement.

I.6.B TWComm shall furnish certificates of compliance where required by law or requested by AT&T. With regard to TWComm's Personnel that are not affiliated with TWComm, TWComm shall be entitled to rely on certificates of compliance from such persons or entities to meet its obligations under this Section I.6.B.

I.6.C TWComm shall not be deemed to have failed in its obligations under this
Section I.6 if such failure is the result of any failure of AT&T to meet any of its obligations under the laws specified in this Section I.6.

I.7 TWComm Duty of Care

I.7.A Upon execution of this Agreement, TWComm shall furnish to AT&T a list of TWComm's Personnel whom TWComm authorizes to enter Served Premises on TWComm's behalf, together with samples of the identifying credentials that must be carried by such persons. TWComm shall keep such list up-to-date by furnishing AT&T with supplements or updates as necessary, and shall promptly remove from such list any persons who are no longer employed by TWComm. If AT&T reasonably determines that any of TWComm's Personnel should not enter or perform work in Served Premises under this Agreement, AT&T may require TWComm to exclude such persons from the Served Premises, provided that AT&T notifies TWComm of the reasons for such required exclusion.

I.7.B While in an AT&T Serving Office, TWComm's Personnel shall comply at all times with AT&T's security and safety procedures and requirements (provided that TWComm has received reasonable notice of the application thereof), including without limitation sign-in, identification, and escort requirements. While in a Customer Premises, TWComm's Personnel shall comply at all times with all security and safety procedures and requirements reasonably imposed by AT&T's customer or the building owner (provided that TWComm has received reasonable notice of the application thereof). AT&T or AT&T's customer may refuse entry to, or require the departure of, any person who is disorderly or who has failed to comply with such security and safety procedures and requirements after being notified of them. AT&T shall promptly advise TWComm of any such incident and AT&T's opinion as to the cause of the problem, to the extent AT&T has knowledge of such an incident.

I.7.C TWComm's Personnel shall use commercially reasonable care to avoid damaging any Served Premises, the building and surrounding real property, and the persons and property contained therein. TWComm shall not be deemed to have breached this provision due to ordinary and reasonable installation or maintenance procedures such as drilling of holes, the attachment of Facilities, or the like.


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
                                                                      APPENDIX I
                                                                    Page 8 of 18


I.7.D AT&T and its designees may inspect or observe any work performed by TWComm in a Served Premises, while in progress or after completion, and may inspect the Facilities at any time. AT&T may suspend all or any portion of TWComm's work at any time, and may reject any service, work, equipment, or material that AT&T determines not to be in accordance with this Agreement. AT&T shall notify TWComm within 24 hours of the reasons for such rejection or suspension.

I.7.E TWComm shall refrain from using any Facilities, equipment, tools, materials, apparatus, or methods that, in AT&T's sole judgment, might cause damage to a Served Premises (or to the personnel or property therein), impair the privacy of communications, disrupt the AT&T network, or otherwise interfere with the business operations of AT&T or of AT&T's customer. To the extent reasonably feasible, AT&T will provide TWComm with at least 60 days' advance written notice of any determination by it under the preceding sentence with regard to Facilities, equipment, tools, materials, apparatus, or methods that it is aware TWComm is using or will use; and, at AT&T's sole discretion, AT&T will assist TWComm in devising reasonable, cost-effective alternatives to any of the foregoing that AT&T has so prohibited. Upon receipt of notice under this subsection, TWComm will take prompt action to comply with its obligations under this subsection; however, AT&T may take any reasonable actions necessary to cease, mitigate or prevent any such harm referenced above in this Section I.7.E.

I.7.F If TWComm has received notice from AT&T of a hazardous condition and does not diligently pursue rectifying such condition, AT&T may, upon oral or written notice to TWComm, perform the work on TWComm's behalf. TWComm agrees to reimburse AT&T's reasonable costs and expenses for the work performed.

I.7.G TWComm shall not make any alterations, additions, deletions, or improvements to any part of a Served Premises (excluding any space that TWComm has contracted for directly with the building owner) in connection with this Agreement without AT&T's prior written consent.

I.7.H In addition to the Facilities, TWComm may bring into a Served Premises any tools and test equipment reasonably needed for the performance of work for which TWComm is responsible under this Agreement. TWComm will be solely responsible for the care and safeguarding of all such tools and test equipment.

I.7.1 Other than the Facilities, and the tools and test equipment described in
Section I.7.H of this Appendix I, TWComm and TWComm's Personnel shall not bring any material, apparatus, facilities, or equipment into an AT&T Serving Office without AT&T's prior written consent. In particular, and without limiting the foregoing, TWComm and TWComm's Personnel shall not bring into an AT&T


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
                                                                      APPENDIX I
                                                                    Page 9 of 18


Serving Office any of the following: wet cell batteries, explosives, flammable liquids or gases, alcohol, controlled substances, weapons, cameras, tape recorders, and similar equipment and materials.

I.8 Labor Relations

I.8.A AT&T and TWComm each shall be responsible for labor relations with its own employees.

I.8.B TWComm agrees to notify AT&T immediately whenever TWComm has knowledge that a labor dispute concerning TWComm's Personnel is delaying or threatens to delay TWComm's timely performance of work under this Agreement.

I.8.C If AT&T determines that TWComm's activities in the AT&T Serving Office are causing or will cause labor difficulties for AT&T or its affiliates, TWComm agrees to discontinue those activities until AT&T notifies TWComm that the labor difficulties have been resolved.

I.8.D If labor difficulties of either party prevent TWComm from providing timely performance of its work in any AT&T Serving Office, AT&T may, at its option, perform such work for TWComm until the labor difficulties are resolved. In addition to any other remedies available to AT&T in accordance with this Agreement (unless otherwise excused in accordance with the terms of this Agreement), TWComm agrees to reimburse AT&T's reasonable costs and expenses for any labor and materials provided by AT&T.

I.9  Responsibility for TWComm's Personnel

I.9.A This Agreement and the work performed hereunder shall not be deemed to create a relationship of employment between AT&T and TWComm's Personnel, or TWComm and AT&T's personnel.

I.9.B TWComm shall be responsible for the safety of all-work performed by TWComm's Personnel. If TWComm or any of TWComm's Personnel is found to be in violation of any federal, state, or local requirement of law pertaining to safety or health, TWComm shall immediately remedy the condition at its own expense.

I.9.C TWComm shall maintain a high level of safety awareness in TWComm's Personnel, and shall comply with industry practices and any additional AT&T requirements for safety that have been disclosed to TWComm in writing. TWComm shall use commercially reasonable efforts to ensure that TWComm's Personnel have been instructed in the proper use of all power equipment, chemicals, materials, and tools. TWComm shall also provide at its own expense, and shall require TWComm's Personnel to use, safety apparel or protective


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
                                                                      APPENDIX I
                                                                   Page 10 of 18


clothing where required by law, by industry practices, or by AT&T's safety requirements, provided that such safety requirements have been disclosed in writing to TWComm.

I.9.D TWComm agrees to Indemnity AT&T against any Damages for any of the following Actions that are brought by third parties against AT&T:

      I.9.D.i Actions alleging, or resulting from, negligence, willful misconduct, or breach of contract by TWComm or TWComm's Personnel in connection with or relating to this Agreement;

      I.9.D.ii Actions (including but not limited to suits or actions in tort, breach of contract, breach of warranties, and strict liability) on account of any property damage, personal injury, or death resulting from TWComm's provision of Services to AT&T (under this Agreement and any applicable MSA Schedule, or under any tariff governing the provision of Services hereunder), or TWComm's performance of this Agreement;

      I.9.D.iii Actions by any of TWComm's Personnel arising from the suspension or termination of work or of employment in connection with this Agreement; or

      I.9.D.iv Subject to Appendix E-1, Section E-1.1.7, and Table 9 of the applicable MSA Schedule, Actions alleging or resulting from TWComm's failure to pay amounts due TWComm's Personnel or third parties for labor, equipment, materials, taxes, and other obligations.

I.10 Ownership of Facilities

I.10.A Subject to Section I.14.C and Section I.15.C of this Appendix I, the parties intend that TWComm's Facilities, whether or not physically affixed to a Served Premises, shall remain the personal property of TWComm, and shall not be construed to be fixtures. Unless Sections I.15.C or I.16.C have been applied to transfer ownership thereof to AT&T, TWComm shall report its Facilities as TWComm's personal property whenever required by applicable laws or regulations, and TWComm shall cause payment of all taxes levied upon such property.

I.11 Encumbrances Upon Facilities

I.11.A For purposes of this Section I.11, a "Third Party Interest" means, with respect to Facilities, any right, title, or interest held by or benefiting a person or entity other than TWComm or any of its affiliates, including without limitation any ownership interest, leasehold interest, possessory interest, right to use, lien, trust, pledge, or security interest.


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
                                                                      APPENDIX I
                                                                   Page 11 of 18


I.11.B TWComm agrees not to cause or allow the Facilities to become or remain subject to a Third Party Interest (through TWComm's actions or failures to act) without AT&T's prior written consent. AT&T may condition its consent upon the third party's written agreement to terms specified by AT&T, in substantially the same form as that attached to this Appendix I as Schedule I-1.

I.11.C Under no circumstances shall TWComm cause or permit its cable in the AT&T Serving Office to become subject to a Third Party Interest (through TWComm's actions or failures to act), except the conveyance of cable to AT&T pursuant to
Section I.16 of this Appendix I.

I.11.D If Facilities become encumbered by a Third Party Interest in violation of
Section I.11.B or I.11.C, TWComm shall discharge its obligation to the Third Party and thereby remove the encumbrance within 20 days after learning of the encumbrance.

I.11.E TWComm shall not, by its acts or omissions, cause or permit any third party to foreclose upon an obligation secured by any of the Facilities, or to levy upon any Facilities.

I.11.F TWComm agrees to Indemnify AT&T against Damages arising from any Actions concerning any of the Facilities by a person with a Third Party Interest, including without limitation any attempt by such third party to take title to or possession of Facilities.

I.11.G Except to the extent provided under Sections I.15.C or I.16.C, AT&T will not tamper with, remove or conceal any plates, tags or labels identifying TWComm's or its affiliates' ownership of the Facilities. AT&T will not cause the Facilities to become or remain subject to a Third Party Interest.

I.12 Responsibility for Facilities

I.12.A TWComm warrants to AT&T that those Facilities and other materials furnished by TWComm that are not purchased by TWComm from AT&T do not contain any hazardous substances or hazardous wastes as those terms are defined on the date of this Agreement, respectively, at Section 101(24) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601, et seq. ("CERCLA"); and Section 1004 (5) of the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. ss.ss. 6901, et seq. ("RCRA"). So long as any Facilities remain in a Served Premises, TWComm shall use reasonable efforts to determine whether any of the Facilities contains materials that require disposal as a hazardous waste in compliance with Subtitle C of RCRA or as a hazardous chemical in compliance with the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq. Such reasonable efforts shall be limited to those efforts TWComm takes in the ordinary


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
                                                                      APPENDIX I
                                                                   Page 12 of 18


course of its business to monitor environmental law compliance. Should TWComm become aware of any change in the law or in the materials contained in the Facilities so as to require that the Facilities be disposed of as hazardous waste or as a hazardous chemical, TWComm shall promptly notify AT&T of any such change. TWComm agrees to Indemnify AT&T for any additional Damages AT&T may incur by reason of any (1) recall by any governmental agency or manufacturer of,
(2) prohibition by any governmental agency against continued use or disposal of, or (3) remedial action pursuant to CERCLA or equivalent state environmental cleanup law that is caused by, the Facilities or materials furnished by TWComm that were not purchased by TWComm from AT&T.

I.12.B TWComm agrees to Indemnify AT&T against Damages arising from any Actions by any third party on the basis of property damage, personal injury, or death attributed to a defect, failure, malfunction, or harmful characteristic of any Facilities (other than Facilities purchased by TWComm from AT&T); or attributed to TWComm's use, maintenance, repair, or replacement of its Facilities and materials; or the presence of TWComm's Facilities and materials in the Served Premises or other location.

I.12.C AT&T agrees to Indemnify TWComm against Damages arising from Actions by any third party on the basis of property damage, personal injury, or death attributed solely to a defect, failure, malfunction, or harmful characteristic of any of AT&T facilities, materials or equipment located in an AT&T Serving Office at which TWComm is providing Services under this Agreement; or attributed solely to AT&T's use, maintenance, repair, or replacement of its facilities, materials or equipment in an AT&T Serving Office at which TWComm is providing Services under this Agreement.

I.12.D TWComm agrees to Indemnify AT&T against Damages arising from Actions by any third party alleging that the operation or installation of TWComm's Facilities (other than Facilities purchased by TWComm from AT&T) infringes any United States patent, trademark or copyright. If any Facilities installed or operated in connection with this Agreement are found to be so infringing, or if TWComm has reason to believe that Facilities are likely to be found infringing, TWComm will, at its option:

      I.12.D.i procure the necessary rights to permit continued sale to AT&T of the Services associated with such Facilities under this Agreement;

      I.12.D.ii modify or replace the Facilities to render them functionally equivalent and non-infringing; or

      I.12.D.iii if the steps described in (i) and (ii) above cannot be accomplished at a reasonable expense, or within a time period acceptable to AT&T, remove the Facilities.


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
                                                                      APPENDIX I
                                                                   Page 13 of 18


I.13 Indemnification Procedures

I.13.A Whenever a party ("Indemnitor") is obligated to "Indemnify" the other party ("Indemnitee") pursuant to the terms of this Agreement, the following provisions shall apply:

      I.13.A.i Indemnitor's obligation to Indemnify Indemnitee shall also apply to Indemnitee's affiliates, and the officers, directors, employees, stockholders, partners, and agents, as applicable, of Indemnitee and its affiliates.

      I.13.A.ii Indemnitor shall hold Indemnitee harmless against all claims, demands, losses, liabilities, judgments, fines, settlements, and costs of any nature, including but not limited to reasonable attorneys' fees (collectively, "Damages") arising from any and all claims, demands, actions, suits, proceedings, or causes of action (collectively, "Actions") relating to or arising out of the indemnifiable incident.

      I.13.A.iii Indemnitee shall give Indemnitor prompt written notice of any Action.

      I.13.A.iv If Indemnitor is obligated to defend Indemnitee:

            I.13.A.iv.(a) At Indemnitor's option, Indemnitor shall either (1) defend Indemnitee against or settle the Action by counsel reasonably acceptable to Indemnitee, or (2) permit Indemnitee to so defend the Action and indemnify Indemnitee for Indemnitee's Damages.

            I.13.A.iv.(b) If Indemnitor chooses to defend the Action, Indemnitee shall give Indemnitor proper and full information and assistance in connection with Indemnitor's defense of the Action. Indemnitor may, at its sole option, settle the Action on terms and conditions reasonably acceptable to Indemnitee. Indemnitee, at Indemnitee's sole expense, may have its own counsel participate in the Action, but Indemnitor's counsel shall have final decision making authority with respect to all aspects of the Action.

            I.13.A.iv.(c) If Indemnitor chooses to permit Indemnitee to defend the Action, Indemnitee shall not agree to pay Damages or settle or otherwise compromise the Action without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld.


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
                                                                      APPENDIX I
                                                                   Page 14 of 18


I.14 Removal of Facilities by TWComm

I.14.A Subject to Section I.15 and I.16 of this Appendix I, and unless the parties otherwise mutually agree, TWComm shall remove any Facilities used exclusively for Services under this Agreement from each Customer Premises within 30 days after cancellation of such Services provided over such Facilities. TWComm shall also restore the space occupied by the Facilities to its original condition, normal wear and tear excepted. All such work shall be performed by TWComm at its sole expense.

I.14.B Within 30 days after written request by AT&T, TWComm shall, at its own expense, remove from each AT&T Serving Office any equipment not needed for the provision of current or forecasted Services to AT&T at that location.

I.14.C Within 60 days after disconnection of all TWComm Services to an AT&T Serving Office in connection with the termination of this Agreement or an applicable MSA Schedule, TWComm shall, at its own expense, remove any Facilities used exclusively for Services under this Agreement (other than cable and conduit) from the AT&T Serving Office and restore the equipment space to its original condition, normal wear and tear excepted.

I.15 Removal of Facilities by AT&T

I.15.A If TWComm defaults upon any of its obligations under Section I.14 of this Appendix I, AT&T may, at its option, upon 10 days' written notice to TWComm, if TWComm has not cured such default within such 10-day period,

      I.15.A.i perform the removal and restoration work itself at TWComm's sole risk and expense, or

      I.15.A.ii take ownership of the Facilities pursuant to Section I.15.C of this Appendix I.

I.15.B Any Facilities removed by AT&T under this Section I.15 shall be delivered, at TWComm's sole risk and expense, to a location reasonably designated at that time by TWComm, provided that TWComm has paid AT&T in advance for the costs of such removal and delivery. If TWComm fails to make such payment within 10 days of written request therefor and to designate a location for delivery, AT&T may, at its option, take ownership of such Facilities in accordance with Section I.15.C, below

I.15.C If AT&T, pursuant to this Section I.15, elects to take ownership of Facilities that TWComm has failed to remove, AT&T shall give notice thereof to TWComm. Such Facilities will be deemed abandoned in place and automatically conveyed to AT&T and will become the property of AT&T, free of any interest or


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
                                                                      APPENDIX I
                                                                   Page 15 of 18


lien of any kind by TWComm (or by any person claiming through TWComm). At AT&T's request, TWComm will promptly execute and deliver to AT&T a bill of conveyance or such other assurances as may be requisite to confirm or perfect the transfer of equipment to AT&T.

I.16  Obligation to Convey Cable and Conduit

I.16.A Because removal of installed cable could cause damage to other cables, TWComm agrees to retire its cable in place at the AT&T Serving Offices. Cable no longer used by TWComm at the AT&T Serving Office to provide Services in connection with this Agreement shall be deemed abandoned in place and automatically conveyed to AT&T pursuant to Section I.16.C of this Appendix I. This Section I.16.A does not apply to cabling being used by TWComm to provide services under a separate agreement with AT&T (e.g., a Shared Customer-Provided Access agreement). The provisions of such separate agreement shall govern TWComm's abandonment of cabling that is no longer used to provide services under such separate agreement.

I.16.B Any entrance conduit constructed by TWComm between the line manhole and the cable vault of the AT&T Serving Office shall be deemed abandoned in place and automatically conveyed to AT&T pursuant to Section I.16.C of this Appendix I upon the termination of this Agreement or a MSA Schedule. This Section I.16.B does not apply to entrance conduit being used by TWComm to provide services under a separate agreement with AT&T (e.g., Shared Customer-Provided Access agreement). The provisions of such separate agreement shall govern TWComm's abandonment of conduit that is no longer used to provide services under such separate agreement.

I.16.C Upon the conveyance of TWComm's cable or conduit to AT&T pursuant to this
Section I.16, the conveyed property will thereupon become the property of AT&T, free of any interest or lien of any kind by TWComm (or by any person claiming through TWComm). At AT&T's request, TWComm will promptly execute and deliver to AT&T a bill of conveyance or such other assurances as may be requisite to confirm or perfect the transfer of cable and conduit to AT&T.

I.17 Availability of Security Enclosures

I.17.A TWComm may, for added security, request that AT&T separately enclose TWComm's equipment within partition walls, chain link fencing, or such other barrier materials as may be feasible at the AT&T Serving Office. If AT&T consents to construct such enclosure, TWComm agrees:

      I.17.A.i to reimburse AT&T's costs and expenses for the work performed;
      and


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
                                                                      APPENDIX I
                                                                   Page 16 of 18


      I.17.A.ii to furnish AT&T with all keys, entry codes, lock combinations, or other materials and information needed for entry into the enclosure, and to permit AT&T to enter the enclosure at all times to fulfill the purposes of this Agreement.

I.17.B AT&T shall use commercially reasonable efforts similar to those it uses with regard to its own restricted areas to ensure that entry into TWComm's enclosure is only obtained by AT&T's duly authorized personnel, and only to fulfill the purposes of this Agreement.

I.17.C AT&T's consent to construct such enclosure shall not relieve TWComm of its insurance obligations under Section I.18 of this Appendix I.

I.18 Required Insurance

I.18.A Except as otherwise provided in Section I.18.B, below, TWComm shall carry insurance in accordance with this Section I.18 until all Facilities (other than cable and conduit) have been removed from the AT&T Serving Office or until TWComm has ceased to perform work under this Agreement, whichever is later.

I.18.B TWComm shall carry products/completed operations coverage for an additional period of 2 years after the date described in Section I.18.A, above.

I.18.C TWComm's insurance shall be provided by companies reasonably acceptable to AT&T and shall cover the following amounts and types of liability with respect to TWComm's obligations under this Agreement:

worker's compensation                    statutory amount

employer's liability occupational        $1 million each accident
disease and bodily injury                $1 million disease each employee
                                         $1 million disease-policy limit

comprehensive general liability          combined single limit personal injury
including premises-operations,           and property damage on an occurrence
products/ completed operations,          policy form with policy amounts of (i)
independent contractors, contractual     not less than $ 15 million per
(blanket), broad form property damage,   occurrence (without a limitation on
with umbrella excess liability           aggregate amount); or (ii) not less
(collectively, "Comprehensive            than $ 40 million per occurrence with
Coverage")                               an aggregate annual amount of not less
                                         than $ 40 million

automobile liability for owned, hired    $2 million
and non-owned autos ("Automobile         combined single limit bodily
Liability Coverage")                     injury/property damage


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
                                                                      APPENDIX I
                                                                   Page 17 of 18


all risk insurance with standard         full replacement value of TWComm's
extended coverage, replacement value,    Facilities and any of TWComm's
without co-insurance factor, with one    equipment, tools, and personal property
month's extra expenses coverage ("All    located in the AT&T Serving Office
Risk Coverage")

I.18.D Notwithstanding the foregoing, TWComm may self-insure transmission and distribution lines to fulfill its obligations under this Section I.18.

I.18.E TWComm shall include any Local Entity as a named insured on each TWComm insurance policy unless TWComm and AT&T otherwise mutually agree in writing.

I.18.F TWComm will require each of its subcontractors that will be undertaking work that TWComm would otherwise be obligated to perform under this Agreement on or about any Served Premises to carry insurance in conformity with the requirements of this Section I.18, provided that the required coverage for (1) Comprehensive Coverage shall be limited to not less than $2 million per occurrence, with an aggregate annual amount of not less than $4 million; and (2) Automobile Liability Coverage shall be limited to not less than $2 million; and provided further that All Risk Coverages shall not be required.

I.18.G Each policy evidencing the insurance described in this Section I.18 must contain a provision that the insurance policy, and the coverage it provides, shall be primary and noncontributing with respect to any policies carried by AT&T and its affiliates, and that any policies carried by AT&T and its affiliates shall be excess insurance.

I.18.H The worker's compensation, employer's liability, and occupational disease and bodily injury policies each shall contain a waiver by TWComm's insurer of any right of subrogation against AT&T, AT&T's parent, subsidiaries, and affiliates, and each of their respective officers, directors, employees, agents, contractors, and suppliers (collectively "AT&T's Affiliates and Personnel"). TWComm hereby releases AT&T and AT&T's Affiliates and Personnel from any, and all claims within the scope of coverage of such insurance, regardless of the form of action (including without limitation claims alleging negligence or other fault by AT&T, or by any of AT&T's Affiliates and Personnel).

I.18.I The Comprehensive Coverage policies of TWComm and its subcontractors that will be undertaking work that TWComm would otherwise be obligated to perform under this Agreement on or about any Served Premises each shall contain a provision including AT&T, AT&T's Affiliates and Personnel, and any other parties in interest designated by AT&T, as additional insureds.


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
                                                                      APPENDIX I
                                                                   Page 18 of 18


I.18.J Prior to the start of any work under this Agreement, TWComm must furnish to AT&T, and obtain AT&T's approval of, certificates of insurance

      I.18.J.i evidencing the waivers of subrogation and additional insured provisions required by this Section I.18; and

      I.18.J.ii stating that the insurer will use best efforts to notify AT&T at least 30 days prior to cancellation of, or any material change in, the coverage provided.


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
                                                                    SCHEDULE I-1
                                                                     Page 1 of 6


                          MODEL LIENHOLDER'S AGREEMENT


            _____________________ ("Local Entity") and AT&T Communications, Inc., as agent for AT&T Corp. and its affiliated AT&T Communications companies ("AT&T"), and Time Warner Communications ("TWComm") have entered into a MSA Schedule for [MSA NAME ] effective ___________________, and AT&T and TWComm have entered into a national business telecommunications services agreement, effective September 15, 1995 (hereinafter both agreements shall be referred to as "Agreement"). To fulfill its obligations under the Agreement, Local Entity may be required to install certain apparatuses, transmission media and other physical plant ("Equipment") and/or fiber optic, metallic, coaxial or similar transmission media ("Cabling") in various AT&T serving offices identified in AT&T Tariff F.C.C. No. 10 or equivalent intrastate tariffs ("AT&T Central Offices") or at AT&T's customers' locations ("Customer Premises").

            The undersigned Declarant has the following interest in the Equipment and Cabling ("Terminating Facilities"):

                         A perfected security interest.

            For good and valuable consideration, receipt of which is hereby acknowledged:

            1. Without prejudice to any rights or claims Declarant may lawfully have against Local Entity, and any rights or claims Local Entity may lawfully have against AT&T, Declarant hereby releases AT&T and its affiliates and customers from any and all damages, claims, demands, or liabilities, including without limitation, claims or liabilities based on AT&T's or AT&T's customers' fault or negligence, with respect to the Terminating Facilities located in AT&T Central Offices or at Customer Premises.

            2. Prior to transferring, assigning or granting any interest in the Terminating Facilities or in any contract or instrument related to the Terminating Facilities to a third party ("Transferee"), Declarant agrees to obtain the prior written agreement of Transferee to be bound by all of the rights and obligations of Declarant under this Lienholder's Agreement. In the event any of Declarant's interest in the Terminating Facilities, or in any contract or instrument related to the Terminating Facilities, is transferred, assigned, or granted to a Transferee, Declarant covenants to release, indemnify, defend, and hold AT&T and its affiliates and AT&T's customers harmless against all losses, costs (including reasonable attorneys fees), damages, expenses, claims, demands, or liabilities arising from any suit or action brought by Transferee, including without limitation suits or actions based on AT&T's or AT&T's customers' fault or negligence, in connection with the Terminating Facilities.


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
                                                                    SCHEDULE I-1
                                                                     Page 2 of 6


            3. Declarant hereby waives any right to inspect or obtain access to the Terminating Facilities, so long as the Terminating Facilities remain in an AT&T Central Office or at any Customer Premises.

            4. Notwithstanding the provisions of Paragraph 3 above, if Local Entity must surrender possession of the Equipment to Declarant, Declarant will make no more than one inspection of the Equipment at an AT&T Central Office or at the premises of any AT&T customer ("Customer Premises"). Any inspection at a Customer Premises is expressly conditioned upon prior approval by AT&T's customer. Any inspection of Equipment that may be conducted by Declarant will be coordinated by AT&T, such coordination will include all contacts with AT&T's customer, and at AT&T's option, an AT&T employee or AT&T agent to escort Declarant or Declarant's agent during the inspection. Any inspection of Equipment at Customer Premises will be conducted at a time that is mutually agreed upon by Declarant, AT&T and AT&T's customer. Any inspection of equipment at an AT&T Central Office will be conducted at a time that is mutually agreed upon by Declarant and AT&T.

            5. If Local Entity ceases to use the Terminating Facilities located in any AT&T Central Office to provide Services under the Agreement, Declarant agrees that Local Entity shall remove the Terminating Facilities pursuant to
Section I.14 of Appendix I of the Agreement. Declarant also agrees that, pursuant to Section I.15 of Appendix I of the Agreement, AT&T may at its option, upon 10 days' written notice to Local Entity, (1) perform the removal of the Terminating Facilities itself at Local Entity's sole risk and expense, or (2) take ownership of the Terminating Facilities that Local Entity has failed to remove in accordance with the requirements of Section I.14 of Appendix I of the Agreement. Any Terminating Facilities removed by AT&T under Section I.15 of Appendix I of the Agreement, shall be delivered at Local Entity's sole risk and expense, to a location reasonably designated at that time by Local Entity, provided that Local Entity has paid AT&T in advance for the costs of such removal and delivery. If Local Entity fails to make such payment and designate a location for delivery, AT&T will tender the Equipment to Declarant and Declarant may make such payment to AT&T and designate a location for delivery on Local Entity's behalf. If both Local Entity and Declarant fail to make such payment or designate a location for delivery, AT&T may, at its option, take ownership of the Terminating Facilities in accordance with Section I.16 of Appendix I of the Agreement.

            6. Notwithstanding the provisions of Paragraph 5 above, this Paragraph 6 applies if, and only if, Local Entity must surrender possession of the Terminating Facilities to Declarant. Declarant and Local Entity agree that upon six months prior written notice to AT&T, Local Entity shall remove the Terminating Facilities pursuant to Section I.14 of Appendix I of the Agreement. Declarant also agrees that, pursuant to Section I.15 of Appendix I of the Agreement, AT&T may at its option, upon 10 days' written notice to Local Entity and Declarant, perform the removal of the Terminating Facilities itself at Local Entity's sole risk and expense. Any Terminating


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
                                                                    SCHEDULE I-1
                                                                     Page 3 of 6


Facilities removed by AT&T under Section I.15 of Appendix I of the Agreement, shall be delivered at Local Entity's sole risk and expense, to a location reasonably designated at that time by Declarant, provided that Local Entity has paid AT&T in advance for the costs of such removal and delivery. If Local Entity fails to make such payment, AT&T will tender the Equipment to Declarant and Declarant may make such payment to AT&T on Local Entity's behalf. If both Local Entity and Declarant fail to make such payment or Declarant fails to designate a location for delivery, AT&T may, at its option, take ownership of the Terminating Facilities in accordance with Section I.16 of Appendix I of the Agreement.

            7. If AT&T takes ownership of such Terminating Facilities in accordance with Section I.16 of Appendix I of the Agreement, such Terminating Facilities will be deemed abandoned in place and automatically conveyed to AT&T and will become the property of AT&T, free of any interest or lien of any kind by Local Entity, Declarant (or by any person claiming through Local Entity or Declarant). Declarant further agrees that upon AT&T's request, Declarant will execute and deliver to AT&T a bill of conveyance or such other assurances as may be requisite to confirm or perfect the transfer of such Terminating Facilities to AT&T.

            8. Notwithstanding the provisions of Paragraphs 5 and 6 above, if by reason of the termination of the Agreement for any cause or reason, Local Entity ceases to use the Cabling located in any AT&T Central Office to provide Communications Services under the Agreement, Declarant agrees to retire the Cabling in place at the AT&T Central Offices. Declarant also agrees, pursuant to
Section I.16 of Appendix I of the Agreement, that any Cabling no longer used by the Local Entity to provide Communications Services under the Agreement shall be deemed abandoned in place at the AT&T Central Offices and automatically conveyed to AT&T. Declarant further agrees to execute and deliver to AT&T a bill of conveyance or such other assurances as may be requisite to confirm or perfect the transfer of such Cabling to AT&T.

            9. If Local Entity defaults in its obligations under the Agreement, AT&T and Local Entity agree that Declarant as Secured Party may, but shall not be obligated to, cure such default or defaults within the applicable notice and cure periods provided thereunder, and, at Declarant's option (provided Declarant cures all such defaults within such periods and notifies AT&T in writing that it has cured such defaults) assume all rights and obligations of Local Entity under the Agreement. If Declarant cures Local Entity's default or defaults pursuant to this Paragraph 9, AT&T will recognize Declarant as a collateral assignee under the Agreement, having all right, title, interest and obligations of the Local Entity thereunder with the same force and effect as if Declarant had been an original party thereto. Notwithstanding any other provisions of this Paragraph 9, Declarant and Local Entity agree that Declarant shall have no right to assign any right or obligation which it may assume under the Agreement without the express written consent of AT&T, that any such assignment of rights or obligations


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
                                                                    SCHEDULE I-1
                                                                     Page 4 of 6


under the Agreement without AT&T's express written consent shall be void, and that AT&T may immediately terminate any services purchased from Local Entity by AT&T without incurring any termination charges or other charges for early termination. Declarant and Local Entity also agree that any payment for Communications Services purchased by AT&T under the Agreement will continue to be made to Local Entity pursuant to the terms of the Agreement until Declarant notifies AT&T in writing that it has assumed all rights and obligations of Local Entity under the Agreement pursuant to this Paragraph 9. Upon such written notification, Local Entity expressly waives all rights and interest it may otherwise have under the Agreement, including without limitations, the right to receive payments for Communications Services provided to AT&T under the Agreement.

            10. All notices to be provided under this Lienholder's Agreement shall be provided to AT&T at the following address (or such address as AT&T may designate in writing):

                        AT&T

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------


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
                                                                    SCHEDULE I-1
                                                                     Page 5 of 6


            11. Neither AT&T, Local Entity nor Declarant shall disclose the existence and terms of this Lienholder's Agreement or of the Agreement to any party without the express written consent of the other parties to this Lienholder's Agreement. Before making any disclosure to a Transferee, Declarant shall obtain AT&T's prior written consent to the disclosure as well as Transferee's written agreement not to make further disclosure without AT&T's prior written consent. The obligation of all parties to protect the confidentiality of this Lienholder's Agreement and of the Agreement shall survive the term of this Lienholder's Agreement.

            12. If the provisions of any other contracts or agreements between the parties to this Lienholder's Agreement conflict with any of the provisions of this Lienholder's Agreement, the provisions of this Lienholder's Agreement shall govern the rights and obligations of the parties.

            13. This Lienholder's Agreement is binding upon the parties and their permitted successors and assigns.

            14. This Lienholder's Agreement will terminate upon expiration of Declarant's perfected security interest in the Terminating Facilities, or until the Agreement is terminated, whichever comes first. Declarant agrees to notify AT&T in writing, within ten (10) days, when Declarant's perfected security interest in the Terminating Facilities has expired.


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
                                                                    SCHEDULE I-1
                                                                     Page 6 of 6


            The Undersigned parties by their duly authorized representatives, hereby execute this Lienholder's Agreement with intent to be bound hereby and with the purpose that they will rely upon the covenants herein.

                               Accepted and Agreed to as aforesaid:

                DECLARANT:     BY:
                                  ---------------------------------


                               ------------------------------------
                               (Name)

                               ------------------------------------
                               (Title)

                               ------------------------------------
                               (Date)

             LOCAL ENTITY:     BY:
                                  ---------------------------------


                               ------------------------------------
                               (Name)

                               ------------------------------------
                               (Title)

                               ------------------------------------
                               (Date)

 AT&T COMMUNICATIONS, INC.     BY:
                                  ---------------------------------


                               ------------------------------------
                               (Name)

                               ------------------------------------
                               (Title)

                               ------------------------------------
                               (Date)


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
                                                                      APPENDIX J
                                                                     Page 1 of 3


                          SERVICE ASSURANCE WARRANTIES

J.1 Introduction

The Service Assurance Warranties ("SAWs") described in this Appendix J apply to Dedicated Services, Switched Access Transport, and Switched Business Line Services.

J.2 Delayed Installation SAW

J.2.A Under the delayed installation SAW, TWComm will apply a delayed installation credit for any Service that is not provided by the confirmed due date. The confirmed due date will be the date specified on TWComm's firm order confirmation form, or other form of order acceptance.

      J.2.A.i Except as otherwise provided in Section J.2.A.ii, the amount of the delayed installation credit will be * (a) an amount no less than * ; or (b) an amount no less than * .

      J.2.A.ii For any Service that is not provided by the confirmed due date because of a delay in the installation of a Service Element furnished by Type II provisioning, the amount of the delayed installation credit will be no less than * .

J.2.B Notwithstanding the foregoing, except as provided in Section J.2.E, a delayed installation credit will not be applied, nor shall there be any other adverse effects to TWComm under this Agreement, under the following circumstances:

      J.2.B.i installation is delayed at AT&T's request; or

      J.2.B.ii installation is delayed at the premises where installation is scheduled to be made (a) at the request of AT&T's customer, (b) because AT&T's customer has not given TWComm necessary access to the premises where installation is to be made, or (c) because AT&T's customer is not ready to accept the Service until after the confirmed due date.

J.2.C The reasons stated in Section J.2.B.ii of this Appendix J shall not be deemed the cause of an installation delay unless TWComm has:


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
                                                                      APPENDIX J
                                                                     Page 2 of 3


      J.2.C.i made reasonable efforts to consult with the appropriate AT&T work center (or such other contact specified by AT&T) by telephone; and

      J.2.C.ii taken such further reasonable actions in an attempt to make installation as AT&T may direct in the course of such consultation.

J.2.D If TWComm's reasonable efforts to consult with AT&T as required under Section J.2.C.i of this Appendix J are unsuccessful, TWComm shall notify AT&T of the reason for the delay as soon as reasonably possible.

J.2.E Notwithstanding the provisions of Section J.2.B of this Appendix J, a delayed installation credit will be applied if TWComm fails to comply with any of the requirements of Sections J.2.C or J.2.D of this Appendix J.

J.2.F Such delayed installation credits, and any other applicable remedy pursuant to Section 20 and Appendix E-6 of this Agreement, shall constitute AT&T's sole remedy for a delayed installation under this Agreement.

J.3 Service Interruption SAW

J.3.A Under the Service interruption SAW, TWComm will apply credits against monthly recurring charges on an end-to-end Service basis, however, the determination of the credit allowance shall be based upon the Provisioning Type associated with the Service Element to which the interruption is sectionalized. A Type I credit, as set forth in Section J.3.D.i of this Appendix J, is applied to the entire Service whenever a Service experiences an interruption that is sectionalized to a Type I Service Element. A Type II credit, as set forth in Section J.3.D.ii of this Appendix J, is applied to the entire Service whenever a Service experiences an interruption that is sectionalized to a Type II Service Element. If TWComm is unable to sectionalize an outage to a particular Service Element, then TWComm will apply a Type I credit to the entire Service.

J.3.B A Service is considered to be interrupted when * . TWComm and AT&T agree that the Service is unfit if it * .

J.3.C An interruption is deemed to begin when the interruption is first detected by AT&T or TWComm (whichever is earlier), and will be deemed to end when
* . When a Service that has experienced an interruption that has been restored by TWComm and AT&T received notice of restoration pursuant to Section 17.B of this Agreement, AT&T shall test the Service with reasonable promptness and, if the Service has been


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
                                                                      APPENDIX J
                                                                     Page 3 of 3


properly restored, will acknowledge that the Service has been restored pursuant to this Section J.3.C.

J.3.D In the event of a Service interruption, the following credits against monthly recurring charges will apply:

      J.3.D.i Except as otherwise provided in Section J.3.D.ii, the amount of the interruption credit will be the greater of (a) an amount no less than
      * , or (b) an amount no less than the * .

      J.3.D.ii For any interruption of a Service Element furnished by Type II provisioning, the amount of interruption credit will be no less than the * .

J.3.E Such interruption credits, and any other applicable remedy pursuant to
Section 20 and Appendix E-6 of this Agreement, shall constitute AT&T's sole remedy for a Service interruption under this Agreement.


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
                                                                      APPENDIX K
                                                                     Page 1 of 8


                     SERVICE PERFORMANCE EVALUATION PROCESS

K.1 Introduction

K.1.A This Appendix K sets forth the process to be used by the parties to evaluate TWComm's overall Service performance. The performance evaluation process is composed of two elements as follows:

      K.1.A.i The attributes and administration of Direct Measures of Quality ("DMOQs") used to evaluate TWComm's Service performance for each specific Service operation are described in Sections K.2, K.3 and K.4 of this Appendix K.

      K.1.A.ii The method to be used to determine TWComm's overall performance on DMOQs across the United States and in each MSA that TWComm is offering Services to AT&T is described in Sections K.5 through K.1 1 of this Appendix K.

K.2 CAP Performance and Quality Requirements Document

K.2.A AT&T has previously provided to TWComm a document that contains a set of DMOQs (referred to herein as "CAP Performance and Quality Requirements") which is hereby incorporated by reference to this Agreement.

K.2.B The CAP Performance and Quality Requirements may supplement, but do not amend or replace, other Service obligations contained elsewhere in the Agreement.

K.2.C The CAP Performance and Quality Requirements may be modified by AT&T from time to time as set forth in Section K.4 of this Appendix K.

K.3 DMOQs

K.3.A Each DMOQ described in the CAP Performance and Quality Requirements contains performance standards, which are referred to as DMOQ Standards.

K.3.B Each DMOQ will have a minimum of two and a maximum of five DMOQ Standards. These DMOQ Standards, in descending order, are:

      EXCEEDS (is provided for some or all DMOQs);

      MEETS (is provided for every DMOQ);

      APPROACHES (is provided for some or all DMOQs);


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
                                                                      APPENDIX K
                                                                     Page 2 of 8


      DOES NOT MEET (is provided for every DMOQ);

      SIGNIFICANTLY DEFICIENT (is provided for some or all DMOQs).

K.3.C Each DMOQ has been assigned a weight ("Weight") reflecting its relative criticality to AT&T. The higher the Weight the greater the impact a DMOQ will have on TWComm's overall performance measurement.

K.3.D By their nature, some DMOQs measure performance on a national basis (e.g., Timeliness of Bill). These DMOQs will be labeled "National DMOQs" in the CAP Performance and Quality Requirements, and TWComm's nationwide performance of National DMOQs will be used in lieu of specific MSA performance information for each MSA being evaluated.

K.3.E An illustrative example of a DMOQ, its Weight and Performance Standards as each may appear in the CAP Performance and Quality Requirements is shown below:

      E.5.A              DUE DATE MET                  (WEIGHT 3)

      The Supplier shall provide Access Services on the date requested by AT&T. This standard measures the occurrences where the Supplier DOES NOT provide Access Service(s) on the date requested by AT&T.

      DMOQ STANDARDS

           MEETS:                         *

           DOES NOT MEET:                 *

           SIGNIFICANTLY                  *
           DEFICIENT:

K.4 Adjustments to Performance Specifications

K.4.A AT&T may *

K.4.B AT&T will provide TWComm written notification of any change to the CAP Performance and Quality Requirements as soon as possible and in any event at least 30 days before a new or revised DMOQ will become a performance requirement. Measurements and assessments of revised or new DMOQs may start in the Performance Evaluation Period (as this term is defined in Section 1(9 of this Appendix K) following the 30-day notice period.


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
                                                                      APPENDIX K
                                                                     Page 3 of 8


K.5 Numerical Measurement of Quality

K.5.A TWComm's Service quality will be measured for each MSA by a numerical composite of TWComm's performance on all DMOQs applicable to the Services provided in such MSA. This numerical measurement is referred to as TWComm's Composite Performance. The DMOQs on which the Composite Performance is based are set forth in the then current CAP Performance and Quality Requirements.

K.5.B TWComm's Service quality will also be measured across the United States for all Services using Composite Performance. TWComm's national performance shall be for informational purposes only; accordingly, except as otherwise expressly stated in Sections 16.E and 28.C of this Agreement, AT&T shall have no remedies against TWComm with respect to TWComm's national Composite
Performance.

K.5.C The Composite Performance for each MSA will be calculated independently of the calculation for every other MSA and for the United States.

K.5.D The method for calculating Composite Performance is set forth in Section
K.7 of this Appendix K.

K.5.E Based upon the Composite Performance achieved by TWComm, TWComm's overall performance ("Service Performance") for the applicable area (MSA or national) will fall within one of the following two categories: Satisfactory Performance or Less Than Satisfactory Performance, as defined in Section K.8 of this Appendix K.


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
                                                                      APPENDIX K
                                                                     Page 4 of 8


K.6 DMOQ Standards

K.6.A As set forth in Section K.3, each DM00 has a minimum of two and a maximum of five levels of DMOQ Standards. Each DMOQ Standard is assigned the point value shown to its right in Table 1 below:

                                    TABLE I

                           DMOQ STANDARD POINT VALUES

--------------------------------------------------------------------------------
               DMOQ STANDARD                 POINT VALUE
--------------------------------------------------------------------------------
                  EXCEEDS                         *

                   MEETS                          *

                APPROACHES                        *

               DOES NOT MEET                      *

          SIGNIFICANTLY DEFICIENT                 *
--------------------------------------------------------------------------------

K.7 Method to Calculate Composite Performance

K.7:A As further described in Sections K.9 and K.10, the party responsible for the preparation of the Performance Evaluation will assess the available performance data, and will determine in accordance with the then current CAP Performance and Quality Requirements which DMOQ Standard has been achieved by TWComm for each DMOQ to be evaluated for each MSA and for the United States.

K.7.B For each DM0Q to be evaluated, the Weight set forth in the then current CAP Performance and Quality Requirements for each such DM0Q will be converted to its Percentage Weight. The Percentage Weight of a DM0Q is determine by the following formula:

*

K.7.C For each DM0Q to be evaluated, the Percentage Weight is multiplied by the point value specified in Table 1 of this Appendix K for the DM0Q Standard achieved by TWComm. The resulting product is the DM0Q Value for each DM0Q.


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
                                                                      APPENDIX K
                                                                     Page 5 of 8


K.7.D The sum of the DMOQ Values for all the DMOQs evaluated in the MSA or the United States is the Composite Performance for that area.

K.8 Determination of Service Performance

K.8.A TWComm's Composite Performance for each MSA and the United States will be categorized into one of two Service Performance categories reflecting AT&T's performance expectations. Such categories are: Satisfactory Performance and Less Than Satisfactory Performance. Table 2 below sets forth TWComm's Composite Performance thresholds for each Service Performance category.

                                    TABLE 2

                       THRESHOLDS FOR SERVICE PERFORMANCE

--------------------------------------------------------------------------------
          COMPOSITE                     SERVICE PERFORMANCE
         PERFORMANCE
--------------------------------------------------------------------------------
             *                  SATISFACTORY PERFORMANCE

             *          LESS THAN SATISFACTORY PERFORMANCE
--------------------------------------------------------------------------------

K.9-Data Collection and Reporting

K.9.A AT&T will determine, in its reasonable discretion, the periodic intervals for which TWComm's performance on DMOQs will be evaluated (each a "Performance Evaluation Period"), which shall not be less than one month. Initially, the Performance Evaluation Period will be each calendar month. AT&T will provide TWComm reasonable advance written notice of any change in the Performance Evaluation Period.

K.9.B AT&T, in its reasonable discretion, may elect to have TWComm's Composite Performance determined on the basis of performance data recorded and compiled by AT&T; performance data recorded and compiled by TWComm; or any combination thereof.

      K.9.B.i AT&T may designate to TWComm those DMOQs for which TWComm will report performance data (the "Self-Reported DMOQs"). In the absence of any designation otherwise by AT&T, the Self-Reported DMOQs shall include all DMOQs set forth in the then current CAP


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
                                                                      APPENDIX K
                                                                     Page 6 of 8


      Performance and Quality Requirements (excluding the DMOQs which apply solely to Services which are not provided to AT&T by TWComm in that MSA).

      K.9.B.ii TWComm shall compile performance data concerning each Self-Reported DM0Q for each MSA and for the United States for each Performance Evaluation Period, and shall report the data to AT&T within 10 days after the end of such Performance Evaluation Period, except as otherwise provided in Section K.9.B.vi of this Appendix K.

      K.9.B.iii For each Performance Evaluation Period, AT&T shall compile performance data concerning each DM00 that is not a Self-Reported DMOQ for each MSA and for the United States, and shall report the data to TWComm within 20 days after the end of such Performance Evaluation Period.

      K.9.B.iv For each Self Reported DMOQ, AT&T may reasonably designate the method by which TWComm shall measure performance, and the format in which TWComm shall report its performance to AT&T.

      K.9.B.v With respect to AT&T's DMOQs that are applicable as of the Effective Date of this Agreement, TWComm agrees that such DMOQs shall be deemed Self-Reported DMOQs, if AT&T so designates.

      K.9.B.vi With respect to any amendments to or additional DMOQs that apply after the Effective Date of this Agreement, if it is not reasonably feasible for TWComm to provide performance data relating to such DMOQs, or if it is not reasonably feasible for TWComm to provide performance data relating to such DMOQs by the method and/or form requested by AT&T for Self-Reported DMOQs, TWComm will promptly notify AT&T. Unless AT&T and TWComm mutually agree that it is reasonably feasible for TWComm to measure or report such performance data for such DMOQs, the applicable DM0Q will not be considered a Self-Reported DMOQ but will be incorporated into the Composite Performance measures based on AT&T's performance data compiled in accordance with Section K.9.B.iii of this Appendix K.

K.9.C If TWComm fails to report performance data on a Self-Reported DM0Q to AT&T within 10 days as described in Section K.9.B.ii of this Appendix K after the end of any Performance Evaluation Period (or such shorter period as mutually agreed upon by AT&T and TWComm) the performance during such Performance Evaluation Period for the affected area will be assumed to be the lowest DM0Q Standard available for that DMOQ.


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                                                                      APPENDIX K
                                                                     Page 7 of 8

K.9.D If AT&T fails to report performance data on a DMOQ to TWComm that is not a Self-Reported DMOQ within 20 days after the end of any Performance Evaluation Period (or such shorter period as mutually agreed upon by AT&T and TWComm) the performance during such Performance Evaluation Period for the affected area will be assumed to be MEETS for that DMOQ.

K.1O Performance Evaluation

K.1O.A With respect to each MSA and the United States, AT&T may (1) elect to prepare a report of TWComm's performance ("Performance Evaluation") for each Performance Evaluation Period; (2) direct TWComm to prepare a Performance Evaluation for each Performance Evaluation Period; or (3) not require Performance Evaluations. Initially, AT&T requests that TWComm prepare and provide to AT&T a monthly Performance Evaluation for each MSA in which TWComm is then offering Service to AT&T and for the United States.

K.1O.B Each Performance Evaluation will provide the following details with respect to each DMOQ applicable to the Services provided by TWComm within the area being evaluated: the DMOQ identifier; the DMOQ Standard achieved by TWComm (as determined with respect to the performance data); the Percentage Weight; and the DMOQ Value. Each Performance Evaluation will provide the resulting Composite Performance and Service Performance achieved by TWComm for the area being evaluated for the Performance Evaluation Period.

K.10.C If AT&T has elected to prepare and report the Performance Evaluation, such Performance Evaluation will be provided to TWComm within 23 days after the end of the Performance Evaluation Period.

      K.1O.C.i If AT&T fails to provide TWComm the Performance Evaluation within 23 days after the end of the Performance Evaluation Period; and TWComm's Service Performance is Less Than Satisfactory for the ) Performance Evaluation Period; and if that evaluation is the first or second Less Than Satisfactory Performance evaluation in any 5 consecutive month period, such evaluation will not be a cause for which AT&T may elect a Remedy (as this term is described in Appendix E-6 of this Agreement).

      K.1 0.C.ii If AT&T fails to provide a Performance Evaluation within 30 ) days after the end of the Performance Evaluation Period, then TWComm's Service Performance will be deemed to be Satisfactory for such Performance Evaluation Period.

K.10.D If AT&T has directed TWComm to prepare and report the Performance Evaluation, such Performance Evaluation will be provided to AT&T within (i)


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
                                                                      APPENDIX K
                                                                     Page 8 of 8


three business days following date on which AT&T provides to TWComm all performance data that AT&T is to report, or (ii) 23 days after the end of the Performance Evaluation Period, which ever occurs first. (However, TWComm will not be required to produce a Performance Evaluation earlier than 13 days after the end of the Performance Evaluation Period.) If TWComm fails to provide AT&T the Performance Evaluation within three business days of the required time frame, *.

K.11 TWComm Self-Reporting Processes

K.11.A TWComm shall establish systems and procedures for measuring and reporting its performance (herein referred to as TWComm's self-reporting processes) as set forth in Sections K.9 and K.10 of this Appendix K. TWComm will take all reasonable steps necessary to ensure the accuracy of such self-reporting processes. TWComm will afford AT&T the opportunity to evaluate TWComm's self-reporting processes for DMOQs that apply to Dedicated Services and Switched Services, respectively. Deployment and evaluation of TWComm's self-reporting processes shall include the following steps:

      K.11.B.i TWComm will establish accurate and reliable self-reporting processes, including controls to identify and prevent performance reporting process defects.

      K.11.B.ii TWComm will afford AT&T the opportunity to review and assess TWComm's performance reporting processes.

      K.11.B.iii TWComm will make all necessary improvements to its self-reporting process, as reasonably requested by AT&T.

      K.11.B.iv TWComm will afford AT&T the opportunity to verify that TWComm's self-reporting processes are capable of collecting and reporting accurate data for purposes of meeting the Dedicated Services Preconditions and Switched Services Preconditions set forth in Appendix E-6 of this Agreement.

K.11.C. TWComm will afford AT&T the opportunity to review and audit TWComm's processes, periodically or upon AT&T's request, to verify that such processes continue to satisfy AT&T's requirements.


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
                                                                      APPENDIX L
                                                                     Page 1 of 6


                         ALTERNATIVE DISPUTE RESOLUTION

L.1 Purpose

L.1.A This Appendix L is intended to provide for the expeditious, economical, and equitable resolution of disputes between TWComm and AT&T arising under this Agreement.

L.2 Exclusive Remedy

L.2.A For all disputes between TWComm and AT&T arising out of this Agreement or its breach, negotiation and arbitration under the procedures provided herein shall be the exclusive remedy. Except as permitted under Section 41 of this Agreement, TWComm and AT&T agree not to resort to any court, agency, or private group with respect to such disputes except in accordance with this Appendix L. A party that resorts to any court, agency or private group in violation of the foregoing shall be liable to the other party for all costs and expenses (including reasonable attorneys' fees) incurred by the other party in staying such action or compelling arbitration hereunder.

L.2.B The Arbitrator (as defined in Section L.6.A below) appointed hereunder shall determine whether any claim or dispute is required to be arbitrated hereunder, or any other issue regarding arbitrability of a claim or dispute. It for any reason, certain claims or disputes are deemed by the arbitrator to be nonarbitrable, the non-arbitrability of those claims or disputes shall in no way affect the arbitrability of any other claims or disputes.

L.2.C If, for any reason, the Federal Communications Commission or any other federal or state regulatory agency exercises jurisdiction over and decides any dispute related to this Agreement or to any Tariff and, as a result, a claim is adjudicated in both an agency proceeding and an arbitration proceeding under this Appendix L, the following provisions shall apply:

      L.2.C.i To the extent required by law, the agency ruling shall be binding upon the parties for the limited purposes of regulation within the jurisdiction and authority of such agency.

      L.2.C.ii The arbitration ruling rendered pursuant to this Appendix L shall be binding upon the parties for purposes of establishing their respective contractual rights and obligations under this Agreement, and for all other purposes not expressly precluded by such agency ruling.


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
                                                                      APPENDIX L
                                                                     Page 2 of 6


L.3 Informal Resolution of Disputes

L.3.A Prior to initiating an arbitration pursuant to the Commercial Rules of Arbitration ("Rules") of the American Arbitration Association ("AAA"), the parties to this Agreement shall submit any dispute between TWComm and AT&T for resolution to an Inter-Company Review Board consisting of one representative from AT&T at the Director-or-above level and one representative from TWComm at the Vice-President-or-above level (or at such lower level as each party may designate).

L.3.B The parties may enter into a settlement of any dispute at any time. The settlement agreement shall be in writing, and must identify how the Arbitrator's fee for the particular proceeding, if any, will be apportioned.

L.3.C At no time, for any purposes, may a party introduce in evidence or inform the Arbitrator of any statement or other action of a party in connection with negotiations between the parties pursuant to Section L.3.A or Section L.3.B of this Appendix L.

L.4 Initiation of an Arbitration

L.4.A If the Inter-Company Review Board is unable to resolve the dispute within 30 days (or such longer period as agreed to in writing by the parties) of such submission, and the parties have not otherwise entered into a settlement of their dispute, either party may initiate an arbitration in accordance with the AAA Rules.

L.5 Governing Rules for Arbitration

L.5.A The rules set forth below and the Rules of the AAA, including all expedited procedures prescribed therein, shall govern all arbitration proceedings initiated pursuant to this Appendix L; however, such arbitration proceedings shall not be conducted under the auspices of the AAA unless the parties mutually agree or the conditions set forth in Section L.6.F of this Appendix L apply. Where any of the rules set forth herein conflict with the Rules of the AAA, the rules set forth in this Appendix L shall prevail.

L.6 Appointment and Removal of Arbitrator

L.6.A A sole arbitrator (the "Arbitrator") will preside over each dispute submitted for arbitration under this Agreement.

L.6.B The parties shall appoint an Arbitrator who will serve for the term of this Agreement, unless removed pursuant to Section L.6.D of this Appendix L. Unless the parties otherwise agree, the Arbitrator shall be a person with at least 10 years' experience in the local telecommunications business, long distance


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
                                                                      APPENDIX L
                                                                     Page 3 of 6


access arrangements. The appointment will be made by mutual agreement in writing within 30 days after a party has initiated an arbitration proceeding (or such longer period as the parties may mutually agree to in writing).

L.6.C In the event that multiple arbitration proceedings are in progress simultaneously under this Agreement, the Arbitrator may request, in writing, the appointment of one or more additional Arbitrators. The parties shall appoint such additional Arbitrators meeting the qualifications set forth in Section L.6.B within 30 days after receipt of such request (or within such longer period as the Arbitrator's request designates). The Arbitrator may assign arbitration proceedings to the additional Arbitrators in his or her sole discretion, and provided that each such proceeding shall be presided over by a single arbitrator. Additional Arbitrators shall have all the powers and responsibilities of the Arbitrator in proceedings over which they preside, but shall serve only for the duration of the disputes for which they were retained.

L.6.D The parties may, by mutual written agreement, remove an Arbitrator at any time, and shall provide prompt written notice of removal to such Arbitrator.

L.6.E In the event that an Arbitrator resigns, is removed pursuant to Section L.6.D of this Appendix L, or becomes unable to discharge his or her duties, the parties shall, by mutual written agreement, appoint a replacement Arbitrator within 30 days after such resignation, removal, or inability, unless a different time period is mutually agreed upon in writing by the parties. Any matters pending before the Arbitrator at the time he or she resigns, is removed, or becomes unable to discharge his or her duties, will be assigned to the replacement Arbitrator as soon as the replacement Arbitrator is appointed.

L.6.F In the event that the parties do not appoint an Arbitrator within the time limit set forth in Section L.6.B of this Appendix L, an additional Arbitrator within the time limit set forth in Section L.6.C of this Appendix L, or a replacement Arbitrator within the time limit set forth in Section L.6.E of this Appendix L, either party may apply to AAA for appointment of such Arbitrator. If any proceeding must be conducted under the auspices of the AAA in order for the AAA to appoint the Arbitrator, the parties agree that such proceeding shall be so conducted. Prior to filing an application with the AAA, the party filing such application shall provide 10 days' prior written notice to the other party to this Agreement.

L.7 Duties and Powers of the Arbitrator

L.7.A The Arbitrator shall receive complaints and other permitted pleadings, oversee discovery, administer oaths and subpoena witnesses pursuant to the United States Arbitration Act, hold hearings, issue decisions, and maintain a record of proceedings. The Arbitrator shall have the power to award any remedy


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
                                                                      APPENDIX L
                                                                     Page 4 of 6


or relief that a court with jurisdiction over this Agreement could order or grant, including, without limitation, the awarding of damages, pre-judgment interest, specific performance of any obligation created under the Agreement, issuance of an injunction, or imposition of sanctions for abuse or frustration of the arbitration process, except that the Arbitrator may not award:

      L.7.A.i punitive damages; or

      L.7.A.ii any remedy rendered unavailable to the parties pursuant to this Agreement, including without limitation Section 35 of this Agreement.

L.7.B The Arbitrator shall not have the authority to limit, expand, or otherwise modify the terms of this Agreement.

L.8 Discovery

L.8.A TWComm and AT&T shall attempt, in good faith, to agree on a plan for document discovery. Should they fail to agree, either TWComm or AT&T may request a joint meeting or conference call with the Arbitrator. The Arbitrator shall resolve any disputes between TWComm and AT&T, and such resolution with respect to the scope, manner, and timing of discovery shall be final and binding.

L.9 Privileges

L.9.A Although conformity to certain legal rules of evidence may not be necessary in connection with arbitration initiated pursuant to this Appendix, the Arbitrator shall, in all cases, apply the attorney-client privilege and the work product immunity.

L.10 Location of Hearing

L.1O.A Unless both parties agree otherwise, hearings must take place in New York, New York at a time and place designated by the Arbitrator.

L.11 Decision

L.11.A The Arbitrator's decision and award shall be final and binding, and shall be in writing. Judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. Either party may apply to the United States District Court for the district in which the hearing occurred for an order enforcing the decision.

L.12 Fees

L.12.A The Arbitrator's fees and expenses that are directly related to a particular proceeding shall be paid by the losing party. In cases where the Arbitrator


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
                                                                      APPENDIX L
                                                                     Page 5 of 6


determines that neither party has, in some material respect, completely prevailed or lost in a proceeding the Arbitrator shall, in his or her discretion, apportion expenses to reflect the relative success of each party. Those fees and expenses not directly related to a particular proceeding shall be shared equally. In accordance with Section L.3.B of this Appendix L, in the event that the parties settle a dispute before the Arbitrator reaches a decision with respect to that dispute, the settlement agreement must specify how the Arbitrator's fees and expenses for the particular proceeding will be apportioned.

L.12.B In an action to enforce or confirm a decision of the Arbitrator, the prevailing party shall be entitled to its reasonable attorneys' fees, expert fees, costs, and expenses without regard to the local rules of the district in which the suit is brought.

L.13 Confidentiality

L.13.A TWComm, AT&T, and the Arbitrator will treat the arbitration proceeding, including the hearing and any conferences, discovery, or other related events, as confidential, except as necessary in connection with a judicial challenge to or enforcement of an award, or unless otherwise required by an order or lawful process of a court or governmental body.

L.13.B In order to maintain the privacy of all arbitration conferences and hearings, the Arbitrator shall have the power to require the exclusion of any person, other than a party, counsel thereto, or other essential person.

L.13.C To the extent that any information or materials disclosed in the course of an arbitration proceeding contains proprietary or confidential Information of either party, it shall be safeguarded in accordance with Section 41 of this Agreement. However, nothing in Section 41 of this Agreement shall be construed to prevent either party from disclosing the other party's Information to the Arbitrator in connection with or in anticipation of an arbitration proceeding. In addition, the Arbitrator may issue orders to protect the confidentiality of proprietary information, trade secrets, or other sensitive information.

L.14 Service of Process

L.14.A Service may be made by submitting one copy of all pleadings and attachments and any other documents requiring service to each party and one copy to the Arbitrator. Service shall be deemed made (i) upon receipt if delivered by hand; (ii) after five business days if sent by certified U.S. mail; (iii) the next business day if sent by overnight courier service; (iv) upon confirmed receipt if transmitted by facsimile. If service is by facsimile, a copy shall be sent the same day by hand delivery, first class U.S. mail, or overnight courier service.


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
                                                                      APPENDIX L
                                                                     Page 6 of 6


L.14.B Service by AT&T to Time Warner Communications at the address designated for delivery of notices in Appendix M shall be deemed to be service to TWComm or any applicable Local Entity. Service by TWComm to AT&T ) Communications, Inc. at the address designated for delivery of notices in Appendix M shall be deemed to be service to AT&T.


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
                                                                      APPENDIX M
                                                                     Page 1 of 2


                                    NOTICES

M.1 Introduction

M.1.A This Appendix M specifies the person and address for either party to provide written notices or written consents to the other party as required by this Agreement.

M.2 Notices

M.2.A Notices to each party under this Agreement shall be given in writing to the following individual or such individual's designated agent. Unless otherwise provided in the Agreement notices may be sent by hand delivery, United States first class mail, facsimile, overnight courier service, electronic mail, or other means mutually agreed to by the parties.

M.2.B Notice shall be deemed received (i) upon receipt if delivered by hand;
(ii) after five business days if sent by U.S. mail; (iii) upon electronic confirmation of receipt if transmitted by facsimile; (iv) the next business day if sent by overnight courier service; (v) upon electronic confirmation of receipt if transmitted by electronic mail; and (vi) upon actual receipt if sent by other means.

M.2.C If to AT&T:

            Division Manager - Competitive Access Planning and
            Management
            Route 202/206 North, Room 4C244
            Bedminster, New Jersey 07921
            Telephone number: 908 234 7104
            Facsimile number: 908 234 3527

M.2.D If to TWComm:

            Director of National Accounts - AT&T
            Time Warner Communications
            160 Inverness Drive West
            Denver, Colorado 80112
            Telephone number: 303 799 5600
            Facsimile number: 303 799 3317


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
                                                                      APPENDIX M
                                                                     Page 2 of 2


M.2.E All notices with respect to the ADR procedures set forth in Appendix L of this Agreement shall also be sent to the parties' respective law departments.

      M.2.E.i If to AT&T:

            General Attorney - Network Services Division
            295 North Maple Avenue, Room 3253C2
            Basking Ridge, New Jersey 07920
            Telephone number: 908 234 7178
            Facsimile number: 908 953 8360

      M.2.E.ii If to TWComm:

            General Counsel
            Time Warner Communications
            300 First Stamford Place
            Stamford, Connecticut 06902
            Telephone number: 203 328 0600
            Facsimile number: 203 328 4840

M.2.F By mutual written agreement, the parties may amend this Appendix M so that notices of various types can be sent directly to the representative for any applicable job functions.

M.2.G Either party may unilaterally change its (i) designated representative and/or (ii) the address, telephone number, or facsimile number for the receipt of notices by giving seven days' prior written notice to the other party in accordance with the terms and conditions of this Appendix M.


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
                                                                      ADDENDUM I
                                                                     Page 1 of 2


              SERVICE CREDITS FOR TRANSITION OF EMBEDDED SERVICES

A Introduction

A.1 This Addendum shall control the accrual and payment of billing credits ("Service Credits") that TWComm shall grant to AT&T under certain conditions in return for AT&T's transitioning of Embedded Services to TWComm.

A.2 This Addendum applies only to Embedded Services contracted by AT&T prior to January 9,1995. Service Credits shall not apply to any other Embedded Services unless AT&T and TWComm expressly agree otherwise.

B Offered Services

B.1 If TWComm offers to provide AT&T any Embedded Service under the terms, conditions and pricing principles of this Agreement, it shall provide AT&T Service Credits with respect to such Embedded Service pursuant to this Addendum 1.

C Requirements

C.1 If AT&T elects to transition an Embedded Service to TWComm, AT&T shall work cooperatively with TWComm to minimize any LEC termination liabilities associated with such Embedded Service. Such cooperative efforts may include use of "fresh look" under FCC Docket 91-141, utilization of LEC portability programs, and sequencing of such transition activities.

C.2 AT&T shall not be required to rearrange (i.e., groom) LEC services to minimize LEC termination liabilities unless TWComm elects to also grant Service Credits to AT&T for the LEC nonrecurring charges associated with such rearranging activity.

C.3 AT&T will use reasonable commercial efforts to accurately estimate LEC nonrecurring charges associated with such transition activities, and at TWComm's request, will provide TWComm with supporting documentation that is reasonably available to AT&T at such time.

D Credit Accrual

D.1 At such time as AT&T elects to transition an Embedded Service to TWComm, AT&T will provide TWComm with supporting documentation as to the LEC termination liability that AT&T will incur as a result of such transition. * applicable to the Embedded Service *.


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
                                                                      ADDENDUM 1
                                                                     Page 2 of 2


D.2 * (as determined pursuant to Section C.3 above) * upon the transition of the respective Service to TWComm.

D.3 If a Service for which AT&T has accrued a Service Credit under this Addendum 1 is disconnected without cause during 1996, the Service Credit for such Service shall immediately be extinguished. A Service will be deemed to be disconnected with cause if TWComm fails to meet any one of the Ongoing Conditions set forth in Appendix E-6 within the applicable Serving Area at the time the Service is disconnected, provided that such failure was not caused by AT&T and that any cure period applicable to such Ongoing Condition has elapsed.

E Credit Application

E.1 Service Credits shall be applied to each monthly AT&T bill * whichever occurs first, subject to the limitation set forth in Section E.4 below.

E.2 Any Service Credit accrued but remaining after the issuance of the last bill rendered in 1996 shall be extinguished subject to the adjustment process described in Section F below.

E.3 The amount of Service Credit in any one billing period shall be equal to *.

E.4 The maximum aggregate amount of Service Credits shall not exceed
*.

F Credit Adjustments

F.1 If (a) TWComm encounters delays in the satisfaction of the Dedicated Preconditions or has failed any Ongoing Conditions (as these terms are described in Appendix E-6), such failure was not caused by AT&T, and such delay or failure by TWComm materially affects AT&T's ability to recover all of its accrued Service Credits in 1996; or (b) TWComm has declined to provide Embedded Services for reasons other than bona fide operations or contractual concerns, such that it has prevented AT&T from obtaining the benefit of the maximum Service Credits hereunder, then AT&T and TWComm shall cooperatively develop an alternative procedure that negates the effect of TWComm's delay, failure, or refusal in (a) or (b) above, on AT&T's ability to obtain Service Credits.


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
                                                                   AMENDMENT ONE
                                                                    Page 1 of 13


                         AMENDMENT ONE TO THE AGREEMENT

                                     between

                           TIME WARNER COMMUNICATIONS

                                       and

                            AT&T COMMUNICATIONS, INC.

--------------------------------------------------------------------------------

The effective date of this Amendment One is:

                                  June 1, 1997

--------------------------------------------------------------------------------

Pursuant to Section 48 of the Agreement between AT&T Communications, Inc. (AT&T) and Time Warner Communications (TWComm) dated September 15, 1995 (Agreement), the parties hereby agree to enter into this Amendment One to the Agreement and to incorporate the following changes: (i) to add supplemental provisions to the Agreement which cover AT&T Wireless Services, Inc.'s purchase of Services under the Agreement; (ii) the pricing and billing of certain POP to POP Services; and (iii) the application of less stringent network requirements under certain conditions.

--------------------------------------------------------------------------------

PART I AT&T WIRELESS SERVICES

1. AT&T Wireless Services, Inc. of 50400 Carillon Point in Kirkland, Washington 98033, and all of its divisions and affiliates (herinafter referred to collectively as "AWS") shall be included in the definition of "AT&T" within the terms and conditions of the Agreement, and any MSA Schedules entered into pursuant to the Agreement, and, accordingly, all terms and conditions of the Agreement and all MSA Schedules as well as the terms of this Amendment shall apply to TWComm and AWS.

2. The "AT&T Wireless Services: Dedicated Access Service Lever Requirements dated January 1, 1997," a copy of which has been provided to TWComm, and as modified from time to time (the "AWS Requirements Document"), shall be incorporated into the "AT&T-CAP Infrastructure Requirements" document and made a part thereof. Accordingly, notwithstanding

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

                                                                   AMENDMENT ONE
                                                                    Page 2 of 13


anything to the contrary in the Agreement, the provisions set forth in the AWS Requirements Document shall apply to any On Net Services provided to AWS under the Agreement and any applicable MSA Schedules. The provisions governing AT&T's right to modify the AT&T-CAP Infrastructure Requirements document shall also govern AT&T's right to modify the AWS Requirements Document.

3. Notwithstanding Section 13.D, with respect to each AWS region, AWS may designate any reasonable requirements (e.g., manual or mechanized interfaces and process) necessary for the provisioning, maintenance and billing for Services provided to AWS within such region.

4. Notwithstanding Sections 15.C.i.(b), 15.C.i.(c) and 15.01(d), the network expansion requirements set forth in Appendix H are waived solely for Services provided to AWS.

5. Notwithstanding Appendixes E-1, E-2 and E-6, as amended, any Service provided by TWComm to AWS for which AWS requires that TWComm provide such Service via Type I Provisioning shall be priced on an individual case basis, provided that: (1) such location is not, by that time, served by TWComm's network; and (2) such location is not deemed to be a Mandatory Type I Building (as described in Appendix H).

6. Within 15 days after the end of each billing period, TWComm will send all bills, along with a national summary of such bills, to AWS for payment for all Services provided by TWComm to AWS pursuant to the Agreement for that billing period. Such bills shall be delivered to the address designated by the AWS representative ordering Service from TWComm. Also, within such 15 day period, TWComm shall forward a copy of such national summary to:

            AT&T Manager - Contract Management
            One Oak Way Room 2WC127
            Berkeley Heights, New Jersey 07922-2724

7. At AWS sole discretion, Services for AWS may be ordered by a regional AWS representative from the designated local TWComm representative for such Selected MSA. Table 1, attached hereto and made a part hereof, provides a list of TWComm's current designated representatives for each MSA for which TWComm is offering telecommunications services as of June 1, 1997. In accordance with
Section 48 of this Agreement, Table-1 may be amended by written notice from TWComm to AT&T.

8. Table 2, attached hereto and made a part hereof, contains a list of current AWS divisions and affiliates. In accordance with Section 48 of this Agreement, Table 2 may be amended by written notice from AT&T to TWComm.

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

                                                                   AMENDMENT ONE
                                                                    Page 3 of 13


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PART II POP TO POP SERVICES

9. Notwithstanding Appendixes E-2 and E-6 of the Agreement as amended, with respect to any DS-3 Services provided by TWComm to AT&T between the Served Premises indicated in Table 3, attached hereto and made a part hereof:

      9.a the non-recurring installation charge is * per DS-3 Service;

      9.b the monthly recurring charge for each DS-3 Service shall be the lesser of the applicable monthly recurring charge specified in Table 3 of this Amendment One or the monthly recurring charge determined for such DS-3 Service based upon the pricing principles set forth in Appendixes E-1, E-2 and E-6, as amended; and

      9.c notwithstanding AT&T's ordering and accepting DS-3 Service pursuant to this Section 2, TWComm shall not begin to impose monthly recurring charges until the corresponding services provided by other suppliers for such specific DS-3 project (i.e., the distant-end access service and the inter-city service) have also been accepted by AT&T. AT&T will notify TWComm of the date of such acceptance.

10. Pursuant to Section 48 of the Agreement, Table 3 of this Amendment One may be modified by letter agreement executed by authorized representatives of AT&T and TWComm.

11. In accordance with Appendix G 2 of the Agreement, with respect to such specific DS-3 Services provided by TWComm to AT&T between the Served Premises indicated in Table 3 of this Amendment One:

      11.a unless otherwise directed by AT&T, TWComm shall use a separate and distinct Billing Account Number (BAN) for such Services; and

      11.b unless otherwise directed by AT&T, TWComm shall deliver the bills for such Services to the following address:

                    AT&T
                    Billing Supervisor
                    1200 Peachtree Street
                    Promenade II, Room 15W42
                    Atlanta GA, 30309.

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                                                                   AMENDMENT ONE
                                                                    Page 4 of 13


PART III NETWORK REQUIREMENTS

12. Notwithstanding Sections F.4.A and F.4.E. of Appendix F of the Agreement, TWComm may provide a Service utilizing a network that meets the less stringent requirements set forth in Section 14 of this Amendment One, provided that, with respect to such Service, none of the conditions set forth in Section 13 of this Amendment One are applicable.

13. TWComm shall provide Services that meet all of the network requirements set forth in Appendix F of the Agreement if any one of the following conditions apply:

      13.a the Secondary Location is within a building that is designated in the applicable MSA Schedule as an "Initial Type I location" pursuant to
      Section 15.B.i of the Agreement;

      13.b the Secondary Location is within a building to which AT&T purchases from TWComm at least five DS-1 Equivalents for a period of at least six consecutive months; or

      13.c AT&T designates that such Service is customer-critical (i.e., AT&T in its sole discretion determines that the Service provided by TWComm to AT&T for such AT&T customer is critical to that customer).

14. The network requirements that shall be applicable to Services provided by TWComm to AT&T in lieu of the requirements set forth in Sections F.4.A and F.4.E of Appendix F are as follows:

      14.a All equipment and facilities between the TWComm Node serving such Served Premises and the TWComm Node nearest to the Served Premises that is equipped with SONET platform technology shall consist exclusively of fiber optic technology; and

      14.b TWComm shall provide fully redundant fiber optic strands between the TWComm Node serving the Served Premises and the nearest SONET-equipped TWComm Node, although the redundant fiber optic strands need not be geographically diverse from the primary transmission path (e.g., all four fiber optic strands may be located within the same cable sheath).

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                                                                   AMENDMENT ONE
                                                                    Page 5 of 13


In witness whereof, the parties have executed this Amendment One through their authorized representatives.


TIME WARNER COMMUNICATIONS              AT&T COMMUNICATIONS, INC.


By: /s/ LARISSA HERDA                   By: /s/ SALLY MUSCARELLA
   --------------------------------        -------------------------------------

        Larissa Herda                             Sally Muscarella
-----------------------------------        -------------------------------------
           Name                                         Name

                                           Local & Access Business Development
Senior Vice President - Sales                        Vice President
-----------------------------------        -------------------------------------

         July 31, 1997                                July 5, 1997
-----------------------------------        -------------------------------------
             Date                                          Date


*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.


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